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                                                                 EXHIBIT 1.A.(8)


                       Forms of Participation Agreements

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                            PARTICIPATION AGREEMENT


     THIS AGREEMENT is made this _____ day of ______________ , 1999, by and among The Alger American Fund (the "Trust"), an open-end management investment company organized as a Massachusetts business trust, United Investors Life, a life insurance company organized as a corporation under the laws of the State of _______________, (the "Company"), on its own behalf and on behalf of each segregated asset account of the Company set forth in Schedule A, as may be amended from time to time (the "Accounts"), and Fred Alger & Company, Incorporated, a Delaware corporation, the Trust's distributor (the "Distributor").

     WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has an effective registration statement relating to the offer and sale of the various series of its shares under the Securities Act of 1933, as amended (the "1933 Act");

     WHEREAS, the Trust and the Distributor desire that Trust shares be used as an investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts to be offered by life insurance companies which have entered into fund participation agreements with the Trust (the "Participating Insurance Companies");

     WHEREAS, shares of beneficial interest in the Trust are divided into the following series which are available for purchase by the Company for the
Accounts: Alger American Small Capitalization Portfolio, Alger American Growth Portfolio, Alger American Income and Growth Portfolio, Alger American Balanced Portfolio, Alger American MidCap Growth Portfolio, and Alger American Leveraged AllCap Portfolio;

     WHEREAS, the Trust has received an order from the Commission, dated February 17, 1989 (File No. 812-7076), granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2(b)(15) and 6e-
3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Portfolios of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (the "Shared Funding Exemptive Order");

     WHEREAS, the Company has registered or will register under the 1933 Act certain variable life insurance policies and variable annuity contracts to be issued by the Company under which the Portfolios are to be made available as investment vehicles (the "Contracts");

     WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act unless an exemption from registration under the 1940 Act is available and the Trust has been so advised;

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     WHEREAS, the Company desires to use shares of the Portfolios indicated on
Schedule A as investment vehicles for the Accounts;

     NOW THEREFORE, in consideration of their mutual promises, the parties agree as follows:


                                  ARTICLE I.
               Purchase and Redemption of Trust Portfolio Shares
               -------------------------------------------------

1.1. For purposes of this Article I, the Company shall be the Trust's agent for the receipt from each account of purchase orders and requests for redemption pursuant to the Contracts relating to each Portfolio, provided that the Company notifies the Trust of such purchase orders and requests for redemption by 9:30 a.m. Eastern time on the next following Business Day, as defined in Section 1.3.

1.2. The Trust shall make shares of the Portfolios available to the Accounts at the net asset value next computed after receipt of a purchase order by the Trust (or its agent), as established in accordance with the provisions of the then current prospectus of the Trust describing Portfolio purchase procedures. The Company will transmit orders from time to time to the Trust for the purchase and redemption of shares of the Portfolios. The Trustees of the Trust (the "Trustees") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, such action is deemed in the best interests of the shareholders of such Portfolio.

1.3. The Company shall pay for the purchase of shares of a Portfolio on behalf of an Account with federal funds to be transmitted by wire to the Trust, with the reasonable expectation of receipt by the Trust by 2:00 p.m. Eastern time on the next Business Day after the Trust (or its agent) receives the purchase order. Upon receipt by the Trust of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Trust for this purpose. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the Commission.

1.4. The Trust will redeem for cash any full or fractional shares of any Portfolio, when requested by the Company on behalf of an Account, at the net asset value next computed after receipt by the Trust (or its agent) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust describing Portfolio redemption procedures. The Trust shall make payment for such shares in the manner established from time to time by the Trust. Proceeds of redemption with respect to a Portfolio will normally be paid to the Company for an Account in federal funds transmitted by wire to the Company

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      by order of the Trust with the reasonable expectation of receipt by the
      Company by 2:00 p.m. Eastern time on the next Business Day after the receipt by the Trust (or its agent) of the request for redemption. Such payment may be delayed if, for example, the Portfolio's cash position so requires or if extraordinary market conditions exist, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act. The Trust reserves the right to suspend the right of redemption, consistent with Section 22(e) of the 1940 Act and any rules thereunder.

1.5. Payments for the purchase of shares of the Trust's Portfolios by the Company under Section 1.3 and payments for the redemption of shares of the Trust's Portfolios under Section 1.4 on any Business Day may be netted against one another for the purpose of determining the amount of any wire transfer.

1.6. Issuance and transfer of the Trust's Portfolio shares will be by book entry only. Stock certificates will not be issued to the Company or the Accounts. Portfolio Shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

1.7. The Trust shall furnish, on or before the ex-dividend date, notice to the Company of any income dividends or capital gain distributions payable on the shares of any Portfolio of the Trust. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of that Portfolio. The Trust shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

1.8. The Trust shall calculate the net asset value of each Portfolio on each Business Day, as defined in Section 1.3. The Trust shall make the net asset value per share for each Portfolio available to the Company or its designated agent on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available to the Company by 6:30 p.m. Eastern time each Business Day.

1.9. The Trust agrees that its Portfolio shares will be sold only to Participating Insurance Companies and their segregated asset accounts, to the Fund Sponsor or its affiliates and to such other entities as may be permitted by Section 817(h) of the Code, the regulations hereunder, or judicial or administrative interpretations thereof. No shares of any Portfolio will be sold directly to the general public. The Company agrees that it will use Trust shares only for the purposes of funding the Contracts through the Accounts listed in Schedule A, as amended from time to time.

1.10. The Trust agrees that all Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding materially to those contained in
      Section 2.9 and Article IV of this Agreement.

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                                  ARTICLE II.
                          Obligations of the Parties
                          --------------------------

2.1. The Trust shall prepare and be responsible for filing with the Commission and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of the Trust. The Trust shall bear the costs of registration and qualification of shares of the Portfolios, preparation and filing of the documents listed in this Section 2.1 and all taxes to which an issuer is subject on the issuance and transfer of its shares.

2.2. The Company shall distribute such prospectuses, proxy statements and periodic reports of the Trust to the Contract owners as required to be distributed to such Contract owners under applicable federal or state law.

2.3. The Trust shall provide such documentation (including a final copy of the Trust's prospectus as set in type or in camera-ready copy) and other assistance as is reasonably necessary in order for the Company to print together in one document the current prospectus for the Contracts issued by the Company and the current prospectus for the Trust. The Trust shall bear the expense of printing copies of its current prospectus that will be distributed to existing Contract owners, and the Company shall bear the expense of printing copies of the Trust's prospectus that are used in connection with offering the Contracts issued by the Company.

2.4. The Trust and the Distributor shall provide (1) at the Trust's expense, one copy of the Trust's current Statement of Additional Information ("SAI") to the Company and to any Contract owner who requests such SAI,
      (2) at the Company's expense, such additional copies of the Trust's current SAI as the Company shall reasonably request and that the Company shall require in accordance with applicable law in connection with offering the Contracts issued by the Company.

2.5. The Trust, at its expense, shall provide the Company with copies of its proxy material, periodic reports to shareholders and other communications to shareholders in such quantity as the Company shall reasonably require for purposes of distributing to Contract owners. The Trust, at the Company's expense, shall provide the Company with copies of its periodic reports to shareholders and other communications to shareholders in such quantity as the Company shall reasonably request for use in connection with offering the Contracts issued by the Company. If requested by the Company in lieu thereof, the Trust shall provide such documentation (including a final copy of the Trust's proxy materials, periodic reports to shareholders and other communications to shareholders, as set in type or in camera-ready copy) and other assistance as reasonably necessary in order for the Company to print such shareholder communications for distribution to Contract owners.

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2.6.  The Company agrees and acknowledges that the Distributor is the sole owner of the name and mark "Alger" and that all use of any designation comprised in whole or part of such name or mark under this Agreement shall inure to the benefit of the Distributor. Except as provided in Section 2.5, the Company shall not use any such name or mark on its own behalf or on behalf of the Accounts or Contracts in any registration statement, advertisement, sales literature or other materials relating to the Accounts or Contracts without the prior written consent of the Distributor. Upon termination of this Agreement for any reason, the Company shall cease all use of any such name or mark as soon as reasonably practicable.

2.7. The Company shall furnish, or cause to be furnished, to the Trust or its designee a copy of each Contract prospectus and/or statement of additional information describing the Contracts, each report to Contract owners, proxy statement, application for exemption or request for no-action letter in which the Trust or the Distributor is named contemporaneously with the filing of such document with the Commission. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee each piece of sales literature or other promotional material in which the Trust or the Distributor is named, at least five Business Days prior to its use. No such material shall be used if the Trust or its designee reasonably objects to such use within three Business Days after receipt of such material.

2.8. The Company shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust or the Distributor in connection with the sale of the Contracts other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in sales literature or other promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the prior written permission of the Trust, the Distributor or their respective designees. The Trust and the Distributor agree to respond to any request for approval on a prompt and timely basis. The Company shall adopt and implement procedures reasonably designed to ensure that "broker only" materials including information therein about the Trust or the Distributor are not distributed to existing or prospective Contract owners.

2.9. The Trust shall use its best efforts to provide the Company, on a timely basis, with such information about the Trust, the Portfolios and the Distributor, in such form as the Company may reasonably require, as the Company shall reasonably request in connection with the preparation of registration statements, prospectuses and annual and semi-annual reports pertaining to the Contracts.

2.10. The Trust and the Distributor shall not give, and agree that no affiliate of either of them shall give, any information or make any representations or statements on behalf of the Company or concerning the Company, the Accounts or the Contracts other than information or representations contained in and accurately derived from the registration statement or

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      prospectus for the Contracts (as such registration statement and prospectus may be amended or supplemented from time to time), or in materials approved by the Company for distribution including sales literature or other promotional materials, except as required by legal process or regulatory authorities or with the prior written permission of the Company. The Company agrees to respond to any request for approval on a prompt and timely basis.

2.11. So long as, and to the extent that, the Commission interprets the 1940 Act to require pass-through voting privileges for Contract owners, the Company will provide pass-through voting privileges to Contract owners whose cash values are invested, through the registered Accounts, in shares of one or more Portfolios of the Trust. The Trust shall require all Participating Insurance Companies to calculate voting privileges in the same manner and the Company shall be responsible for assuring that the Accounts calculate voting privileges in the manner established by the Trust. With respect to each registered Account, the Company will vote shares of each Portfolio of the Trust held by a registered Account and for which no timely voting instructions from Contract owners are received in the same proportion as those shares for which voting instructions are received. The Company and its agents will in no way recommend or oppose or interfere with the solicitation of proxies for Portfolio shares held to fund the Contacts without the prior written consent of the Trust, which consent may be withheld in the Trust's sole discretion. The Company reserves the right, to the extent permitted by law, to vote shares held in any Account in its sole discretion.

2.12. The Company and the Trust will each provide to the other information about the results of any regulatory examination relating to the Contracts or the Trust, including relevant portions of any "deficiency letter" and any response thereto.

2.13. No compensation shall be paid by the Trust to the Company, or by the Company to the Trust, under this Agreement (except for specified expense reimbursements). However, nothing herein shall prevent the parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Trust, the Accounts or both.


                                 ARTICLE III.
                        Representations and Warranties
                        ------------------------------

3.1. The Company represents and warrants that it is an insurance company duly organized and in good standing under the laws of the State of _______________ and that it has legally and validly established each Account as a segregated asset account under such law as of the date set forth in Schedule A, and that United Securities Alliance, the principal underwriter for the Contracts, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member in good standing of the National Association of Securities Dealers, Inc.

3.2. The Company represents and warrants that it has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the

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      provisions of the 1940 Act and cause each Account to remain so registered to serve as a segregated asset account for the Contracts, unless an exemption from registration is available.

3.3. The Company represents and warrants that the Contracts will be registered under the 1933 Act unless an exemption from registration is available prior to any issuance or sale of the Contracts; the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws; and the sale of the Contracts shall comply in all material respects with state insurance law suitability requirements.

3.4. The Trust represents and warrants that it is duly organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act and the rules and regulations thereunder.

3.5. The Trust and the Distributor represent and warrant that the Portfolio shares offered and sold pursuant to this Agreement will be registered under the 1933 Act and sold in accordance with all applicable federal and state laws, and the Trust shall be registered under the 1940 Act prior to and at the time of any issuance or sale of such shares. The Trust shall amend its registration statement under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust.

3.6. The Trust represents and warrants that the investments of each Portfolio will comply with the diversification requirements for variable annuity, endowment or life insurance contracts set forth in Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify the Company immediately upon having a reasonable basis for believing any Portfolio has ceased to comply or might not so comply and will immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance within the grace period afforded by Regulation 1.817-5.

3.7. The Trust represents and warrants that it is currently qualified as a "regulated investment company" under Subchapter M of the Code, that it will make every effort to maintain such qualification and will notify the Company immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

3.8. The Trust represents and warrants that it, its directors, officers, employees and others dealing with the money or securities, or both, of a Portfolio shall at all times be covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less than the minimum coverage required by Rule 17g-1 or other applicable regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company.

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3.9.  The Distributor represents that it is duly organized and validly existing under the laws of the State of Delaware and that it is registered, and will remain registered, during the term of this Agreement, as a broker-dealer under the Securities Exchange Act of 1934 and is a member in good standing of the National Association of Securities Dealers, Inc.


                                  ARTICLE IV.
                              Potential Conflicts
                              -------------------

4.1. The parties acknowledge that a Portfolio's shares may be made available for investment to other Participating Insurance Companies. In such event, the Trustees will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all Participating Insurance Companies. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities;
      (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed;
      (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Trust shall promptly inform the Company of any determination by the Trustees that a material irreconcilable conflict exists and of the implications thereof.

4.2. The Company agrees to report promptly any potential or existing conflicts of which it is aware to the Trustees. The Company will assist the Trustees in carrying out their responsibilities under the Shared Funding Exemptive Order by providing the Trustees with all information reasonably necessary for and requested by the Trustees to consider any issues raised including, but not limited to, information as to a decision by the Company to disregard Contract owner voting instructions. All communications from the Company to the Trustees may be made in care of the Trust.

4.3. If it is determined by a majority of the Trustees, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists that affects the interests of contract owners, the Company shall, in cooperation with other Participating Insurance Companies whose contract owners are also affected, at its own expense and to the extent reasonably practicable (as determined by the Trustees) take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps could include: (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting the question of whether or not such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners,

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     or variable contract owners of one or more Participating Insurance
     Companies) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account.

4.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Trust's election, to withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Any such withdrawal and termination must take place within six
     (6) months after the Trust gives written notice that this provision is being implemented. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

4.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account within six (6) months after the Trustees inform the Company in writing that the Trust has determined that such decision has created a material irreconcilable conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

4.6. For purposes of Section 4.3 through 4.6 of this Agreement, a majority of the disinterested Trustees shall determine whether any proposed action adequately remedies any material irreconcilable conflict, but in no event will the Trust be required to establish a new funding medium for any Contract. The Company shall not be required to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the material irreconcilable conflict. In the event that the Trustees determine that any proposed action does not adequately remedy any material irreconcilable conflict, then the Company will withdraw the Account's investment in the Trust and terminate this Agreement within six (6) months after the Trustees inform the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested Trustees.

4.7. The Company shall at least annually submit to the Trustees such reports, materials or data as the Trustees may reasonably request so that the Trustees may fully carry out the duties

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     imposed upon them by the Shared Funding Exemptive Order, and said reports, materials and data shall be submitted more frequently if reasonably deemed appropriate by the Trustees.

4.8. If and to the extent that Rule 6e-3(T) is amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-3(T), as amended, or Rule 6e-3, as adopted, to the extent such rules are applicable.

                                  ARTICLE V.
                                Indemnification
                                ---------------

5.1. Indemnification By the Company.  The Company agrees to indemnify and hold
     ------------------------------
     harmless the Distributor, the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 5.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Contracts or Trust shares and:

     (a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a registration statement or prospectus for the Contracts or in the Contracts themselves or in sales literature generated or approved by the Company on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this
          Article V), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Company by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

     (b) arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Trust Documents as defined

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          in Section 5.2(a)) or wrongful conduct of the Company or persons under its control, with respect to the sale or acquisition of the Contracts or Trust shares; or

     (c) arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents as defined in Section 5.2(a) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of the Company; or

     (d) arise out of or result from any failure by the Company to provide the services or furnish the materials required under the terms of this Agreement; or

     (e) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; or

     (f) arise out of or result from the provision by the Company to the Trust of insufficient or incorrect information regarding the purchase or sale of shares of any Portfolio, or the failure of the Company to provide such information on a timely basis.

5.2. Indemnification by the Distributor.  The Distributor agrees to indemnify
     ----------------------------------
     and hold harmless the Company and each of its directors, officers, employees, and agents and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for the purposes of this Section 5.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Contracts or Trust shares and:

     (a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Trust (or any amendment or supplement thereto) (collectively, "Trust Documents" for the purposes of this
          Article V), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Distributor or the Trust by or on behalf of the Company for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

     (b) arise out of or result from statements or representations (other than statements or representations contained in and accurately derived form Company Documents) or wrongful conduct of the Distributor or persons under its control, with respect to the sale or acquisition of the Contracts or Portfolio shares; or

     (c) arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Company by or on behalf of the Trust; or

     (d) arise out of or result from any failure by the Distributor or the Trust to provide the services or furnish the materials required under the terms of this Agreement; or

     (e) arise out of or result from any material breach of any representation and/or warranty made by the Distributor or the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor or the Trust.

5.3. None of the Company, the Trust or the Distributor shall be liable under the indemnification provisions of Sections 5.1 or 5.2, as applicable, with respect to any Losses incurred or assessed against an Indemnified Party that arise from such Indemnified Party's willful misfeasance, bad faith or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

5.4. None of the Company, the Trust or the Distributor shall be liable under the indemnification provisions of Sections 5.1 or 5.2, as applicable, with respect to any claim made against an Indemnified party unless such Indemnified Party shall have notified the other party in writing within a reasonable time after the summons, or other first written notification, giving information of the nature of the claim shall have been served upon or otherwise received by such Indemnified Party (or after such Indemnified Party shall have received notice of service upon or other notification to any designated agent), but failure to notify the party against whom indemnification is sought of any such claim shall not relieve that party from any liability which it may have to the Indemnified Party in the absence of Sections 5.1 and 5.2.

5.5. In case any such action is brought against an Indemnified Party, the indemnifying party shall be entitled to participate, at its own expense, in the defense of such action. The indemnifying party also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the indemnifying party to the

     Indemnified Party of an election to assume such defense, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the indemnifying party will not be liable to the Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                                  ARTICLE VI.
                                  Termination
                                  -----------

6.1. This Agreement shall terminate:

     (a) at the option of any party upon 60 days advance written notice to the other parties, unless a shorter time is agreed to by the parties;

     (b) at the option of the Trust or the Distributor if the Contracts issued by the Company cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code or if the Contracts are not registered, issued or sold in accordance with applicable state and/or federal law; or

     (c) at the option of any party upon a determination by a majority of the Trustees of the Trust, or a majority of its disinterested Trustees, that a material irreconcilable conflict exists; or

     (d) at the option of the Company upon institution of formal proceedings against the Trust or the Distributor by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding the Trust's or the Distributor's duties under this Agreement or related to the sale of Trust shares or the operation of the Trust; or

     (e) at the option of the Company if the Trust or a Portfolio fails to meet the diversification requirements specified in Section 3.6 hereof; or

     (f) at the option of the Company if shares of the Series are not reasonably available to meet the requirements of the Variable Contracts issued by the Company, as determined by the Company, and upon prompt notice by the Company to the other parties; or

     (g) at the option of the Company in the event any of the shares of the Portfolio are not registered, issued or sold in accordance with applicable state and/or federal law, or such law precludes the use of such shares as the underlying investment media of the Variable Contracts issued or to be issued by the Company; or

     (h) at the option of the Company, if the Portfolio fails to qualify as a Regulated Investment Company under Subchapter M of the Code; or

     (i) at the option of the Distributor if it shall determine in its sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity.

6.2. Notwithstanding any termination of this Agreement, the Trust shall, at the option of the Company, continue to make available additional shares of any Portfolio and redeem shares of any Portfolio pursuant to the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement.

6.3. The provisions of Article V shall survive the termination of this Agreement, and the provisions of Article IV and Section 2.9 shall survive the termination of this Agreement as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 6.2.

                                 ARTICLE VII.
                                    Notices
                                    -------

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.


          If to the Trust or its Distributor:

          Fred Alger Management, Inc.
          30 Montgomery Street
          Jersey City, NJ 07302
          Attn: Gregory S. Duch

          If to the Company:

                                 ARTICLE VIII.
                                 Miscellaneous
                                 -------------

8.1. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

8.2. This Agreement may be executed in two or more counterparts, each of which taken together shall constitute one and the same instrument.

8.3. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

8.4. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the Commission granting exemptive relief therefrom and the conditions of such orders. Copies of any such orders shall be promptly forwarded by the Trust to the Company.

8.5. All liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

8.6. Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Commission, the National Association of Securities Dealers, Inc. and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

8.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

8.8.  This Agreement shall not be exclusive in any respect.

8.9. Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written approval of the other party.

8.10. No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

8.11. Each party hereto shall, except as required by law or otherwise permitted by this Agreement, treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto, and shall not disclose such confidential information without the written consent of the affected party unless such information has become publicly available.

      IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Participation Agreement as of the date and year first above written.


                                    Fred Alger & Company, Incorporated


                                    By:________________________________
                                    Name:
                                    Title:



                                    The Alger American Fund


                                    By:________________________________
                                    Name:
                                    Title:



                                    United Investors Life


                                    By:________________________________
                                    Name:
                                    Title:

                                  SCHEDULE  A
                                  -----------

The Alger American Fund:

     Alger American Growth Portfolio

     Alger American Leveraged AllCap Portfolio

     Alger American Income  and Growth Portfolio

     Alger American Small Capitalization Portfolio

     Alger American Balanced Portfolio

     Alger American MidCap Growth Portfolio


The Accounts:

                         FUND PARTICIPATION AGREEMENT

  THIS AGREEMENT made as of the     day of        ,         by and among BT
Insurance Funds Trust ("TRUST"), a Massachusetts business trust, Bankers Trust Company ("ADVISER"), a New York banking corporation, and UNITED INVESTORS LIFE INSURANCE COMPANY ("LIFE COMPANY"), a life insurance company organized under the
laws of the State of               .

  WHEREAS, TRUST is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "'40 Act"), as an open-end, diversified management investment company; and

  WHEREAS, TRUST is comprised of several series funds (each a "Portfolio"), with those Portfolios currently available being listed on Appendix A hereto; and

  WHEREAS, TRUST was organized to act as the funding vehicle for certain variable life insurance and/or variable annuity contracts ("Variable Contracts") offered by life insurance companies through separate accounts ("Separate Accounts") of such life insurance companies ("Participating Insurance Companies"); and

  WHEREAS, TRUST may also offer its shares to certain qualified pension and retirement plans ("Qualified Plans"); and

  WHEREAS, TRUST has received an order from the SEC, granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the '40 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Portfolios of the TRUST to be sold to and held by Variable Contract Separate Accounts of both affiliated and unaffiliated Participating Insurance
Companies and Qualified Plans ("Exemptive Order"); and

  WHEREAS, LIFE COMPANY has established or will establish one or more Separate Accounts to offer Variable Contracts and is desirous of having TRUST as one of the underlying funding vehicles for such Variable Contracts; and

  WHEREAS, ADVISER is a "bank" as defined in the Investment Advisers Act of 1940, as amended (the "Advisers Act") and as such is excluded from the definition of "Investment Adviser" and is not required to register as an investment adviser pursuant to the Advisers Act; and

  WHEREAS, ADVISER serves as the TRUST's investment adviser; and

  WHEREAS, to the extent permitted by applicable insurance laws and regulations, LIFE COMPANY intends to purchase shares of TRUST to fund the aforementioned Variable

Contracts and TRUST is authorized to sell such shares to LIFE COMPANY at such shares' net asset value;

  NOW, THEREFORE, in consideration of their mutual promises, LIFE COMPANY, TRUST, and ADVISER agree as follows:

                        Article 1. SALE OF TRUST SHARES
                                   --------------------

  1.1 TRUST agrees to make available to the Separate Accounts of LIFE COMPANY shares of the selected Portfolios as listed on Appendix B for investment of purchase payments of Variable Contracts allocated to the designated Separate Accounts as provided in TRUST's Registration Statement.

  1.2 TRUST agrees to sell to LIFE COMPANY those shares of the selected Portfolios of TRUST which LIFE COMPANY orders, executing such orders on a daily basis at the net asset value next computed after receipt by TRUST or its designee of the order for the shares of TRUST. For purposes of this Section 1.2, LIFE COMPANY shall be the designee of TRUST for receipt of such orders from the designated Separate Account and receipt by such designee shall constitute receipt by TRUST; provided that LIFE COMPANY receives the order by 4:00 p.m. New York time and TRUST receives notice from LIFE COMPANY by telephone or facsimile (or by such other means as TRUST and LIFE COMPANY may agree in writing) of such order by 8:00 a.m. New York time on the next Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which TRUST calculates its net asset value pursuant to the rules of the SEC.

  1.3 TRUST agrees to redeem on LIFE COMPANY's request, any full or fractional shares of TRUST held by LIFE COMPANY, executing such requests on a daily basis at the net asset value next computed after receipt by TRUST or its designee of the request for redemption, in accordance with the provisions of this Agreement and TRUST's Registration Statement. (In the event of a conflict between the provisions of this Agreement and the Trust's Registration Statement, the provisions of the Registration Statement shall govern.) For purposes of this
Section 1.3, LIFE COMPANY shall be the designee of TRUST for receipt of requests for redemption from the designated Separate Account and receipt by such designee shall constitute receipt by TRUST; provided that LIFE COMPANY receives the request for redemption by 4:00 p.m. New York time and TRUST receives notice from LIFE COMPANY by telephone or facsimile (or by such other means as TRUST and LIFE COMPANY may agree in writing) of such request for redemption by 9:00 a.m. New York time on the next Business Day.

  1.4 TRUST shall furnish, on or before each ex-dividend date, notice to LIFE COMPANY of any income dividends or capital gain distributions payable on the shares of any Portfolio of TRUST. LIFE COMPANY hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of the Portfolio. TRUST shall notify LIFE COMPANY or its designee of the number of shares so issued as payment of such dividends and distributions.

  1.5 TRUST shall make the net asset value per share for the selected Portfolio(s) available to LIFE COMPANY on a daily basis as soon as reasonably practicable after the net asset value per share is calculated but shall use its best efforts to make such net asset value available by 6:30 p.m. New York time. If TRUST provides LIFE COMPANY with materially incorrect share net asset value information through no fault of LIFE COMPANY, LIFE COMPANY on behalf of the Separate Accounts, shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value. Any material error in the calculation of net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to LIFE COMPANY.

  1.6 At the end of each Business Day, LIFE COMPANY shall use the information described in Section 1.5 to calculate Separate Account unit values for the day. Using these unit values, LIFE COMPANY shall process each such Business Day's Separate Account transactions based on requests and premiums received by it by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m. New York time) to determine the net dollar amount of TRUST shares which shall be purchased or redeemed at that day's closing net asset value per share. The net purchase or redemption orders so determined shall be transmitted to TRUST by LIFE COMPANY by 8:00 a.m. New York Time on the Business Day next following LIFE COMPANY's receipt of such requests and premiums in accordance with the terms of Sections 1.2 and 1.3 hereof.

  1.7 If LIFE COMPANY's order requests the purchase of TRUST shares, LIFE COMPANY shall pay for such purchase by wiring federal funds to TRUST or its designated custodial account on the day the order is transmitted by LIFE COMPANY. If LIFE COMPANY's order requests a net redemption resulting in a payment of redemption proceeds to LIFE COMPANY, TRUST shall use its best efforts to wire the redemption proceeds to LIFE COMPANY by the next Business Day, unless doing so would require TRUST to dispose of Portfolio securities or otherwise incur additional costs. In any event, proceeds shall be wired to LIFE COMPANY within the time period permitted by the '40 Act or the rules, orders or regulations thereunder, and TRUST shall notify the person designated in writing by LIFE COMPANY as the recipient for such notice of such delay by 3:00 p.m. New York Time on the same Business Day that LIFE COMPANY transmits the redemption order to TRUST. If LIFE COMPANY's order requests the application of redemption proceeds from the redemption of shares to the purchase of shares of another Fund advised by ADVISER, TRUST shall so apply such proceeds on the same Business Day that LIFE COMPANY transmits such order to TRUST.

  1.8 TRUST agrees that all shares of the Portfolios of TRUST will be sold only to Participating Insurance Companies which have agreed to participate in TRUST to fund their Separate Accounts and/or to Qualified Plans, all in accordance with the requirements of Section 817(h)(4) of the Internal Revenue Code of 1986, as amended ("Code") and Treasury Regulation 1.817-5. Shares of the TRUST's Portfolios will not be sold directly to the general public.

  1.9 TRUST may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of the shares of or liquidate any Portfolio of TRUST if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board of

Trustees of the TRUST (the "Board"), acting in good faith and in light of its duties under federal and any applicable state laws, deemed necessary, desirable or appropriate and in the best interests of the shareholders of such Portfolios.

  1.10 Issuance and transfer of Portfolio shares will be by book entry only. Stock certificates will not be issued to LIFE COMPANY or the Separate Accounts. Shares ordered from Portfolio will be recorded in appropriate book entry titles for the Separate Accounts.

                  Article II. REPRESENTATIONS AND WARRANTIES
                              ------------------------------

  2.1  LIFE COMPANY represents and warrants that it is an insurance company duly
organized and in good standing under the laws of         and that it has legally
and validly established each Separate Account as a segregated asset account
under such laws, and that           , the principal underwriter for the Variable
Contracts, is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "34 Act").

  2.2 LIFE COMPANY represents and warrants that it has registered or, prior to any issuance or sale of the Variable Contracts, will register each Separate Account as a unit investment trust ("UIT") in accordance with the provisions of the '40 Act and cause each Separate Account to remain so registered to serve as a segregated asset account for the Variable Contracts, unless an exemption from registration is available.

  2.3 LIFE COMPANY represents and warrants that the Variable Contracts will be registered under the Securities Act of 1933 (the "33 Act") unless an exemption from registration is available prior to any issuance or sale of the Variable Contracts, and that the Variable Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws (including all applicable blue sky laws) and further that the sale of the Variable Contracts shall comply in all material respects with applicable state insurance law suitability requirements.

  2.4 LIFE COMPANY represents and warrants that the Variable Contracts are currently and at the time of issuance will be treated as life insurance, endowment or annuity contracts under applicable provisions of the Code, that it will maintain such treatment and that it will notify TRUST immediately upon having a reasonable basis for believing that the Variable Contracts have ceased to be so treated or that they might not be so treated in the future.

  2.5 TRUST represents and warrants that the Fund shares offered and sold pursuant to this Agreement will be registered under the '33 Act and sold in accordance with all applicable federal laws, and TRUST shall be registered under the '40 Act prior to and at the time of any issuance or sale of such shares. TRUST, subject to Section 1.9 above, shall amend its registration statement under the '33 Act and the '40 Act from time to time as required in order to effect the continuous offering of its shares. TRUST shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by TRUST.

  2.6 TRUST represents and warrants that each Portfolio will comply with the diversification requirements set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify LIFE COMPANY immediately upon having a reasonable basis for believing any Portfolio has ceased to comply and will immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance.

  2.7 TRUST represents and warrants that each Portfolio invested in by the Separate Account will be treated as a "regulated investment company" under Subchapter M of the Code, and will notify LIFE COMPANY immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

  2.8 ADVISER represents and warrants that it shall perform its obligations hereunder in compliance in all material respects with any applicable state and federal laws.

                 Article III. PROSPECTUS AND PROXY STATEMENTS
                              -------------------------------

  3.1 TRUST shall prepare and be responsible for filing with the SEC and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of TRUST. TRUST shall bear the costs of registration and qualification of shares of the Portfolios, preparation and filing of the documents listed in this Section 3.1 and all taxes and filing fees to which an issuer is subject on the issuance and transfer of its shares.

  3.2 TRUST or its designee shall provide LIFE COMPANY, free of charge, with as many copies of the current prospectus (or prospectuses), statements of additional information, annual and semi-annual reports and proxy statements for the shares of the Portfolios as LIFE COMPANY may reasonably request for distribution to existing Variable Contract owners whose Variable Contracts are funded by such shares. TRUST or its designee shall provide LIFE COMPANY, at LIFE COMPANY's expense, with as many copies of the current prospectus (or prospectuses) for the shares as LIFE COMPANY may reasonably request for distribution to prospective purchasers of Variable Contracts. If requested by LIFE COMPANY, TRUST or its designee shall provide such documentation (including a "camera ready" copy of the current prospectus (or prospectuses) as set in type or, at the request of LIFE COMPANY, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once a year (or more frequently if the prospectus (or prospectuses) for the shares is supplemented or amended) to have the prospectus for the Variable Contracts and the prospectus (or prospectuses) for the TRUST shares printed together in one document. The expenses of such printing will be apportioned between LIFE COMPANY and TRUST in proportion to the number of pages of the Variable Contract and TRUST prospectus, taking account of other relevant factors affecting the expense of printing, such as covers, columns, graphs and charts; TRUST shall bear the cost of printing the TRUST prospectus portion of such document for distribution only to owners of existing Variable Contracts funded by the TRUST shares and LIFE COMPANY shall bear the expense of printing the portion of such documents relating to the Separate Account; provided, however, LIFE COMPANY shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing Variable Contracts not funded by the shares. In the event that LIFE

COMPANY requests that TRUST or its designee provide TRUST's prospectus in a "camera ready" or diskette format, TRUST shall be responsible for providing the prospectus (or prospectuses) in the format in which it is accustomed to formatting prospectuses and shall bear the expense of providing the prospectus (or prospectuses) in such format (e.g. typesetting expenses), and LIFE COMPANY shall bear the expense of adjusting or changing the format to conform with any of its prospectuses.

  3.3 TRUST will provide LIFE COMPANY with at least one complete copy of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to the Portfolios promptly after the filing of each such document with the SEC or other regulatory authority. LIFE COMPANY will provide TRUST with at least one complete copy of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to a Separate Account promptly after the filing of each such document with the SEC or other regulatory authority.

                          Article IV. SALES MATERIALS
                                      ---------------

  4.1 LIFE COMPANY will furnish, or will cause to be furnished, to TRUST and ADVISER, each piece of sales literature or other promotional material in which TRUST or ADVISER is named, at least fifteen (15) Business Days prior to its intended use. No such material will be used if TRUST or ADVISER objects to its use in writing within ten (10) Business Days after receipt of such material.

  4.2 TRUST and ADVISER will furnish, or will cause to be furnished, to LIFE COMPANY, each piece of sales literature or other promotional material in which LIFE COMPANY or its Separate Accounts are named, at least fifteen (15) Business Days prior to its intended use. No such material will be used if LIFE COMPANY objects to its use in writing within ten (10) Business Days after receipt of such material.

  4.3 TRUST and its affiliates and agents shall not give any information or make any representations on behalf of LIFE COMPANY or concerning LIFE COMPANY, the Separate Accounts, or the Variable Contracts issued by LIFE COMPANY, other than the information or representations contained in a registration statement or prospectus for such Variable Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports of the Separate Accounts or reports prepared for distribution to owners of such Variable Contracts, or in sales literature or other promotional material approved by LIFE COMPANY or its designee, except with the written permission of LIFE COMPANY.

  4.4 LIFE COMPANY and its affiliates and agents shall not give any information or make any representations on behalf of TRUST or concerning TRUST other than the information or representations contained in a registration statement or prospectus for TRUST, as such registration statement and prospectus may be amended or supplemented from time to time, or in sales literature or other promotional material approved by TRUST or its designee, except with the written permission of TRUST.

  4.5 For purposes of this Agreement, the phrase "sales literature or other promotional material" or words of similar import include, without limitation, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under National Association of Securities Dealers, Inc. ("NASD") rules, the '40 Act, the '33 Act or rules thereunder.

                        Article V. POTENTIAL CONFLICTS
                                   -------------------

  5.1 The parties acknowledge that TRUST has received an order from the SEC granting relief from various provisions of the '40 Act and the rules thereunder to the extent necessary to permit TRUST shares to be sold to and held by Variable Contract separate accounts of both affiliated and unaffiliated Participating Insurance Companies and Qualified Plans. The Exemptive Order requires TRUST and each Participating Insurance Company to comply with conditions and undertakings substantially as provided in this Section 5. The TRUST will not enter into a -participation agreement with any other Participating Insurance Company unless it imposes the same conditions and undertakings as are imposed on LIFE COMPANY hereby.

  5.2 The Board will monitor TRUST for the existence of any material irreconcilable conflict between the interests of Variable Contract owners of all separate accounts and with participants of Qualified Plans investing in TRUST. An irreconcilable material conflict may arise for a variety of reasons, which may include: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of TRUST are being managed; (e) a difference in voting instructions given by Variable Contract owners; (f) a decision by a Participating Insurance Company to disregard the voting instructions of Variable Contract owners and (g) if applicable, a decision by a Qualified Plan to disregard the voting instructions of plan participants.

  5.3 LIFE COMPANY will report any potential or existing conflicts of which it becomes aware to the Board. LIFE COMPANY will be responsible for assisting the Board in carrying out its duties in this regard by providing the Board with all information reasonably necessary for the Board to consider any issues raised. The responsibility includes, but is not limited to, an obligation by the LIFE COMPANY to inform the Board whenever it has determined to disregard

Variable Contract owner voting instructions. These responsibilities of LIFE COMPANY will be carried out with a view only to the interests of the Variable Contract owners.

  5.4 If a majority of the Board or majority of its disinterested Trustees, determines that a material irreconcilable conflict exists affecting LIFE COMPANY, LIFE COMPANY, at its expense and to the extent reasonably practicable (as determined by a majority of the Board's disinterested Trustees), will take any steps necessary to remedy or eliminate the irreconcilable material conflict, including; (a) withdrawing the assets allocable to some or all of the Separate Accounts from TRUST or any Portfolio thereof and reinvesting those assets in a different investment medium, which may include another Portfolio of TRUST, or another investment company; (b) submitting the question as to whether such segregation should be implemented to a vote of all affected Variable Contract owners and as appropriate, segregating the assets of any appropriate group (i.e., variable annuity or variable life insurance Contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners the option of making such a change; and (c) establishing a new registered management investment company (or series thereof) or managed separate account. If a material irreconcilable conflict arises because of LIFE COMPANY's decision to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, LIFE COMPANY may be required, at the election of TRUST, to withdraw the Separate Account's investment in TRUST, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take such remedial action shall be carried out with a view only to the interests of the Variable Contract owners.

  For the purposes of this Section 5.4, a majority of the disinterested members of the Board shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict, but in no event will TRUST or ADVISER (or any other investment adviser of TRUST) be required to establish a new funding medium for any Variable Contract. Further, LIFE COMPANY shall not be required by this Section 5.4 to establish a new funding medium for any Variable Contracts if any offer to do so has been declined by a vote of a majority of Variable Contract owners materially and adversely affected by the irreconcilable material conflict.

  5.5 The Board's determination of the existence of an irreconcilable material conflict and its implications shall be made known promptly and in writing to LIFE COMPANY.

  5.6 No less than annually, LIFE COMPANY shall submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out its obligations. Such reports, materials, and data shall be submitted more frequently if deemed appropriate by the Board.

                              Article VI. VOTING
                                          ------

  6.1 LIFE COMPANY will provide pass-through voting privileges to all Variable Contract owners so long as the SEC continues to interpret the '40 Act as requiring pass-through voting privileges for Variable Contract owners. Accordingly, LIFE COMPANY, where applicable, will vote shares of the Portfolio held in its Separate Accounts in a manner consistent with voting instructions timely received from its Variable Contract owners. LIFE COMPANY will be responsible for assuring that each of its Separate Accounts that participates in TRUST calculates voting privileges in a manner consistent with other Participating Insurance Companies. LIFE COMPANY will vote shares for which it has not received timely voting instructions, as well as shares it owns, in the same proportion as its votes those shares for which it has received voting instructions.

  6.2 If and to the extent Rule 6e-2 and Rule 6e-3(T) are amended, or if Rule 6e-3 is adopted, to provide exemptive relief from any provision of the '40 Act or the rules thereunder with respect to mixed and shared funding on terms and conditions materially different from any exemptions granted in the Exemptive Order, then TRUST, and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and Rule 6e3(T), as amended, and Rule 6e-3, as adopted, to the extent such Rules are applicable.

                         Article VII. INDEMNIFICATION
                                      ---------------

  7.1  Indemnification by LIFE COMPANY. LIFE COMPANY agrees to indemnify and
       -------------------------------
hold harmless TRUST, ADVISER and each of their Trustees, directors, principals, officers, employees and agents and each person, if any, who controls TRUST or ADVISER within the meaning of Section 15 of the '33 Act (collectively, the "Indemnified Parties") against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of LIFE COMPANY, which consent shall not be unreasonably withheld) or litigation or threatened litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of TRUST's shares or the Variable Contracts and:

      (a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Variable Contracts or contained in the Variable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to LIFE COMPANY by or on behalf of TRUST for use in the registration statement or prospectus for the Variable Contracts or in the Variable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts or TRUST shares; or

      (b) arise out of or result from (i) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of TRUST not supplied by LIFE COMPANY, or persons under its control) or (ii) wrongful conduct of LIFE COMPANY or persons under its control, with respect to the sale or distribution of the Variable Contracts or TRUST shares; or

      (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of TRUST or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to TRUST by or on behalf of LIFE COMPANY; or

      (d) arise as a result of any failure by LIFE COMPANY to provide substantially the services and furnish the materials under the terms of this Agreement; or

      (e) arise out of or result from any material breach of any representation and/or warranty made by LIFE COMPANY in this Agreement or arise out of or result from any other material breach of this Agreement by LIFE COMPANY.

  7.2 LIFE COMPANY shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party to the extent that such losses, claims, damages, liabilities or litigation are attributable to such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

  7.3 LIFE COMPANY shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified LIFE COMPANY in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify LIFE COMPANY of any such claim shall not relieve LIFE COMPANY from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Indemnified Party, LIFE COMPANY shall be entitled to participate at its own expense in the defense of such action. LIFE COMPANY also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from LIFE COMPANY to such party of LIFE COMPANY's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and LIFE COMPANY will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

  7.4 Indemnification by TRUST. TRUST agrees to indemnify and hold harmless LIFE
      --------------------------
COMPANY and each of its directors, officers, employees, and agents and each person, if any, who controls LIFE COMPANY within the meaning of Section 15 of the '33 Act (collectively, the "Indemnified Parties") against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of TRUST which consent shall not be unreasonably withheld) or litigation or threatened litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of TRUST's shares or the Variable Contracts and:

      (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of TRUST (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to ADVISER or TRUST by or on behalf of LIFE COMPANY for use in the registration statement or prospectus for TRUST or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts or TRUST shares; or

      (b) arise out of or result from (i) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Variable Contracts not supplied by ADVISER or TRUST or persons under its control) or (ii) gross negligence or wrongful conduct or willful misfeasance of TRUST or persons under its control, with respect to the sale or distribution of the Variable Contracts or TRUST shares; or

      (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Variable Contracts, or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to LIFE COMPANY for inclusion therein by or on behalf of TRUST; or

      (d) arise as a result of (i) a failure by TRUST to provide substantially the services and furnish the materials under the terms of this Agreement; or
(ii) a failure by a Portfolio(s) invested in by the Separate Account to comply with the diversification requirements of Section 817(h) of the Code; or (iii) a failure by a Portfolio(s) invested in by the Separate Account to qualify as a "regulated investment company" under Subchapter M of the Code; or

      (e) arise out of or result from any material breach of any representation and/or warranty made by TRUST in this Agreement or arise out of or result from any other material breach of this Agreement by TRUST.

  7.5 TRUST shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party to the extent that such losses, claims, damages, liabilities or litigation are attributable to such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

  7.6 TRUST shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified TRUST in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify TRUST of any such claim shall not relieve TRUST from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, TRUST shall be entitled to participate at its own expense in the defense thereof. TRUST also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from TRUST to such party of TRUST's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and TRUST will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                        Article VIII. TERM; TERMINATION
                                      -----------------

  8.1 This Agreement shall be effective as of the date hereof and shall continue in force until terminated in accordance with the provisions herein.

  8.2 This Agreement shall terminate in accordance with the following provisions:

      (a) At the option of LIFE COMPANY or TRUST at any time from the date hereof upon 180 days' notice, unless a shorter time is agreed to by the parties;

      (b) At the option of LIFE COMPANY, if TRUST shares are not reasonably available to meet the requirements of the Variable Contracts as determined by LIFE COMPANY. Prompt notice of election to terminate shall be furnished by LIFE COMPANY, said termination to be effective ten days after receipt of notice unless TRUST makes available a sufficient number of shares to reasonably meet the requirements of the Variable Contracts within said ten-day period;

      (c) At the option of LIFE COMPANY, upon the institution of formal proceedings against TRUST by the SEC, the NASD, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in LIFE COMPANY's reasonable judgment, materially impair TRUST's ability to meet and perform TRUST's obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by LIFE COMPANY with said termination to be effective upon receipt of notice;

      (d) At the option of TRUST, upon the institution of formal proceedings against LIFE COMPANY and/or its broker-dealer affiliates by the SEC, the NASD, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in TRUST's reasonable judgment, materially impair LIFE COMPANY's ability to meet and perform its obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by TRUST with said termination to be effective upon receipt of notice;

      (e) In the event TRUST's shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Variable Contracts issued or to be issued by LIFE COMPANY. Termination shall be effective upon such occurrence without notice;

      (f) At the option of TRUST if the Variable Contracts cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code, or if TRUST reasonably believes that the Variable Contracts may fail to so qualify. Termination shall be effective upon receipt of notice by LIFE COMPANY;

      (g) At the option of LIFE COMPANY, upon TRUST's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of LIFE COMPANY within ten days after written notice of such breach is delivered to TRUST;

      (h) At the option of TRUST, upon LIFE COMPANY's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of TRUST within ten days after written notice of such breach is delivered to LIFE COMPANY;

      (i) At the option of TRUST, if the Variable Contracts are not registered, issued or sold in accordance with applicable federal and/or state law. Termination shall be effective immediately upon such occurrence without notice;

  In the event this Agreement is assigned without the prior written consent of LIFE COMPANY, TRUST, and ADVISER, termination shall be effective immediately upon such occurrence without notice.

  8.3 Notwithstanding any termination of this Agreement pursuant to Section 8.2 hereof, TRUST at its option may elect to continue to make available additional TRUST shares, as provided below, for so long as TRUST desires pursuant to the terms and conditions of this Agreement, for all Variable Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, if TRUST so elects to make additional TRUST shares available, the owners of the Existing Contracts or LIFE COMPANY, whichever shall have legal authority to do so, shall be permitted to reallocate investments in TRUST, redeem investments in TRUST and/or invest in TRUST upon the payment of additional premiums under the Existing Contracts. In the event of a termination of this Agreement pursuant to Section 8.2 hereof, TRUST and ADVISER, as promptly as is practicable under the circumstances, shall notify LIFE COMPANY whether TRUST elects to continue to make TRUST shares available after such termination. If TRUST shares continue to be made available after such termination, the provisions of this Agreement shall remain in effect and thereafter either TRUST or LIFE COMPANY may terminate the Agreement, as so continued pursuant to this Section 8.3, upon sixty (60) days' prior written notice to the other party.

  8.4 Except as necessary to implement Variable Contract owner initiated transactions, or as required by state insurance laws or regulations, LIFE COMPANY shall not redeem the shares attributable to the Variable Contracts (as opposed to the shares attributable to LIFE COMPANY's assets held in the Separate Accounts), and LIFE COMPANY shall not prevent Variable Contract owners from allocating payments to a Portfolio that was otherwise available under the Variable Contracts until thirty (30) days after the LIFE COMPANY shall have notified TRUST of its intention to do so.

                              Article IX. NOTICES
                                          -------

  Any notice hereunder shall be given by registered or certified mail return receipt requested to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

              If to TRUST:

              BT Insurance Funds Trust
              c/o First Data Investor Services Group, Inc.
              101 Federal Street
              Boston, MA 02110
              Attn: Elizabeth Russell, Legal Dep't

              and

              c/o BT Alex. Brown
              One South Street, Mail Stop 1- 18-6
              Baltimore, MD 21202
              Attn: Mutual Fund Services

              If to ADVISER:

              Bankers Trust Company
              130 Liberty Street, Mail Stop 2355
              New York, NY 10006
              Attn.: Mutual Fund Marketing

              If to LIFE COMPANY:

              United Investors Life Insurance Company

              --------------------------------
              --------------------------------
              --------------------------------

  Notice shall be deemed given on the date of receipt by the addressee as evidenced by the return receipt.

                           Article X. MISCELLANEOUS
                                      -------------

  10.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

  10.2 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

  10.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

  10.4 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the SEC granting exemptive relief therefrom and the conditions of such orders.

  10.5 It is understood and expressly stipulated that neither the shareholders of shares of any Portfolio nor the Trustees or officers of TRUST or any Portfolio shall be personally liable hereunder. No Portfolio shall be liable for the liabilities of any other Portfolio. All persons dealing with TRUST or a Portfolio must look solely to the property of TRUST or that Portfolio, respectively, for enforcement of any claims against TRUST or that Portfolio. it is also understood that each of the Portfolios shall be deemed to be entering into a separate Agreement with LIFE COMPANY so that it is as if each of the Portfolios had signed a separate Agreement with LIFE COMPANY and that a single document is being signed simply to facilitate the execution and administration of the Agreement.

  10.6 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

  10.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

  10.8 If the Agreement terminates, the parties agree that Article 7 and Sections 10.5, 10.6 and 10.7 shall remain in effect after termination.

  10.9 No provision of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by TRUST, ADVISER and the LIFE COMPANY.

  10.10 No failure or delay by a party in exercising any right or remedy under this Agreement will operate as a waiver thereof and no single or partial exercise of rights shall preclude a further or subsequent exercise. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

  IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Fund Participation Agreement as of the date and year first above written.

                       BT INSURANCE FUNDS TRUST

                       By:
                          ---------------------------------
                          Name:
                          Title:


                       BANKERS TRUST COMPANY


                       By:
                          ---------------------------------
                          Name:
                          Title:

                       UNITED INVESTORS LIFE INSURANCE COMPANY

                       By:
                          ---------------------------------
                          Name:
                          Title:

                                  Appendix A

To Participation Agreement by and among BT Insurance Funds Trust, Bankers Trust Company and United Investors Life Insurance Company.

List of portfolios:
-------------------

BT Insurance Funds Trust - Small Cap Index Fund
BT Insurance Funds Trust - EAFE Equity Index Fund

                                  Appendix B

To Participation Agreement by and among BT Insurance Funds Trust, Bankers Trust Company and United Investors Life Insurance Company.

List of variable separate accounts:
-----------------------------------

[Titanium Investor Variable Universal Life]

                         FUND PARTICIPATION AGREEMENT
                         ----------------------------


This Agreement is entered into as of the ______ day of _________, 1999, INSURANCE COMPANY, a life insurance company organized under the laws of the State of New York (Insurance Company"), and each of DREYFUS VARIABLE INVESTMENT FUND; THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.; DREYFUS LIFE AND ANNUITY INDEX FUND, INC. (d/b/a DREYFUS STOCK INDEX FUND); AND DREYFUS INVESTMENT PORTFOLIOS (each a "Fund").

                                   ARTICLE I
                                  DEFINITIONS

1.1   "Act" shall mean the Investment Company Act of 1940, as amended.

1.2 "Board" shall mean the Board of Directors or Trustees, as the case may be, of a Fund, which has the responsibility for management and control of the Fund.

1.3 "Business Day" shall mean any day for which a Fund calculates net asset value per share as described in the Fund's Prospectus.

1.4   "Commission" shall mean the Securities and Exchange Commission.

1.5 "Contract" shall mean a variable annuity or life insurance contract that uses any Participating Fund (as defined below) as an underlying investment medium. Individuals who participate under a group Contract are "Participants."

1.6 "Contractholder" shall mean any entity that is a party to a Contract with a Participating Company (as defined below).

1.7 "Disinterested Board Members" shall mean those members of the Board of a Fund that are not deemed to be "interested persons" of the Fund, as defined by the Act.

1.8 "Dreyfus" shall mean The Dreyfus Corporation and its affiliates, including Dreyfus Service Corporation.

1.9 "Participating Companies" shall mean any insurance company (including Insurance Company) that offers variable annuity and/or variable life insurance contracts to the public and that has entered into an agreement with one or more of the Funds.

1.10 "Participating Fund" shall mean each Fund, including, as applicable, any series thereof, specified in Exhibit A, as such Exhibit may be amended from time to time by agreement of the parties hereto, the shares of which are available to serve as the underlying investment medium for the aforesaid Contracts.

1.11 "Prospectus" shall mean the current prospectus and statement of additional information of a Fund, as most recently filed with the Commission.

1.12 "Separate Account" shall mean _______________, a separate account established by Insurance Company in accordance with the laws of the State of ______________.

1.13 "Software Program" shall mean the software program used by a Fund for providing Fund and account balance information including net asset value per share. Such Program may include the Lion System. In situations where the Lion System or any other Software Program used by a Fund is not available, such information may be provided by telephone. The Lion System shall be provided to Insurance Company at no charge.

1.14 "Insurance Company's General Account(s)" shall mean the general account(s) of Insurance Company and its affiliates that invest in a Fund.

                                  ARTICLE II
                                REPRESENTATIONS

2.1 Insurance Company represents and warrants that (a) it is an insurance company duly organized and in good standing under applicable law; (b) it has legally and validly established the Separate Account pursuant to the insurance laws of the State of New York and the regulation thereunder the purpose of offering to the public certain individual and group variable annuity and life insurance contracts; (c) it has registered the Separate Account as a unit investment trust under the Act to serve as the segregated investment account for the Contracts; and (d) the Separate Account is eligible to invest in shares of each Participating Fund without such investment disqualifying any Participating Fund as an investment medium for insurance company separate accounts supporting variable annuity contracts or variable life insurance contracts.

2.2 Insurance Company represents and warrants that (a) the Contracts will be described in a registration statement filed under the Securities Act of 1933, as amended ("1933 Act"); (b) the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws; and (c) the sale of the Contracts shall comply in all material respects with state insurance law requirements. Insurance Company agrees to notify each Participating Fund promptly of any investment restrictions imposed by state insurance law and applicable to the Participating Fund.

2.3 Insurance Company represents and warrants that the income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the applicable Contracts, to be credited to or charged against such Separate Account without regard to other income, gains or losses from assets allocated to any other accounts of Insurance Company. Insurance Company represents and warrants that the assets of the Separate Account are and will be kept separate from Insurance Company's General Account and any other separate accounts Insurance Company may have, and will not be charged with liabilities from any business that Insurance Company may conduct or the liabilities of any companies affiliated with Insurance Company.

2.4 Each Participating Fund represents that it is registered with the Commission under the Act as an open-end, management investment company and possesses, and shall maintain, all legal and regulatory licenses, approvals, consents and/or exemptions required for the Participating Fund to operate and offer its shares as an underlying investment medium for Participating Companies.

2.5 Each Participating Fund represents that it is currently qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify Insurance Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

2.6 Insurance Company represents and agrees that the Contracts are currently, and at the time of issuance will be, treated as life insurance policies or annuity contracts, whichever is appropriate, under applicable provisions of the Code, and that it will make every effort to maintain such treatment and that it will notify each Participating Fund and Dreyfus immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future. Insurance Company agrees that any prospectus offering a Contract that is a "modified endowment contract," as that term is defined in
      Section 7702A of the Code, will identify such Contract as a modified endowment contract (or policy).

2.7 Each Participating Fund agrees that its assets shall be managed and invested in a manner that complies with the requirements of Section 817(h) of the Code.

2.8 Insurance Company agrees that each Participating Fund shall be permitted (subject to the other terms of this Agreement) to make its shares available to other Participating Companies and Contractholders.

2.9 Each Participating Fund represents and warrants that any of its directors, trustees, officers, employees, investment advisers, and other individuals/entities who deal with the money and/or securities of the Participating Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Participating Fund in an amount not less than that required by Rule 17g-1 under the Act. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.10 Insurance Company represents and warrants that all of its employees and agents who deal with the money and/or securities of each Participating Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage in an amount not less than the coverage required to be maintained by the Participating Fund. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.11 Insurance Company agrees that Dreyfus shall be deemed a third party beneficiary under this Agreement and may enforce any and all rights conferred by virtue of this Agreement.

                                  ARTICLE III
                                  FUND SHARES

3.1 The Contracts funded through the Separate Account will provide for the investment of certain amounts in shares of each Participating Fund.

3.2 Each Participating Fund agrees to make its shares available for purchase at the then applicable net asset value per share by Insurance Company and the Separate Account on each Business Day pursuant to rules of the Commission. Notwithstanding the foregoing, each Participating Fund may refuse to sell its shares to any person, or suspend or terminate the offering of its shares, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of its Board, acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary and in the best interests of the Participating Fund's shareholders.

3.3 Each Participating Fund agrees that shares of the Participating Fund will be sold only to (a) Participating Companies and their separate accounts or
      (b) "qualified pension or retirement plans" as determined under Section 817(h)(4) of the Code. Except as otherwise set forth in this Section 3.3, no shares of any Participating Fund will be sold to the general public.

3.4 Each Participating Fund shall use its best efforts to provide closing net asset value, dividend and capital gain information on a per-share basis to Insurance Company by 6:00 p.m. Eastern time on each Business Day. Any material errors in the calculation of net asset value, dividend and capital gain information shall be reported immediately upon discovery to Insurance Company. Non-material errors will be corrected in the next Business Day's net asset value per share.

3.5 At the end of each Business Day, Insurance Company will use the information described in Sections 3.2 and 3.4 to calculate the unit values of the Separate Account for the day. Using this unit value, Insurance Company will process the day's Separate Account transactions received by it by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m. Eastern time) to determine the net dollar amount of each Participating Fund's shares that will be purchased or redeemed at that day's closing net asset value per share. The net purchase or redemption orders will be transmitted to each Participating Fund by Insurance Company by 11:00 a.m. Eastern time on the Business Day next following Insurance Company's receipt of that information. Subject to Sections 3.6 and 3.8, all purchase and redemption orders for Insurance Company's General Accounts shall be effected at the net asset value per share of each Participating Fund next calculated after receipt of the order by the Participating Fund or its Transfer Agent.

3.6 Each Participating Fund appoints Insurance Company as its agent for the limited purpose of accepting orders for the purchase and redemption of Participating Fund shares for the Separate Account. Each Participating Fund will execute orders at the applicable net asset value per share determined as of the close of trading on the day of receipt of such orders by Insurance Company acting as agent ("effective trade date"), provided that the Participating Fund receives notice of such orders by 11:00 a.m. Eastern time on the next following Business Day and, if such orders request the purchase of Participating Fund shares, the conditions specified in Section 3.8, as applicable, are satisfied. A redemption or purchase request that does not satisfy the conditions specified above and in Section 3.8, as applicable, will be effected at the net asset value per share computed on the Business Day immediately preceding the next following Business Day upon which such conditions have been satisfied in accordance with the requirements of this Section and Section 3.8. Insurance Company represents and warrants that all orders submitted by the Insurance Company for execution on the effective trade date shall represent purchase or redemption orders received from Contractholders prior to the close of trading on the New York Stock Exchange on the effective trade date.

3.7 Insurance Company will make its best efforts to notify each applicable Participating Fund in advance of any unusually large purchase or redemption orders.

3.8 If Insurance Company's order requests the purchase of a Participating Fund's shares, Insurance Company will pay for such purchases by wiring Federal Funds to the Participating Fund or its designated custodial account on the day the order is transmitted. Insurance Company shall make all reasonable efforts to transmit to the applicable Participating Fund payment in Federal Funds by 12:00 noon Eastern time on the Business Day the Participating Fund receives the notice of the order pursuant to
      Section 3.5. Each applicable Participating Fund will execute such orders at the applicable net asset value per share determined as of the close of trading on the effective trade date if the Participating Fund receives payment in Federal Funds by 12:00 midnight Eastern time on the Business Day the Participating Fund receives the notice of the order pursuant to
      Section 3.5. If payment in Federal Funds for any purchase is not received or is received by a Participating Fund after 12:00 noon Eastern time on such Business Day, Insurance

      Company shall promptly, upon each applicable Participating Fund's request, reimburse the respective Participating Fund for any charges, costs, fees, interest or other expenses incurred by the Participating Fund in connection with any advances to, or borrowings or overdrafts by, the Participating Fund, or any similar expenses incurred by the Participating Fund, as a result of portfolio transactions effected by the Participating Fund based upon such purchase request. If Insurance Company's order requests the redemption of any Participating Fund's shares valued at or greater than $1 million dollars, the Participating Fund will wire such amount to Insurance Company within seven days of the order.

3.9 Each Participating Fund has the obligation to ensure that its shares are registered with applicable federal agencies at all times.

3.10 Each Participating Fund will confirm each purchase or redemption order made by Insurance Company. Transfer of Participating Fund shares will be by book entry only. No share certificates will be issued to Insurance Company. Insurance Company will record shares ordered from a Participating Fund in an appropriate title for the corresponding account.

3.11 Each Participating Fund shall credit Insurance Company with the appropriate number of shares.

3.12 On each ex-dividend date of a Participating Fund or, if not a Business Day, on the first Business Day thereafter, each Participating Fund shall communicate to Insurance Company the amount of dividend and capital gain, if any, per share. All dividends and capital gains shall be automatically reinvested in additional shares of the applicable Participating Fund at the net asset value per share on the ex-dividend date. Each Participating Fund shall, on the day after the ex-dividend date or, if not a Business Day, on the first Business Day thereafter, notify Insurance Company of the number of shares so issued.


                                  ARTICLE IV
                            STATEMENTS AND REPORTS

4.1 Each Participating Fund shall provide monthly statements of account as of the end of each month for all of Insurance Company's accounts by the fifteenth (15th) Business Day of the following month.

4.2 Each Participating Fund shall distribute to Insurance Company copies of the Participating Fund's Prospectuses, proxy materials, notices, periodic reports and other printed materials (which the Participating Fund customarily provides to its shareholders) in quantities as Insurance Company may reasonably request for distribution to each Contractholder and Participant. Insurance Company may elect to print the Participating Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information, which are also offered in Insurance Companies insurance product at their own cost. At Insurance Company's request, the Participating Fund will provide, in lieu of printed documents, camera-ready copy or diskette of prospectuses, annual and semi-annual reports for printing by the Insurance Company.

4.3 Each Participating Fund will provide to Insurance Company at least one complete copy of all registration statements, Prospectuses, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Participating Fund or its shares, contemporaneously with the filing of such document with the Commission or other regulatory authorities.

4.4 Insurance Company will provide to each Participating Fund at least one copy of all registration statements, Prospectuses, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Separate Account, contemporaneously with the filing of such document with the Commission.

4.5 Insurance Company will provide Participating Funds on a semi-annual basis, or more frequently as reasonably requested by the Participating Funds, with a current tabulation of the number of existing Variable Contract owners of Insurance Company whose Variable Contract values are invested in the Participating Funds. This tabulation will be sent to Participating Funds in the form of a letter signed by a duly authorized officer of the Insurance Company attesting to the accuracy of the information contained in the letter.


                                   ARTICLE V
                                   EXPENSES

5.1 The charge to each Participating Fund for all expenses and costs of the Participating Fund, including but not limited to management fees, administrative expenses and legal and regulatory costs, will be included in the determination of the Participating Fund's daily net asset value per share.


5.2 Except as provided in Article IV and V, in particular in the next sentence, Insurance Company shall not be required to pay directly any expenses of any Participating Fund or expenses relating to the distribution of its shares. Insurance Company shall pay the following expenses or costs:

          a. Such amount of the production expenses of any Participating Fund materials, including the cost of printing a Participating Fund's Prospectus, or marketing materials for prospective Insurance Company

          Contractholders and Participants as Dreyfus and Insurance Company shall agree from time to time.

          b. Distribution expenses of any Participating Fund materials or marketing materials for prospective Insurance Company Contractholders and Participants.

          c. Distribution expenses of any Participating Fund materials or marketing materials for Insurance Company Contractholders and Participants.

      Except as provided herein, all other expenses of each Participating Fund shall not be borne by Insurance Company.


                                  ARTICLE VI
                               EXEMPTIVE RELIEF

6.1 Insurance Company has reviewed a copy of (i) the amended order dated December 31, 1997 of the Securities and Exchange Commission under Section 6(c) of the Act with respect to Dreyfus Variable Investment Fund and Dreyfus Life and Annuity Index Fund, Inc.; and (ii) the order dated February 5, 1998 of the Securities and Exchange Commission under Section 6(c) of the Act with respect to The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Investment Portfolios, and, in particular, has reviewed the conditions to the relief set forth in each related Notice. As set forth therein, if Dreyfus Variable Investment Fund, Dreyfus Life and Annuity Index Fund, Inc., The Dreyfus Socially Responsible Growth Fund, Inc. or Dreyfus Investment Portfolios is a Participating Fund, Insurance Company agrees, as applicable, to report any potential or existing conflicts promptly to the respective Board of Dreyfus Variable Investment Fund, Dreyfus Life and Annuity Index Fund, Inc., The Dreyfus Socially Responsible Growth Fund, Inc. and/or Dreyfus Investment Portfolios, and, in particular, whenever contract voting instructions are disregarded, and recognizes that it will be responsible for assisting each applicable Board in carrying out its responsibilities under such application. Insurance Company agrees to carry out such responsibilities with a view to the interests of existing Contractholders.

6.2 If a majority of the Board, or a majority of Disinterested Board Members, determines that a material irreconcilable conflict exists with regard to Contractholder investments in a Participating Fund, the Board shall give prompt notice to all Participating Companies and any other Participating Fund. If the Board determines that Insurance Company is responsible for causing or creating said conflict, Insurance Company shall at its sole cost and expense, and to the extent reasonably practicable (as determined by a majority of the Disinterested Board Members), take such action as is necessary to remedy or eliminate the irreconcilable material conflict. Such necessary action may include, but shall not be limited to:

          a. Withdrawing the assets allocable to the Separate Account from the Participating Fund and reinvesting such assets in another Participating Fund (if applicable) or a different investment medium, or submitting the question of whether such segregation should be implemented to a vote of all affected Contractholders; and/or

          b. Establishing a new registered management investment company.

6.3 If a material irreconcilable conflict arises as a result of a decision by Insurance Company to disregard Contractholder voting instructions and said decision represents a minority position or would preclude a majority vote by all Contractholders having an interest in a Participating Fund, Insurance Company may be required, at the Board's election, to withdraw the investments of the Separate Account in that Participating Fund.

6.4 For the purpose of this Article, a majority of the Disinterested Board Members shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict, but in no event will any Participating Fund be required to bear the expense of establishing a new funding medium for any Contract. Insurance Company shall not be required by this Article to establish a new funding medium for any Contract if an offer to do so has been declined by vote of a majority of the Contractholders materially adversely affected by the irreconcilable material conflict.

6.5 No action by Insurance Company taken or omitted, and no action by the Separate Account or any Participating Fund taken or omitted as a result of any act or failure to act by Insurance Company pursuant to this Article VI, shall relieve Insurance Company of its obligations under, or otherwise affect the operation of, Article V.

                                  ARTICLE VII
                      VOTING OF PARTICIPATING FUND SHARES

7.1 Each Participating Fund shall provide Insurance Company with copies, at no cost to Insurance Company, of the Participating Fund's proxy material, reports to shareholders and other communications to shareholders in such quantity as Insurance Company shall reasonably require for distributing to Contractholders or Participants.

      Insurance Company shall:

          (a) solicit voting instructions from Contractholders or Participants on a timely basis and in accordance with applicable law;

          (b) vote the Participating Fund shares in accordance with instructions received from Contractholders or Participants; and

          (c) vote the Participating Fund shares for which no instructions have been received in the same proportion as Participating Fund shares for which instructions have been received.

      Insurance Company agrees at all times to vote its General Account shares in the same proportion as the Participating Fund shares for which instructions have been received from Contractholders or Participants. Insurance Company further agrees to be responsible for assuring that voting the Participating Fund shares for the Separate Account is conducted in a manner consistent with other Participating Companies.

7.2 Insurance Company agrees that it shall not, without the prior written consent of each applicable Participating Fund and Dreyfus, solicit, induce or encourage Contractholders to (a) change or supplement the Participating Fund's current investment adviser or (b) change, modify, substitute, add to or delete from the current investment media for the Contracts.

                                 ARTICLE VIII
                         MARKETING AND REPRESENTATIONS

8.1 Each Participating Fund or its underwriter shall periodically furnish Insurance Company with the following documents, in quantities as Insurance Company may reasonably request:

      a.  Current Prospectus and any supplements thereto; and

      b.  Other marketing materials.

      Expenses for the production of such documents shall be borne by Insurance Company in accordance with Section 5.2 of this Agreement.

8.2 Insurance Company shall designate certain persons or entities that shall have the requisite licenses to solicit applications for the sale of Contracts. No representation is made as to the number or amount of Contracts that are to be sold by Insurance Company. Insurance Company shall make reasonable efforts to market the Contracts and shall comply with all applicable federal and state laws in connection therewith.

8.3 Insurance Company shall furnish, or shall cause to be furnished, to each applicable Participating Fund or its designee, each piece of sales literature or other promotional material in which the Participating Fund, its investment adviser or the administrator is named, at least fifteen Business Days prior to its use. No such material shall be used unless the Participating Fund or its designee approves such material. Such approval (if given) must be in writing and shall be presumed not given if not received within ten Business Days after receipt of such material. Each applicable Participating Fund or its designee, as the case may be, shall use all reasonable efforts to respond within ten days of receipt.

8.4 Insurance Company shall not give any information or make any representations or statements on behalf of a Participating Fund or concerning a Participating Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or Prospectus of, as may be amended or supplemented from time to time, or in reports or proxy statements for, the applicable Participating Fund, or in sales literature or other promotional material approved by the applicable Participating Fund.

8.5 Each Participating Fund shall furnish, or shall cause to be furnished, to Insurance Company, each piece of the Participating Fund's sales literature or other promotional material in which Insurance Company or the Separate Account is named, at least fifteen Business Days prior to its use. No such material shall be used unless Insurance Company approves such material. Such approval (if given) must be in writing and shall be presumed not given if not received within ten Business Days after receipt of such material. Insurance Company shall use all reasonable efforts to respond within ten days of receipt.

8.6 Each Participating Fund shall not, in connection with the sale of Participating Fund shares, give any information or make any representations on behalf of Insurance Company or concerning Insurance Company, the Separate Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as may be amended or supplemented from time to time, or in published reports for the Separate Account that are in the public domain or approved by Insurance Company for distribution to Contractholders or Participants, or in sales literature or other promotional material approved by Insurance Company.

8.7 For purposes of this Agreement, the phrase "sales literature or other promotional material" or words of similar import include, without limitation, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under National Association of Securities Dealers, Inc. rules, the Act or the 1933 Act.

                                  ARTICLE IX
                                INDEMNIFICATION

9.1 Insurance Company agrees to indemnify and hold harmless each Participating Fund, Dreyfus, each respective Participating Fund's investment adviser and sub-investment adviser (if applicable), each respective Participating Fund's distributor, and their respective affiliates, and each of their directors, trustees, officers, employees, agents and each person, if any, who controls or is associated with any of the foregoing entities or persons within the meaning of the 1933 Act (collectively, the "Indemnified Parties" for purposes of Section 9.1), against any and all losses, claims, damages or liabilities joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted) for which the Indemnified Parties may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect to thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in information furnished by Insurance Company for use in the registration statement or Prospectus or sales literature or advertisements of the respective Participating Fund or with respect to the Separate Account or Contracts, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) arise out of or as a result of conduct, statements or representations (other than statements or representations contained in the Prospectus and sales literature or advertisements of the respective Participating Fund) of Insurance Company or its agents, with respect to the sale and distribution of Contracts for which the respective Participating Fund's shares are an underlying investment; (iii) arise out of the wrongful conduct of Insurance Company or persons under its control with respect to the sale or distribution of the Contracts or the respective Participating Fund's shares; (iv) arise out of Insurance Company's incorrect calculation and/or untimely reporting of net purchase or redemption orders; or (v) arise out of any breach by Insurance Company of a material term of this Agreement or as a result of any failure by Insurance Company to provide the services and furnish the materials or to make any payments provided for in this Agreement. Insurance Company will reimburse any Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that with respect to clauses (i) and (ii) above Insurance Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission or alleged omission made in such registration statement, prospectus, sales literature, or advertisement in conformity with written information furnished to Insurance Company by the respective Participating Fund specifically for use therein. This indemnity agreement will be in addition to any liability which Insurance Company may otherwise have.

9.2 Each Participating Fund severally agrees to indemnify and hold harmless Insurance Company and each of its directors, officers, employees, agents and each person, if any, who controls Insurance Company within the meaning of the 1933 Act against any losses, claims, damages or liabilities to which Insurance Company or any such director, officer, employee, agent or controlling person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (1) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or Prospectus or sales literature or advertisements of the respective Participating Fund; (2) arise out of or are based upon the omission to state in the registration statement or Prospectus or sales literature or advertisements of the respective Participating Fund any material fact required to be stated therein or necessary to make the statements therein not misleading; or (3) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or Prospectus or sales literature or advertisements with respect to the Separate Account or the Contracts and such statements were based on information provided to Insurance Company by the respective Participating Fund; and the respective Participating Fund will reimburse any legal or other expenses reasonably incurred by Insurance Company or any such director, officer, employee, agent or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the respective Participating Fund will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission or alleged omission made in such registration statement, Prospectus, sales literature or advertisements in conformity with written information furnished to the respective Participating Fund by Insurance Company specifically for use therein. This indemnity agreement will be in addition to any liability which the respective Participating Fund may otherwise have.

9.3 Each Participating Fund severally shall indemnify and hold Insurance Company harmless against any and all liability, loss, damages, costs or expenses which Insurance Company may incur, suffer or be required to pay due to the respective Participating Fund's (1) incorrect calculation of the daily net asset value, dividend rate or capital gain distribution rate; (2) incorrect reporting of the daily net asset value, dividend rate or capital gain distribution rate; and (3) untimely reporting of the net asset value, dividend rate or capital gain distribution rate; provided that the respective Participating Fund shall have no obligation to indemnify and hold harmless Insurance Company if the incorrect calculation or incorrect or untimely reporting was the result of incorrect information furnished by Insurance Company or information furnished untimely by Insurance Company or otherwise as a result of or relating to a breach of this Agreement by Insurance Company.

9.4 Promptly after receipt by an indemnified party under this Article of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Article, notify the indemnifying party of the commencement thereof. The omission to so notify the indemnifying party will not relieve the indemnifying party from any liability under this Article IX, except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give such notice. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such indemnified party, and to the extent that the indemnifying party has given notice to such effect to the indemnified party and is performing its obligations under this Article, the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation. Notwithstanding the foregoing, in any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent.

      A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article IX. The provisions of this Article IX shall survive termination of this Agreement.

9.5 Insurance Company shall indemnify and hold each respective Participating Fund, Dreyfus and sub-investment adviser of the Participating Fund harmless against any tax liability incurred by the Participating Fund under Section 851 of the Code arising from purchases or redemptions by Insurance Company's General Accounts or the account of its affiliates.

                                   ARTICLE X
                         COMMENCEMENT AND TERMINATION

10.1 This Agreement shall be effective as of the date hereof and shall continue in force until terminated in accordance with the provisions herein.

10.2  This Agreement shall terminate without penalty:

      a. As to any Participating Fund, at the option of Insurance Company or the Participating Fund at any time from the date hereof upon 180 days' notice, unless a shorter time is agreed to by the respective Participating Fund and Insurance Company;

      b. As to any Participating Fund, at the option of Insurance Company, if shares of that Participating Fund are not reasonably available to meet the requirements of the Contracts as determined by Insurance Company. Prompt notice of election to terminate shall be furnished by Insurance Company, said termination to be effective ten days after receipt of notice unless the Participating Fund makes available a sufficient number of shares to meet the requirements of the Contracts within said ten-day period;

      c. As to a Participating Fund, at the option of Insurance Company, upon the institution of formal proceedings against that Participating Fund by the Commission, National Association of Securities Dealers or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in Insurance Company's reasonable judgment, materially impair that Participating Fund's ability to meet and perform the Participating Fund's obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by Insurance Company with said termination to be effective upon receipt of notice;

      d. As to a Participating Fund, at the option of each Participating Fund, upon the institution of formal proceedings against Insurance Company by the Commission, National Association of Securities Dealers or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in the Participating Fund's reasonable judgment, materially impair Insurance Company's ability to meet and perform Insurance Company's obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by such Participating Fund with said termination to be effective upon receipt of notice;

      e. As to a Participating Fund, at the option of that Participating Fund, if the Participating Fund shall determine, in its sole judgment reasonably exercised in good faith, that Insurance Company has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity is likely to have a material adverse impact upon the business and operation of that Participating Fund or Dreyfus, such Participating Fund shall notify Insurance Company in writing of such determination and its intent to terminate this Agreement, and after considering the actions taken by Insurance Company and any other changes in circumstances since the giving of such notice, such determination of the Participating Fund shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth day shall be the effective date of termination;

      f. As to a Participating Fund, at the option of Insurance Company, if Insurance Company shall determine, in its sole judgment reasonably exercised in good faith that the Participating Fund has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity is likely to have a material adverse impact upon the business and operations of Insurance Company or its Separate Account, the Insurance Company shall notify the Participating Fund in writing of such determination and its intent to terminate this Agreement, and after considering the actions taken by the Participating Fund and any other changes in circumstances since the giving of such notice, such determination of Insurance Company shall continue to apply to the sixtieth (60/th/) day following the giving of such notice, which sixtieth day shall be the effective date of termination;

      g. Upon termination of the Investment Advisory Agreement between that Participating Fund and Dreyfus or its successors unless Insurance Company specifically approves the selection of a new Participating Fund investment adviser. Such Participating Fund shall promptly furnish notice of such termination to Insurance Company;

      h. As to a Participating Fund, in the event that Participating Fund's shares are not registered, issued or sold in accordance with applicable federal law, or such law precludes the use of such shares as the underlying investment medium of Contracts issued or to be issued by Insurance Company. Termination shall be effective immediately as to that Participating Fund only upon such occurrence without notice;

      i. At the option of a Participating Fund upon a determination by its Board in good faith that it is no longer advisable and in the best interests of shareholders of that Participating Fund to continue to operate pursuant to this Agreement. Termination pursuant to this Subsection (h) shall be effective upon notice by such Participating Fund to Insurance Company of such termination;

      j. At the option of a Participating Fund if the Contracts cease to qualify as annuity contracts or life insurance policies, as applicable, under the Code, or if such Participating Fund reasonably believes that the Contracts may fail to so qualify;

      k. At the option of any party to this Agreement, upon another party's breach of any material provision of this Agreement;

          l. At the option of a Participating Fund, if the Contracts are not registered, issued or sold in accordance with applicable federal and/or state law; or

          m. Upon assignment of this Agreement, unless made with the written consent of every other non-assigning party.

      Any such termination pursuant to Section 10.2a, 10.2d, 10.2e, 10.2f or 10.2k herein shall not affect the operation of Article V of this Agreement. Any termination of this Agreement shall not affect the operation of Article IX of this Agreement.

10.3 Notwithstanding any termination of this Agreement pursuant to Section 10.2 hereof, each Participating Fund and Dreyfus may, at the option of the Participating Fund, continue to make available additional shares of that Participating Fund for as long as the Participating Fund desires pursuant to the terms and conditions of this Agreement as provided below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, if that Participating Fund and Dreyfus so elect to make additional Participating Fund shares available, the owners of the Existing Contracts or Insurance Company, whichever shall have legal authority to do so, shall be permitted to reallocate investments in that Participating Fund, redeem investments in that Participating Fund and/or invest in that Participating Fund upon the making of additional purchase payments under the Existing Contracts. In the event of a termination of this Agreement pursuant to Section 10.2 hereof, such Participating Fund and Dreyfus, as promptly as is practicable under the circumstances, shall notify Insurance Company whether Dreyfus and that Participating Fund will continue to make that Participating Fund's shares available after such termination. If such Participating Fund shares continue to be made available after such termination, the provisions of this Agreement shall remain in effect and thereafter either of that Participating Fund or Insurance Company may terminate the Agreement as to that Participating Fund, as so continued pursuant to this Section 10.3, upon prior written notice to the other party, such notice to be for a period that is reasonable under the circumstances but, if given by the Participating Fund, need not be for more than six months.

10.4 Termination of this Agreement as to any one Participating Fund shall not be deemed a termination as to any other Participating Fund unless Insurance Company or such other Participating Fund, as the case may be, terminates this Agreement as to such other Participating Fund in accordance with this Article X.

                                  ARTICLE XI
                                  AMENDMENTS

11.1 Any other changes in the terms of this Agreement, except for the addition or deletion of any Participating Fund as specified in Exhibit A, shall be made by agreement in writing between Insurance Company and each respective Participating Fund.

                                  ARTICLE XII
                                    NOTICE

12.1 Each notice required by this Agreement shall be given by certified mail, return receipt requested, to the appropriate parties at the following addresses:

      Insurance Company:


      Participating Funds:  [Name of Fund]
                            c/o Premier Mutual Fund Services, Inc.
                            200 Park Avenue
                            New York, New York 10166
                            Attn: Vice President and Assistant Secretary

      with copies to:       [Name of Fund]
                            c/o The Dreyfus Corporation
                            200 Park Avenue
                            New York, New York 10166
                            Attn: General Counsel

                            Stroock & Stroock & Lavan
                            180 Maiden Lane
                            New York, New York 10038-4982
                            Attn: Lewis G. Cole, Esq.
                                  Stuart H. Coleman, Esq.

      Notice shall be deemed to be given on the date of receipt by the addresses as evidenced by the return receipt.

                                 ARTICLE XIII
                                 MISCELLANEOUS

13.1 This Agreement has been executed on behalf of each Fund by the undersigned officer of the Fund in his capacity as an officer of the Fund. The obligations of this Agreement shall only be binding upon the assets and property of the Fund and shall not be binding upon any director, trustee, officer or shareholder of the Fund individually. It is agreed that the obligations of the Funds are several and not joint, that no Fund shall be liable for any amount owing by another Fund and that the Funds have executed one instrument for convenience only.

                                  ARTICLE XIV
                                      LAW

14.1 This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.

                                  ARTICLE XV
                              FOREIGN TAX CREDITS

15.1 Each Participating Fund agrees to consult in advance with Insurance Company concerning any decision to elect or not to pass through the benefit of any foreign tax credits to the Participating Fund's shareholders pursuant to Section 853 of the Code.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be duly executed and attested as of the date first above written.

                              INSURANCE COMPANY

                              By:

                              Its:
Attest:_____________________

                              DREYFUS LIFE AND ANNUITY INDEX FUND, INC. (d/b/a DREYFUS STOCK INDEX FUND)



                              By:

                              Its:

Attest:_____________________

                              THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.



                              By:

                              Its:

Attest:_____________________

                              DREYFUS VARIABLE INVESTMENT FUND


                              By:

                              Its:

Attest:_____________________

                              DREYFUS INVESTMENT PORTFOLIOS



                              By:

                              Its:

Attest:_____________________

                                   EXHIBIT A

                          LIST OF PARTICIPATING FUNDS

                       EVERGREEN VARIABLE ANNUITY TRUST
                            PARTICIPATION AGREEMENT


     THIS AGREEMENT is made this ____ day of __________, 2000 between EVERGREEN VARIABLE ANNUITY TRUST, an open-end management investment company organized as a Delaware business trust (the "Trust"), and United Investors Life Insurance Company, a life insurance company organized under the laws of the State of Missouri (the "Company"), on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A, as may be amended from time to time (the "Accounts").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the offer and sale of its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust desires to act as an investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts to be offered by insurance companies that have entered into participation agreements with the Trust (the "Participating Insurance Companies"); and

     WHEREAS, the beneficial interest in the Trust is divided into several series of shares, each series representing an interest in a particular managed portfolio of securities and other assets (the "Portfolios"); and

     WHEREAS, the Trust has obtained an order from the Securities and Exchange Commission ("Commission") granting Participating Insurance Companies and their separate account(s) exemptions from the provisions of Section(s) 9(a), 13(a), 15(a) and 15(b) of the 1940 Act and Rules 6e-2(b)(15) and 6e-3(T)(b)(15)
thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and nonaffiliated life insurance companies and certain qualified pension and retirement plans (the "Shared Trust Exemptive Order"); and

     WHEREAS, the Company has registered or will register under the 1933 Act certain variable life insurance policies and/or variable annuity contracts identified by the form number(s) listed on Schedule A, as may be amended from time to time (the "Contracts"); and

     WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

     WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company on the date shown for that Account on Schedule A, to set aside and invest assets attributable to the Contracts; and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares of the Portfolios at net asset value on behalf of each Account to fund the Contracts;

     NOW, THEREFORE, in consideration of their mutual promises, the parties agree as follows:


                                   ARTICLE I

                              Sale of Trust Shares

     1.1. The Trust shall make shares of its Portfolios available to the Accounts at the net asset value next computed after receipt of such purchase order by the Trust (or its agent), as established in accordance with the provisions of the then current prospectus of the Trust. Shares of a particular Portfolio of the Trust shall be ordered in such quantities and at such times as determined by the Company to be necessary to meet the requirements of the Contracts. The trustees of the Trust (the "Trustees") may refuse to sell shares of any Portfolio to any person or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary and in the best interest of the shareholders of such Portfolio.

     1.2. The Trust will redeem any full or fractional shares of any Portfolio when requested by the Company on behalf of an Account at the net asset value next computed after receipt by the Trust (or its agent) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust. The Trust shall make payment for such shares in the manner established from time to time by the Trust, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act.

     1.3. For the purposes of Sections 1.1. and 1.2., the Trust hereby appoints the Company as its agent for the limited purpose of receiving and accepting purchase and redemption orders resulting from investment in and payments under the Contracts. Receipt by the Company shall constitute receipt by the Trust provided that: (a) such orders are received by the Company in good order prior to the close of the regular trading session of the New York Stock Exchange, and
(b) the Trust receives notice of such orders by 9:30 a.m., New York time, on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value.

     1.4.  Purchase orders that are transmitted to the Trust in accordance with
Section 1.3. shall be paid for on the same Business Day that the Trust receives notice of the order. Payments shall be made in federal funds transmitted by wire.

     1.5. The Trust shall furnish prompt notice to the Company of any income dividends or capital gain distributions payable on shares of any Portfolio. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of that Portfolio. The Trust shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

     1.6. The Trust shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 7:00 p.m., New York time.

     1.7. The Trust agrees that its shares will be sold only to Participating Insurance Companies and their separate accounts and to certain qualified pension and retirement plans to the extent permitted by the Shared Trust Exemptive Order. No shares of any Portfolio will be sold directly to the general public. The Company agrees that the Trust shares will be used only for the purposes of funding the Contracts and Accounts listed in Schedule A, as amended from time to time.

     1.8. The Trust agrees that all Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding to those contained in Section 2.12. and
Article IV of this Agreement.


                                   ARTICLE II

                           Obligations of the Parties

     2.1. The Trust shall bear the costs of registering and qualifying the Trust's shares, and of preparing and filing the Trust's prospectus, registration statement, Trust sponsored proxy materials (or similar materials such as voting instruction solicitation materials), reports to shareholders, and all statements and notices required by federal or state law. The Trust shall pay all taxes on the issuance and/or transfer of the Trust's shares.

     2.2. The Trust shall bear the printing costs (or duplicating costs with respect to the statement of additional information) associated with distributing the Trust's current prospectus, statement of additional information, annual report, semi-annual report, Trust sponsored proxy material or other shareholder communications, including any amendments or supplements to any of the foregoing, to the extent required to be provided by the Trust to its then-current shareholders. The Trust shall not bear any costs of preparing, printing, recording, taping or disseminating sales literature or other promotional materials or the costs of printing and mailing prospective Contract owners copies of the Trust's prospectus, statement of additional information, periodic reports or other printed materials.


     2.3. The Trust shall provide the Company (at the Company's expense) with as many copies of the Trust's current prospectus as the Company may reasonably request for distribution to prospective purchasers of Contracts. If requested by the Company in lieu thereof, the Trust shall provide such documentation (including a final copy of the current prospectus as set in type at the Trust's expense) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Trust is amended) to have the prospectus for the Contracts and the Trust's prospectus printed together in one document (at the Company's expense).

     2.4. The Company will bear the costs of registering and qualifying the Accounts for sale, printing (or duplicating costs with respect to the statement of additional information) and mailing costs associated with the delivery of the Accounts' current prospectuses and statements of additional information, private placement memoranda, annual and semi-annual reports, Contracts, Contract applications, sales literature or other promotional material, Account sponsored proxy materials and voting solicitation instructions.

     2.4. The Company will bear the responsibility and correlative expense for administrative and support services for Contract owners. The Trust recognizes the Company as the sole shareholder of shares of the Trust issued under this Agreement.

     2.5. The Company agrees and acknowledges that one of the Trust's advisers, Evergreen Asset Management Corp. ("Evergreen Asset"), is the sole owner of the name and mark "Evergreen" and that all use of any designation comprised in whole or in part of Evergreen (an "Evergreen Mark") under this Agreement shall inure to the benefit of Evergreen Asset. Except as provided in Section 2.6., the Company shall not use any Evergreen Mark on its own behalf or on behalf of the Accounts or Contracts in any registration statement, advertisement, sales literature or other materials relating to the Accounts or Contracts without the prior written consent of Evergreen Asset. Upon termination of this Agreement for any reason, the Company shall cease all use of any Evergreen Mark(s) as soon as reasonably practicable.

     2.6. The Company shall furnish, or cause to be furnished, to the Trust or its designee, a copy of each Contract prospectus or statement of additional information in which the Trust or its investment advisers are named prior to the filing of such document with the Commission. The Company shall also furnish, or shall cause to be furnished, to the Trust or its designee, each piece of sales literature or other promotional material including private placement memoranda, in which the Trust or its investment advisers are named, at least fifteen Business Days prior to its use. No such material shall be used if the Trust or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

     2.7. The Company will provide to the Trust at least one complete copy of each report, solicitation for voting instructions, application for exemption, request for no-action relief, and any amendment to any of the above (or any amendment to the registration statement, prospectus, statement of additional information, piece of sales literature or other promotional material) that relates to the Contracts or the Account, contemporaneously with the filing of the document with the Commission, the NASD, or other regulatory authorities.

     2.8. For purposes of this Article II, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements, newspapers, magazines, or other periodicals, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, shareholder newsletters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, statements of additional information, shareholder reports and proxy materials.

     2.9. The Company shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust or its investment advisers in connection with the sale of the Contracts other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in sales literature or other promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee.

     2.10. The Trust shall furnish or cause to be furnished, to the Company or its designee, a copy of each Trust prospectus or statement of additional information in which the Company or the Accounts are named prior to the filing of such document with the Commission. The Trust shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or the Accounts are named, at least fifteen Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

     2.11. The Trust shall not give any information or make any representations or statements on behalf of the Company or concerning the Company, the Accounts or the Contracts other than information or representations contained in and accurately derived from the registration statement, prospectus or private placement memorandum for the Contracts (as such registration statement, prospectus or private placement memorandum may be amended or supplemented from time to time), or in materials approved by the Company for distribution including sales literature or other promotional materials, except as required by legal process or regulatory authorities or with the written permission of the Company.

     2.12. At the request of either party to this Agreement, the other party will make available to the requesting party's independent auditors and/or representatives of the appropriate regulatory agencies, all records, data and access to operating procedures that may be reasonably requested.

     2.13. So long as, and to the extent that the Commission interprets the 1940 Act to require pass-through voting privileges for variable contract owners, the Company will provide pass-through voting privileges to owners of policies whose cash values are invested, through the Accounts, in shares of the Trust and shall distribute all proxy material furnished by the Trust. The Trust shall require all Participating Insurance Companies to calculate voting privileges in the same manner and the Company shall be responsible for assuring that the Accounts calculated voting privileges in the manner established by the Trust. With respect to each Account, the Company will vote shares of the Trust held by the Account and for which no timely voting instructions from policy owners are received as well as shares it owns that are held by that Account, in the same proportion as those shares for which voting instructions are received. The Company and its agents will in no way recommend or oppose or interfere with the solicitation of proxies for Trust shares held by Contract owners without the prior written consent of the Trust, which consent may be withheld in the Trust's sole discretion.


                                  ARTICLE III

                         Representations and Warranties

     3.1. The Company represents and warrants that it is an insurance company duly organized and in good standing under the laws of the State of Missouri and that it has legally and validly established each Account as a segregated asset account under such law on the dates set forth in Schedule A.

     3.2. The Company represents and warrants that it has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

     3.3. The Company represents and warrants that the Contracts are, or will be, registered under the 1933 Act to the extent required by the 1933 Act prior to any issuance or sale of the Contracts, the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state law, and the sale of the Contracts will comply in all material respects with state insurance suitability requirements.

     3.4. The Trust represents and warrants that it is duly organized and validly existing under the laws of the State of Delaware.

     3.5. The Trust represents and warrants that the Trust shares offered and sold pursuant to this Agreement will be registered under the 1933 Act and that the Trust is registered under the 1940 Act prior to any issuance or sale of such shares. The Trust shall amend its registration statement under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the

Trust.

     3.6. The Trust represents and warrants that the investments of each Portfolio will comply with the diversification requirements set forth in Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder. In the event of a breach of this Section 3.6 by the Trust, it will take all reasonable steps to: (1) immediately notify the Company of such breach, and (2) adequately diversify the Trust so as to achieve compliance within the grace period afforded by Section 1.817-5(b) of the rules and regulations under the Code.

     3.7. The Company represents that the Contracts are currently treated as annuity or life insurance contracts under applicable provisions of the Code and warrants and agrees that it will make every effort to maintain such treatment and that it will notify the Trust immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.


                                  ARTICLE IV

                              Potential Conflicts

     4.1. The parties acknowledge that the Trust's shares may be made available for investment to other Participating Insurance Companies. In such event, the Trustees will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all Participating Insurance Companies. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory or other authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Trustees shall promptly inform the Company if they determine that a material irreconcilable conflict exists and the implications thereof. The Trustees shall have sole authority to determine whether a material irreconcilable conflict exists and their determination shall be binding upon the Company.

     4.2. The Company agrees to promptly report any potential or existing conflicts of which it is aware to the Trustees. The Company will assist the Trustees in carrying out their responsibilities under the Shared Trust Exemptive Order and this Article IV by providing the Trustees with all information reasonably necessary for them to consider any issues raised including, but not limited to, information as to a decision by the Company to disregard Contract owner voting instructions.

     4.3. If it is determined by a majority of the Trustees, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists that affects the interests of Contract owners, the Company shall, in cooperation with other Participating Insurance Companies whose contract owners are also affected, at its expense and to the extent reasonably practicable (as determined by the Trustees) take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps could include: (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting the question of whether or not such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account and obtaining any necessary approvals or orders of the Commission in connection therewith.

     4.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Trust's election, to withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

     4.5. If any material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account within six (6) months after the Trust gives written notice that it has determined that such decision has created a material irreconcilable conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

     4.6. For purposes of Sections 4.3. through 4.5. of this Agreement, a majority of the disinterested Trustees shall determine whether any proposed action adequately remedies any material irreconcilable conflict. The Company shall not be required by Section 4.3 to establish a new funding medium for the Contracts if any offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the material irreconcilable conflict. In the event that the Trustees determine that any proposed action does not adequately remedy any material irreconcilable conflict, then the Company will withdraw the Account's investment in the Trust and terminate this Agreement within six (6) months after the Trust gives written notice of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict, as determined by a majority of the disinterested Trustees.

     4.7. The Company shall at least annually submit to the Trustees such reports, materials or data as the Trustees may reasonably request so that the Trustees may fully carry out the duties imposed upon them by the Shared Trust Exemptive Order and this Article IV. Said reports, materials and data shall be submitted more frequently if deemed appropriate by the Trustees.

     4.8. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed and/or shared funding (as defined in the Shared Trust Exemptive Order) on terms and conditions materially different from those contained in the Shared Trust Exemptive Order, then the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable.


                                   ARTICLE V

                                Indemnification

     5.1. The Company agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and agents, and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 5.1.) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale, acquisition, or redemption of the Trust's shares or the Contracts and:

          (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a registration statement, prospectus or private placement memorandum for the Contracts or in the Contracts themselves or in sales literature generated or approved by the Company relating to the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents"), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Company by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

          (b) arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Trust Documents as defined in Section 5.2.(a)) or wrongful conduct of the Company or persons under its control, with respect to the sale, distribution or acquisition of the Contracts or Trust shares; or

          (c) arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents as defined in Section 5.2.(a) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of the Company; or

          (d) arise out of or result from any failure by the Company to provide the services or furnish the materials required under the terms of this Agreement; or

          (e) arise out of or result from any material breach of any representation, warranty or agreement made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; or

          (f) arise out of or result from negligence or wrongful conduct in the Company's administration of the Accounts or the Contracts.

     5.2. The Trust agrees to indemnify and hold harmless the Company and each of its directors, officers, employees and agents and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 5.2.) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale, acquisition, or redemption of the Trust's shares or the Contracts and:

          (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus for the Trust (or any amendment or supplement thereto), (collectively, "Trust Documents"), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Trust by or on behalf of the Company for use in Trust

Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

          (b) arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Company Documents) or wrongful conduct of the Trust or persons under its control, with respect to the sale, distribution or acquisition of the Contracts or Trust shares; or

          (c) arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived form written information furnished to the Company by or on behalf of the Trust; or

          (d) arise out of or result from any failure by the Trust to provide the services or furnish the materials required under the terms of this Agreement; or

          (e) arise out of or result from any material breach of any representation, warranty or agreement made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust.

     5.3. Neither the Company nor the Trust shall be liable under the indemnification provisions of Section 5.1. or 5.2., as applicable, with respect to any Losses incurred or assessed against an indemnified party that arise from such indemnified party's willful misfeasance, bad faith or gross negligence in the performance of such indemnified party's duties or by reason of such indemnified party's reckless disregard of obligations or duties under this Agreement.

     5.4. Neither the Company nor the Trust shall be liable under the indemnification provisions of Section 5.1. or 5.2., as applicable, with respect to any claim made against an indemnified party unless such indemnified party shall have notified the other party in writing within a reasonable time after the summons, or other first written notification, giving information of the nature of the claim which shall have been served upon or otherwise received by such indemnified party (or after such indemnified party shall have received notice of service upon or other notification to any designated agent), but failure to notify the party against whom indemnification is sought of any such claim shall not relieve that party from any liability which it may have to the indemnified party in the absence of Sections 5.1. and 5.2. except to the extent that the indemnifying party has been prejudiced by such failure to give notice.

     5.5. In case any such action is brought against the indemnified parties, the indemnifying party shall be entitled to participate, at its own expense, in the defense of such action. The indemnifying party also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the indemnifying party to the indemnified party of an election to assume such defense, the indemnified party shall bear the fees and expenses of any additional counsel retained by it, and the indemnifying party will not be liable to the indemnified party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.


                                   ARTICLE VI

                                  Termination

     6.1. This Agreement shall continue in full force and effect until the first to occur of:

     (a) termination by any party for any reason by six (6) months advance written notice delivered to the other party; or

     (b) termination by the Company by written notice to the Trust with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts or not consistent with the Company's obligations to Contract owners; provided, however, that such a termination shall apply only to the Portfolio not reasonably available and the Trust shall have ninety (90) days from the initial notification by the Company of the deficiency to correct such deficiency. If not cured within ninety (90) days, prompt written notice of the election to terminate for such cause shall again be furnished by the Company to the Trust; or

     (c) termination by the Company by written notice to the Trust with respect to any Portfolio in the event such Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

     (d) termination by the Company by written notice to the Trust with respect to any Portfolio in the event that the Trust ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or any independent or resulting failure under Section 817 of the Code, or under any successor or similar provision of either, or if the Company reasonably believes that the Trust may fail to so qualify; or

     (e) termination by the Trust by written notice to the Company if the Trust shall determine, in its sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity and that material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of the Company or the Trust; but no such termination shall be effective under this subsection (e) until the Company has been afforded a reasonable opportunity to respond to a statement by the Trust concerning the reason for notice of termination hereunder; or

     (f) termination by the Company by written notice to the Trust if the Company shall determine, in its sole judgment exercised in good faith, that either the Trust or an investment adviser to the Trust has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity and that material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of the Trust; but no such termination shall be effective under this subsection (f) until the Trust has been afforded a reasonable opportunity to respond to a statement by the Company concerning the reason for notice of termination hereunder; or

     (g) termination by the Trust in the event that formal administrative proceedings are instituted against the Company by the NASD, the Commission, an insurance commissioner or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Trust's shares; provided, however, that the Trust determines in its sole judgement exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

     (h) termination by the Company in the event that formal administrative proceedings are instituted against the Trust by the NASD, the Commission, any state securities or insurance department or any other regulatory body regarding the Trust's duties under this Agreement, provided, however, that the Company determines in its sole judgement exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Trust to perform its obligations under this Agreement.

     6.2. Notwithstanding any termination of this Agreement, the Trust shall, at the option of the Company, continue to make available additional shares of the Trust (or any Portfolio) pursuant to the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement, provided that the Company continues to pay the costs set forth in Article II.

     6.3. The provisions of Article V shall survive the termination of this Agreement, and the provisions of Article IV and Section 2.12. shall survive the termination of this Agreement as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 6.2.

                                  ARTICLE VII

                                    Notices

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:
----------------

Evergreen Funds

200 Berkeley Street
Boston, Massachusetts  02116-9000
Attention:  Legal Department

If to the Company:
------------------

United Investors Life Insurance Company
2001 Third Avenue South
Birmingham, AL 35233
Attention:  John H. Livingston



                                  ARTICLE VIII

                                 Miscellaneous

     8.1. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     8.2. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     8.3. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     8.4. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

     8.5. The parties to this Agreement acknowledge and agree that all liabilities of the Trust arising directly or indirectly under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and that no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

     8.6. Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Commission, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

     8.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     8.8. The parties to this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect.

     8.9. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, provided that no party may assign this Agreement without the prior written consent of the other party.

     8.10. No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

     IN WITNESS WHEREOF, the parties have each caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date and year first above written.


UNITED INVESTORS LIFE             EVERGREEN VARIABLE ANNUITY TRUST
INSURANCE COMPANY

By: __________________________    By:___________________________
Name:                             Name:
Title:                            Title:

                                   SCHEDULE A
             Separate Accounts, Contracts and Associated Portfolios
             ------------------------------------------------------



Name of Separate Accounts and Date
Established by Board of Directors
---------------------------------



Contracts Funded by Separate Account and Form Number
----------------------------------------------------




Designated Portfolios
---------------------

Exhibit(8)(A)(viii)      Form of Participation Agreement for INVESCO Variable
                         Investments Funds, Inc.

                            PARTICIPATION AGREEMENT
                            -----------------------

                                     Among

                    INVESCO VARIABLE INVESTMENT FUNDS, INC.
                    ---------------------------------------

                           INVESCO FUNDS GROUP, INC.
                           -------------------------

                          INVESCO DISTRIBUTORS, INC.
                          --------------------------

                                      and

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                    ---------------------------------------

     THIS AGREEMENT, made and entered into this _____ day of _______________, 1998 by and among United Investors Life Insurance Company, (hereinafter the "Insurance Company"), a _____________________ corporation, on its own behalf and on behalf of each segregated asset account of the Insurance Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), INVESCO VARIABLE INVESTMENT FUNDS, INC., a Maryland corporation (the "Company") INVESCO DISTRIBUTORS, INC ("Distributors"), a Delaware corporation, and INVESCO FUNDS GROUP, INC. ("INVESCO"), a Delaware corporation.

     WHEREAS, the Company engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable annuity and life insurance contracts to be offered by insurance companies which have entered into participation agreements substantially identical to this Agreement ("Participating Insurance Companies"); and

     WHEREAS, the beneficial interest in the Company is divided into several series of shares, each designated a "Fund" and representing the interest in a particular managed portfolio of securities and other assets; and

     WHEREAS, the Company has obtained an order from the Securities and Exchange Commission (the "Commission"), dated December 29, 1993 (File No. 812-8590), granting Participating Insurance Companies and their separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Company to be sold to and held by variable annuity and variable life insurance separate accounts of life insurance companies that may or may not be affiliated with one another (the "Mixed and Shared Funding Exemptive Order"); and

     WHEREAS, the Company is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933

Act"); and

     WHEREAS, INVESCO is duly registered as an investment adviser under the Investment Advisers Act of 1940 and any applicable state securities law and as a broker dealer under the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

     WHEREAS, the Insurance Company has registered under the 1933 Act, or will register under the 1933 Act, certain variable [annuity / life insurance] contracts identified by the form number(s) listed on Schedule B to this Agreement, as amended from time to time hereafter by mutual written agreement of all the parties hereto (the "Contracts"); and

     WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the board of directors of the Insurance Company on the date shown for that Account on Schedule A hereto, to set aside and invest assets attributable to the Contracts; and

     WHEREAS, the Insurance Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Insurance Company intends to purchase shares in the Funds on behalf of the Accounts to fund the Contracts and INVESCO is authorized to sell such shares to unit investment trusts such as the Account at net asset value;

     NOW, THEREFORE, in consideration of their mutual promises, the Insurance Company, the Company and INVESCO agree as follows:

ARTICLE I.  Sale of Company Shares
            ----------------------

     1.1 INVESCO agrees to sell to the Insurance Company those shares of the Company which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Company or its designee of the order for the shares of the Company. For purposes of this Section 1.1, the Insurance Company shall be the designee of the Company for receipt of such orders from the Accounts and receipt by such designee shall constitute receipt by the Company; provided that the Company receives notice of such order by 8:00 a.m., Mountain Time, on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Company calculates its net asset value pursuant to the rules of the Commission.

     1.2 The Company agrees to make its shares available for purchase at the applicable net asset value per share by the Insurance Company and its Accounts on those days on which the Company calculates its Funds' net asset values pursuant to rules of the Commission and the Company shall use reasonable efforts to calculate its Funds' net asset values on each day on which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the board of directors of the Company (hereinafter the "Board") may refuse to sell shares of any Fund to any person, or suspend or terminate the offering of shares of any

Fund if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of that Fund.

     1.3. The Company and INVESCO agree that shares of the Company will be sold only to Participating Insurance Companies and their separate accounts, all in accordance with Section 817(h)(4) of the Internal Revenue Code of 1986, as amended (the"Code"), and Treasury Regulation Section 1.817-5. No shares of any Fund will be sold to the general public.

     1.4. The Company and INVESCO will not sell Company shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Sections 2.1, 3.4, 3.5 and Article VII of this Agreement is in effect to govern such sales.

     1.5. The Company agrees to redeem, on the Insurance Company's request, any full or fractional shares of the Company held by the Insurance Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Company or its designee of the request for redemption. For purposes of this Section 1.5, the Insurance Company shall be the designee of the Company for receipt of requests for redemption from each Account and receipt by that designee shall constitute receipt by the Company; provided that the Company receives notice of the request for redemption by 8:00 a.m., Mountain Time, on the next following Business Day.

     1.6. The Insurance Company shall pay for Company shares by 9:00 a.m., Mountain Time, on the next Business Day after an order to purchase Company shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For the purpose of Sections 2.10 and 2.11, upon receipt by the Company of the federal funds so wired, such funds shall cease to be the responsibility of the Insurance Company and shall become the responsibility of the Company. Payment of aggregate redemption proceeds (aggregate redemptions of a Fund's shares by an Account) of less than $1 million for a given Business Day will be made by wiring federal funds to the Insurance Company on the next Business Day after receipt of the redemption request. Payment of aggregate redemption proceeds of $1 million or more will be by wiring federal funds within seven days after receipt of the redemption request. Notwithstanding the foregoing, in the event that one or more Funds has insufficient cash on hand to pay aggregate redemptions on the next Business Day, and if such Fund has determined to settle redemption transactions for all of its shareholders on a delayed basis (more than one Business Day, but in no event more than seven calendar days, after the date on which the redemption order is received, unless otherwise permitted by an order of the Commission under Section 22(e) of the 1940 Act), the Company shall be permitted to delay sending redemption proceeds to the Insurance Company by the same number of days that the Company is delaying sending redemption proceeds to the other shareholders of the Fund.

     1.7. Issuance and transfer of the Company's shares will be by book entry only. Stock certificates will not be issued to the Insurance Company or any Account. Shares ordered from the Company will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

     1.8. The Company shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Insurance Company of any income, dividends or capital gain distributions payable on the Funds' shares. The Insurance Company hereby elects to receive all income dividends and capital gain distributions payable on a Fund's shares in additional shares of that Fund. The Insurance Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Company shall notify the Insurance Company of the number of shares issued as payment of dividends and distributions.

     1.9. The Company shall make the net asset value per share for each Fund available to the Insurance Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make those per-share net asset values available by 5:00 p.m., Mountain Time. If the Company provides materially incorrect share net asset value information, the Company shall make an adjustment to the number of shares purchased or redeemed for the Accounts to reflect the correct net asset value per share. Any material error in the calculation or reporting of net asset value per share, dividend or capital gains information shall be reported promptly upon discovery to the Insurance Company.

ARTICLE II.  Representations and Warranties
             ------------------------------

     2.1. The Insurance Company represents and warrants that the Contracts are, or will be, registered under the 1933 Act, unless exempt therefrom; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with applicable state insurance suitability requirements. The Insurance Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Account prior to any issuance or sale thereof as a segregated asset account under Missouri Insurance Law and has registered, or prior to any issuance or sale of the Contracts will, to the extent required by law or regulation, register, the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

     2.2. The Company represents and warrants that Company shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sale in compliance with the laws of the State of Maryland and all applicable federal securities laws and that the Company is and shall remain registered under the 1940 Act. The Company shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Company shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Company or INVESCO.

     2.3. The Company represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and that it will make every effort to maintain that qualification (under Subchapter M or any successor or similar provision) and that it will notify the Insurance Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

     2.4. The Insurance Company represents and warrants that the Contracts are currently treated as annuity or life insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Company and INVESCO immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

     2.5. The Company currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Company undertakes to have a board of directors, a majority of whom are not interested persons of the Company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

     2.6. The Company makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states.

     2.7. Distributors represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the Commission. Distributors further represents that it will sell and distribute the Company shares in accordance with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

     2.8. The Company represents that it is lawfully organized and validly existing under the laws of the State of Maryland and that it does and will comply in all material respects with the 1940 Act.

     2.9. INVESCO represents and warrants that it is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that it shall perform its obligations for the Company in compliance in all material respects with the laws of the State of Colorado and any applicable state and federal securities laws.

     2.10. The Company and INVESCO represent and warrant that all of their officers, employees, investment advisers, investment sub-advisers, and other individuals or entities dealing with the money and/or securities of the Company are, and shall continue to be at all times, covered by a blanket fidelity bond or similar coverage for the benefit of the Company in an amount not less than the minimum coverage required currently by Section 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. That fidelity bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

     2.11. The Insurance Company represents and warrants that all of its officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Company are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Company, in an amount not less than the minimum coverage required currently for entities subject to the requirements of Rule 17g-1 of the 1940 Act or related provisions or may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. The Insurance Company further represents and warrants that the employees of Insurance Company, or such other persons designated by Insurance Company, listed on Schedule C have been authorized by all necessary action of Insurance Company to give directions, instructions and certifications to the Company and INVESCO on behalf of Insurance Company. The Company and INVESCO are authorized to act and rely upon any directions, instructions and certifications received from such persons unless and until they have been notified in writing by the Insurance Company of a change in such persons, and the Company and INVESCO shall incur no liability in doing so.

     2.12. The Insurance Company represents and warrants that it will not purchase Company shares with Account assets derived from tax-qualified retirement plans except indirectly, through Contracts purchased in connection with such plans.

ARTICLE III.  Prospectuses and Proxy Statements; Voting
              -----------------------------------------

     3.1. INVESCO shall provide the Insurance Company (at the Insurance Company's expense) with as many copies of the Company's current prospectus as the Insurance Company may reasonably request. If requested by the Insurance Company in lieu thereof, the Company shall provide such documentation (including a final copy of the new prospectus as set in type, or on diskette, at the Company's expense) and other assistance as is reasonably necessary in order for the Insurance Company once each year (or more frequently if the prospectus for the Company is amended) to have the prospectuses for the Contracts, other funds invested in by the Account, and the Company's prospectus printed together in one document. The expenses of such printing to be apportioned between (a) the Insurance Company and (b) the Company or its designee in proportion to the number of pages of the Contract and the Company prospectuses, taking account of other relevant factors affecting the expense of printing such as covers, columns, graphs and charts; the Company or its designee to bear the cost of printing the Company's prospctus portion of such document for distribution to owners of existing contracts funded by the Company's shares and the Insurance Company to bear the expenses of printing the portion of such document relating to the Accounts; provided however, that the Insurance Company shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing contracts not funded by Company shares.

     3.2. The Company's prospectus shall state that the Statement of Additional Information for the Company (the "SAI") is available from INVESCO (or in the Company's discretion, the Prospectus shall state that the SAI is available from the Company), and INVESCO (or the Company), at its expense, shall print and provide the SAI free of charge to the Insurance Company and to any owner of a Contract or prospective owner who requests the SAI.

     3.3. The Company, at its expense, shall provide the Insurance Company with copies of its proxy material, reports to stockholders and other communications to stockholders in such quantity as the Insurance Company shall reasonably require for distributing to Contract owners.

     3.4.  If and to the extent required by law, the Insurance Company shall:

          (i)   solicit voting instructions from Contract owners;

          (ii) vote the Company shares in accordance with instructions received from Contract owners; and

          (iii) vote Company shares for which no instructions have been received in the same proportion as Company shares of such portfolio for which instructions have been received:

so long as and to the extent that the Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Insurance Company reserves the right to vote Company shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Company calculates voting privileges in a manner consistent with the standards set forth on Schedule D attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies. The Insurance Company shall fulfill its obligations under, and abide by the terms and conditions of, the Mixed and Shared Funding Exemptive Order.

     3.5. The Company will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Company will either provide for annual meetings (except insofar as the Commission may interpret Section 16 of the 1940 Act not to require such meetings) or, as the Company currently intends, comply with Section 16(c) of the 1940 Act (although the Company is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Company will act in accordance with the Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE IV.  Sales Material and Information
             ------------------------------

     4.1. The Insurance Company shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company, a sub-adviser of one of the Funds, or INVESCO is named, at least fifteen calendar days prior to its use. No such material shall be used if the Company or its designee objects to such use within ten calendar days after receipt of such material.

     4.2. The Insurance Company shall not give any information or make any representations or statements on behalf of the Company or concerning the Company in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Company's shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Company, or in sales literature or other promotional material approved by the Company or its designee or by INVESCO, except with the permission of the Company or INVESCO.

     4.3. The Company, INVESCO, or its designee shall furnish, or shall cause to be furnished, to the

Insurance Company or its designee, each piece of sales literature or other promotional material in which the Insurance Company and/or its separate account(s), is named at least fifteen calendar days prior to its use. No such material shall be used if the Insurance Company or its designee object to such use within ten calendar days after receipt of that material.

     4.4. The Company and INVESCO shall not give any information or make any representations on behalf of the Insurance Company or concerning the Insurance Company, the Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as that registration statement and prospectus may be amended or supplemented from time to time, or in published reports for the Account which are in the public domain or approved by the Insurance Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Insurance Company or its designee, except with the permission of the Insurance Company.

     4.5. The Company will provide to the Insurance Company at least one complete copy of each registration statement, prospectus, statement of additional information, report, proxy statement, piece of sales literature or other promotional material, application for exemption, request for no-action letter, and any amendment to any of the above, that relate to the Company or its shares, contemporaneously with the filing of the document with the Commission, the NASD, or other regulatory authorities.

     4.6. The Insurance Company will provide to the Company at least one complete copy of each registration statement, prospectus, statement of additional information, report, solicitation for voting instructions, piece of sales literature and other promotional material, which relates to the Company, INVESCO, or Distributors, application for exemption, request for no action letter, and any amendment to any of the above, that relates to the Contracts or the Account, contemporaneously with the filing of the document with the Commission, the NASD, or other regulatory authorities.

     4.7. For purposes of this Agreement, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements, newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials.

     4.8. At the request of any party to this Agreement, each other party will make available to the other party's independent auditors and/or representative of the appropriate regulatory agencies, all records, data and access to operating procedures that may be reasonably requested. Company agrees that Insurance Company shall have the right to inspect, audit and copy all records pertaining to the performance of services under this Agreement pursuant to the requirements of the California Insurance Department. However, Company and INVESCO shall own and control all of their respective records pertaining to their performance of the services under this Agreement.

ARTICLE V.  Fees and Expenses
            -----------------

     5.1. INVESCO shall pay a fee to the Insurance Company for services provided by Insurance Company under this agreement, at the rate designated in Schedule E attached hereto. No such payments shall be made directly by the Company.

     5.2. All expenses incident to performance by the Company under this Agreement shall be paid by the Company. The Company shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Company or INVESCO, in accordance with applicable state laws prior to their sale. The Company shall bear the expenses for the cost of registration and qualification of the Company's shares, preparation and filing of the Company's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Company's shares.

     5.3. The Insurance Company shall bear the expenses of printing and distributing to Contract owners the Contract prospectuses and of distributing to Contract owners the Company's prospectus, proxy materials and reports.

ARTICLE VI.  Diversification
             ---------------

     6.1. The Company will, at the end of each calendar quarter, comply with
Section 817(h) of the Code and Treasury Regulation 1.817-5 relating to the diversification requirements for variable annuity, endowment, modified endowment or life insurance contracts and any amendments or other modifications to that Section or Regulation. The Company will notify the Insurance Company immediately upon having a reasonable basis for believing that a Fund has ceased to so comply or that a Fund might not so comply in the future. In the event of a breach of this Section 6.1, the Company will take all reasonable steps to adequately diversify so as to achieve compliance within the grace period afforded by Section 1.817-5 of the regulations under the Code.

ARTICLE VII.  Potential Conflicts
              -------------------

     7.1. The Board will monitor the Company for the existence of any material irreconcilable conflict between the interests of the variable contract owners of all separate accounts investing in the Company. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretive letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Fund are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of variable contract owners. The Board shall promptly inform the Insurance Company if it determines that an irreconcilable material conflict exists and the implications thereof. The Board shall have sole authority to determine whether an irreconcilable material conflict exists and such determination shall be binding upon the Insurance Company.

     7.2 The Insurance Company will report promptly any potential or existing conflicts of which it is aware to the Board. The Insurance Company will assist the Board in carrying out its responsibilities under the Mixed and Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Insurance Company to inform the Board whenever Contract owner voting instructions are to be disregarded. Such responsibilities shall be carried out by Insurance Company with a view only to the interests of the Contract owners.

     7.3. If it is determined by a majority of the Board, or a majority of its directors who are not interested persons of the Company, INVESCO, or any sub-adviser to any of the Funds (the "Independent Directors"), that a material irreconcilable conflict exists, the Insurance Company and/or other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the Independent Directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1), withdrawing the assets allocable to some or all of the separate accounts from the Company or any Fund and reinvesting those assets in a different investment medium, including (but not limited to) another Fund of the Company, or submitting the question whether such segregation should be implemented to a vote of all affected variable contract owners and, as appropriate, segregating the assets of any appropriate group (e.g., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected variable contract owners the option of making such a change; and (2), establishing a new registered management investment company or managed separate account and obtaining approval thereof by the Commission.

     7.4. If a material irreconcilable conflict arises because of a decision by the Insurance Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Insurance Company may be required, at the Company's election, to withdraw the affected Account's investment in the Company and terminate this Agreement with respect to that Account;

provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the Independent Directors. Any such withdrawal and termination must take place within six (6) months after the Company gives written notice that this provision is being implemented, and until the end of that six month period INVESCO and the Company shall continue to accept and implement orders by the Insurance Company for the purchase (and redemption) of shares of the Company.

     7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Insurance Company conflicts with the majority of other state regulators, then the Insurance Company will withdraw the affected Account's investment in the Company and terminate this Agreement with respect to that Account within six months after the Board informs the Insurance Company in writing that it has determined that the state insurance regulator's decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the Independent Directors. Until the end of the foregoing six month period, INVESCO and the Company shall continue to accept and implement orders by the Insurance Company for the purchase (and redemption) of shares of the Company.

     7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the Independent Directors shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Company be required to establish a new funding medium for the Contracts.
The Insurance Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Insurance Company will withdraw the Account's investment in the Company and terminate this Agreement within six (6) months after the Board informs the Insurance Company in writing of the foregoing determination, provided, however, that the withdrawal and termination shall be limited to the extent required by the material irreconcilable conflict, as determined by a majority of the Independent Directors.

     7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Company and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent those rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to those Sections are contained in the Rule(s) as so amended or adopted.

ARTICLE VIII.  Indemnification
               ---------------

     8.1. Indemnification By The Insurance Company
          ----------------------------------------

     8.1(a).   The Insurance Company agrees to indemnify and hold harmless the
Company and each director of the Board and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Insurance Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Company's shares or the Contracts and:

               (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Insurance Company by or on behalf of the Company for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or shares of the Company;

               (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of the Company not supplied by the Insurance Company, or persons under its control) or wrongful conduct of the Insurance Company or persons under its control, with respect to the sale or distribution of the Contracts or Company shares; or

               (iii) arise out of any untrue statement or alleged untrue
                     statement of a material fact contained in a registration statement, prospectus, or sales literature of the Company or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished in writing to the Company by or on behalf of the Insurance
                     Company: or

               (iv) arise as a result of any failure by the Insurance Company to provide the services and furnish the materials under the terms of this Agreement; or

               (v) arise out of or result from any material breach of any representation and/or warranty made by the Insurance Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Insurance Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

     8.1(b).   The Insurance Company shall not be liable under this
indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party that may arise from that Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of that Indemnified Party's duties or by reason of that Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Company, whichever is applicable.

     8.1(c).   The Insurance Company shall not be liable under this
indemnification provision with respect to any claim made against an Indemnified Party unless that Indemnified Party shall have notified the Insurance Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon that Indemnified Party (or after the Indemnified Party shall have received notice of such service on any designated agent). Notwithstanding the foregoing, the failure of any Indemnified Party to give notice as provided herein shall not relieve the Insurance Company of its obligations hereunder except to the extent that the Insurance Company has been prejudiced by such failure to give notice. In addition, any failure by the Indemnified Party to notify the Insurance Company of any such claim shall not relieve the Insurance Company from any liability which it may have to the Indemnified Party against whom the action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Insurance Company shall be entitled to participate, at its own expense, in the defense of the action. The Insurance Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action; provided,
                                                                     --------
however, that if the Indemnified Party shall have reasonably concluded that
-------
there may be defenses available to it which are different from or additional to those available to the Insurance Company, the Insurance Company shall not have the right to assume said defense, but shall pay the costs and expenses thereof (except that in no event shall the Insurance Company be liable for the fees and expenses of more than one counsel for Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances). After notice from the Insurance Company to the Indemnified Party of the Insurance Company's election to assume the defense thereof, and in the absence of such a reasonable conclusion that there may be different or additional defenses available to the Indemnified Party, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Insurance Company will not be liable to that party under this Agreement for any legal or other expenses subsequently incurred by the party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.1(d).   The Indemnified Parties will promptly notify the Insurance
Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Company's shares or the Contracts or the operation of the Company.

     8.2.  Indemnification by INVESCO

     8.2(a).   INVESCO agrees to indemnify and hold harmless the Insurance
Company and each of its directors and officers and each person, if any, who controls the Insurance Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of INVESCO) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Company's shares or the Contracts and:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Company (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if the statement or omission or alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to INVESCO or the Company by or on behalf of the Insurance Company for use in the registration statement or prospectus for the Company or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Company shares: or

               (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by INVESCO or persons under its control) or wrongful conduct of the Company, INVESCO or persons under their control, with respect to the sale or distribution of the Contracts or shares of the Company; or

               (iii) arise out of any untrue statement or alleged untrue
                     statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to the Insurance Company by or on behalf of the Company;
          or

          (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

          (v) arise out of or result from any material breach of any representation and/or warranty made by the Company, Distributors, or INVESCO in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, distributors, or INVESCO, including a failure to comply with Section 2.3 and
          Article VI of this Agreement; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

  8.2(b) INVESCO shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party that may arise from the Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of the Indemnified Party's duties or by reason of the Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Insurance Company or the Account, whichever is applicable.

  8.2(c) INVESCO shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless the Indemnified Party shall have notified INVESCO in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Indemnified Party (or after the Indemnified Party shall have received notice of such service on any designated agent). Notwithstanding the foregoing, the failure of any Indemnified Party to give notice as provided herein shall not relieve INVESCO of its obligations hereunder except to the extent that INVESCO has been prejudiced by such failure to give notice. In addition, any failure by the Indemnified Party to notify INVESCO of any such claim shall not relieve INVESCO from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, INVESCO will be entitled to participate, at its own expense, in the defense thereof. INVESCO also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action; provided, however, that if the Indemnified Party shall have
                     --------  -------
reasonably concluded that there may be defenses available to it which are different from or additional to those available to INVESCO, INVESCO shall not have the right to assume said defense, but shall pay the costs and expenses thereof (except that in no event shall INVESCO be liable for the fees and expenses of more than one counsel for Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances). After notice from INVESCO to the Indemnified Party of INVESCO's election to assume the defense thereof, and in the absence of such a reasonable conclusion that there may be different or additional defenses available to the Indemnified Party, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and INVESCO will not be liable to that party under this Agreement for any legal or other expenses subsequently incurred by that party independently in connection with the defense thereof other than reasonable costs of investigation.

  8.2(d) The Insurance Company agrees to notify INVESCO promptly of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

  8.3  Indemnification By the Company
       ------------------------------

  8.3(a). The Company agrees to indemnify and hold harmless the Insurance Company, and each of its directors and officers and each person, if any, who controls the Insurance Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as those losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith, willful misconduct, or reckless disregard of duty of the Board or any member thereof, are related to the operations of the Company and:

          (i) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement); or

          (ii) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company;

as limited by, and in accordance with the provisions of, Sections 8.3(b) and 8.3(c) hereof.

  8.3(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party that may arise from the Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of the Indemnified Party's duties or by reason of the Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Insurance Company, the Company, INVESCO or the Account, whichever is applicable.

  8.3(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless the Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Indemnified Party (or after the Indemnified Party shall have received notice of such service on any designated agent). Notwithstanding the foregoing, the failure of any Indemnified Party to give notice as provided herein shall not relieve the Company of its obligations hereunder except to the extent that the Company has been prejudiced by such failure to give notice. In addition, any failure by the Indemnified Party to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company will be entitled to participate, at its own expense, in the defense thereof. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action; provided, however, that if the Indemnified Party shall have reasonably concluded
--------  -------
that there may be defenses available to it which are different from or additional to those available to the Company, the Company shall not have the right to assume said defense, but shall pay the costs and expenses thereof (except that in no event shall the Company be liable for the fees and expenses of more than one counsel for Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances). After notice from the Company to the Indemnified Party of the Company's election to assume the defense thereof, and in the absence of such a reasonable conclusion that there may be different or additional defenses available to the Indemnified Party, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to that party under this Agreement for any legal or other expenses subsequently incurred by that party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.3(d). The Insurance Company and INVESCO agree promptly to notify the Company of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Company.

ARTICLE IX.  Applicable Law
             --------------

       9.1. This Agreement shall be construed and provisions hereof interpreted under and in accordance with the laws of the State of Colorado.

       9.2. This Agreement shall be subject to the provisions of the 1933, 1934, and 1940 acts, and the rules and regulations and rulings thereunder, including any exemptions from those statutes, rules and regulations the Commission may grant (including, but not limited to, the Mixed and Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X.   Termination
             -----------

       10.1. This Agreement shall terminate:

             (a) at the option of any party upon six (6) months advance written notice to the other parties; or

             (b) at the option of the Insurance Company to the extent that shares of Funds are not reasonably available to meet the requirements of the Contracts as determined by the Insurance Company, provided however, that such a termination shall apply only to the Fund(s) not reasonably available. Prompt written notice of the election to terminate for such cause shall be furnished by the Insurance Company; or

     (c) at the option of the Company in the event that formal administrative proceedings are instituted against the Insurance Company by the NASD, the Commission, an insurance commissioner or any other regulatory body regarding the Insurance Company's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Company's shares, provided, however, that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Insurance Company to perform its obligations under this Agreement; or

     (d) at the option of the Insurance Company in the event that formal administrative proceedings are instituted against the Company, distributos, or INVESCO by the NASD, the Commission, or any state securities or insurance department or any other regulatory body, provided, however, that the Insurance Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company or INVESCO to perform its obligations under this Agreement; or

     (e) with respect to any Account, upon requisite vote of the Contract owners having an interest in that Account (or any subaccount) to substitute the shares of another investment company for the corresponding Fund shares in accordance with the terms of the Contracts for which those Fund shares had been selected to serve as the underlying investment media. The Insurance Company will give at least 30 days' prior written notice to the Company of the date of any proposed vote to replace the Company's shares; or

     (f) at the option of the Insurance Company, in the event any of the Company's shares are not registered, issued or sold in accordance with applicable state and/or federal law or exemptions therefrom, or such law precludes the use of those shares as the underlying investment media of the Contracts issued or to be issued by the Insurance Company; or

     (g) at the option of the Insurance Company, if the Company ceases to qualify as a regulated investment company under Subchapter M of the Code or under any successor or similar provision, or if the Insurance Company reasonably believes that the Company may fail to so qualify; or

     (h) at the option of the Insurance Company, if the Company fails to meet the diversification requirements specified in Article VI hereof; or

     (i) at the option of either the Company or INVESCO, if (1) the Company or INVESCO, respectively, shall determine, in their sole judgment reasonably exercised in good faith, that the Insurance Company has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of either the Company or INVESCO, (2) the Company or INVESCO shall notify the Insurance Company in writing of that determination and its intent to terminate this Agreement, and (3) after considering the actions taken by the Insurance Company and any other changes in circumstances since the giving of such a notice, the determination of the Company or INVESCO shall continue to apply on the sixtieth (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; or

          (j) at the option of the Insurance Company, if (1) the Insurance Company shall determine, in its sole judgment reasonably exercised in good faith, that either the Company, Distirbutors, or INVESCO has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of the Insurance Company, (2) the Insurance Company shall notify the Company, Distributos, and INVESCO in writing of the determination and its intent to terminate the Agreement, and (3) after considering the actions taken by the Company, Distributos, and/or INVESCO and any other changes in circumstances since the giving of such a notice, the determination shall continue to apply on the sixtieth (60th) day following the giving of the notice, which sixtieth day shall be the effective date of termination; or

          (k)  Upon notice of material breach of the Agreement by a party.

    10.2. It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 10.1(a) may be exercised for any reason or for no reason.

    10.3  Notice Requirement.  No termination of this Agreement shall be
          ------------------
effective unless and until the party terminating this Agreement gives prior written notice to all other parties to this Agreement of its intent to terminate, which notice shall set forth the basis for the termination. Furthermore,

          (a)  in the event that any termination is based upon the provisions of
          Article VII, or the provisions of Section 10.1(a), 10.1(i), 10.1(j), or 10.1(k) of this Agreement, the prior written notice shall be given in advance of the effective date of termination as required by those provisions; and

          (b)  in the event that any termination is based upon the provisions of
          Section 10.1(c) or 10.1(d) of this Agreement, the prior written notice shall be given at least ninety (90) days before the effective date of termination.

    10.4. Effect of Termination.  Notwithstanding any termination of this
          ---------------------
Agreement, the Company and INVESCO shall at the option of the Insurance Company, continue to make available additional shares of the Company pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement ("Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Company, redeem investments in the Company and/or invest in the Company upon the making of additional purchase payments under the Existing

Contracts. The parties agree that this Section 10.4 shall not apply to any terminations under Article VII and the effect of Article VII terminations shall be governed by Article VII of this Agreement.

     10.5. The Insurance Company shall not redeem Company shares attributable to the Contracts (as opposed to Company shares attributable to the Insurance Company's assets held in the Account) except (i) as necessary to implement Contract-owner-initiated transactions, (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (a "Legally Required Redemption"), or, (iii) pursuant to a substitute funding order issued by the United States Securities and Exchange Commission ("SEC"), in which case Insurance Company will provide Company with notice of its intent to file an application for a substitute funding order contemporaneously with the filing of such application with the SEC.Upon request, the Insurance Company will promptly furnish to the Company and INVESCO the opinion of counsel for the Insurance Company (which counsel shall be reasonably satisfactory to the Company and INVESCO) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption.

ARTICLE XI.  Notices.
             -------

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of that other party set forth below or at such other address as the other party may from time to time specify in writing.

     If to the Company:
     P.O. Box 173706
     Denver, Colorado  80217-3706
     Attention:  General Counsel

     If to the Insurance Company:
     United Investors Life Insurance Company
     2001 Third Avenue Sourth
     Birmingham Alabama  35233
     Attn: James L. Sedgewick, President

     Attention:

     If to INVESCO:
     P.O. Box 173706
     Denver, Colorado  80217-3706
     Attention: General Counsel

ARTICLE XII. Miscellaneous
             -------------

     12.1. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party unless and until that information may come into the public domain.

     12.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     12.3. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     12.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     12.5. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Commission, the NASD and state insurance regulators) and shall permit those authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

     12.6. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     12.7. No party may assign this Agreement without the prior written consent of the others.

     12.8 Article VIII and Sections 12.1 and 12.5 shall survive termination of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

                                   Insurance Company:

                                   UNITED INVESTORS LIFE INSURANCE COMPANY
                                   By its authorized officer,


                                   By:

                                   Title:

                                   Date:

                                   Company:

                                   INVESCO VARIABLE INVESTMENT FUNDS, INC.
                                   By its authorized officer,

                                   By:

                                   Title:

                                   Date:


                                   INVESCO:

                                   INVESCO FUNDS GROUP, INC.
                                   By its authorized officer,

                                   By:

                                   Title:

                                   Date:

                                   DISTRIBUTORS:

                                   INVESCO Distributors, INC.
                                   By its authorized officer,

                                   By:

                                   Title:

                                   Date:

                                  Schedule A
                                  ----------
                                   Accounts
                                   --------


Name of Account            Date of Resolution of Insurance Company's Board which
                           Established the Account

RetireMap Variable Account

                                  Schedule B
                                  ----------
                                   Contracts
                                   ---------

1.   Contract Form V96
                   ---

                                  Schedule C
                                  ----------
      Persons Authorized to Give Instructions to the Company and INVESCO
      ------------------------------------------------------------------


     NAME                                              ADDRESS AND PHONE NUMBER

(1)____________________________________  _______________________________________
   Print or Type Name

   ____________________________________  Phone:_________________________________
   Signature


(2)____________________________________  _______________________________________
   Print or Type Name

   ____________________________________  Phone:_________________________________
   Signature


(3)____________________________________  _______________________________________
   Print or Type Name

   ____________________________________  Phone:_________________________________
   Signature


(4)____________________________________  _______________________________________
   Print or Type Name

   ____________________________________  Phone:_________________________________
   Signature

                                  Schedule D
                            PROXY VOTING PROCEDURE

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Company by INVESCO, the Company and the Insurance Company. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Insurance Company" shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

1. The number of proxy proposals is given to the Insurance Company by INVESCO as early as possible before the date set by the Company for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time INVESCO will inform the Insurance Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

2. Promptly after the Record Date, the Insurance Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contractowner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts of the Record Date.

     Note: The number of proxy statements is determined by the activities described in Step #2. The Insurance Company will use its best efforts to call in the number of Customers to INVESCO, as soon as possible, but no later than one week after the Record Date.

3. The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Insurance Company by the Company. The Insurance Company, at its expense, shall produce and personalize the Voting Instruction cards. The Legal Department of INVESCO ("INVESCO Legal") must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

          a. name (legal name as found on account registration)
          b. address
          c. Fund or account number
          d. coding to state number of units
          e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Company).
     (This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

4. During this time, INVESCO Legal will develop, produce, and the Company will pay for the Notice of Proxy and the Proxy Statement (one document).
     Printed and folded notices and statements will be sent to Insurance Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company). Contents of envelope sent to customers by Insurance Company will include:

          a.  Voting Instruction Card(s)
          b.  One proxy notice and statement (one document)
          c. Return envelope (postage pre-paid by Insurance Company) addressed to the Insurance Company or its tabulation agent
          d. "Urge buckslip" - optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Company.)
          e. Cover letter - optional, supplied by Insurance Company and reviewed and approved in advance by INVESCO Legal.

5. The above contents should be received by the Insurance Company approximately 3-5 business days before mail date. Individual in charge at Insurance Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to INVESCO Legal.

6.   Package mailed by the Insurance Company.
     *    The Company must allow at least a 15-day solicitation
                      ----
          time to the Insurance Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but not including) the meeting, counting backwards.
               ---

7. Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

     Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure.

8. If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to the Customer with an explanatory letter, a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be not received for purposes of vote
                                      --- --------
     tabulation. Such mutilated or illegible Cards are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

9. There are various control procedures used to ensure proper tabulation of votes and accuracy of the tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

10. The actual tabulation of votes is done in units which are then converted to shares. (It is very important that the Company receives the tabulations stated in terms of a percentage and the number of shares.) INVESCO Legal must review and approve
                                  ------
     tabulation format.

11. Final tabulation in shares is verbally given by the Insurance Company to INVESCO Legal on the morning of the meeting not later than 10:00 a.m. Denver time. INVESCO Legal may request an earlier deadline if required to calculate the vote in time for the meeting.

12. A Certificate of Mailing and Authorization to Vote Shares will be required from the Insurance Company as well as an original copy of the final vote. INVESCO Legal will provided a standard form for each Certification.

13. The Insurance Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, INVESCO Legal will be permitted reasonable access to such Cards.

14. All approvals and "signing-off" may be done orally, but must always be followed up in writing.

                                  Schedule E
                                Revenue Sharing

Annual rate of 0.25% of the average of aggregate net asset value of outstanding shares of the Companies held by contract holders and purchased through Insurance Company pursuant to this Agreement. The average of aggregate net assets will be measured on each business day during each calendar quarter, the applicable portion of which is payable within 10 business days following end of each calendar quarter, provided that no payments shall be made in an amount less than $25.00.

                     AMENDMENT TO PARTICIPATION AGREEMENT

     This Amendment to Participation Agreement, made and entered into this _____ day of ___________, 1999 by and among United Investors Life Insurance Company ("Insurance Company"), on its own behalf and on behalf of each segregated asset account of the Insurance Company set forth on Schedule A hereto, INVESCO Distributors, Inc. ("Distributors"), INVESCO Funds Group, Inc., ("INVESCO"), and INVESCO Variable Investment Funds, Inc. ("Company").

     WHEREAS the Insurance Company, Distributors, INVESCO, and the Company have entered into a Participation Agreement, dated July 8, 1998 ("Participation Agreement"), and

     WHEREAS Insurance Company, Distributors, INVESCO, and the Company desire that each segregated asset account of the Insurance Company set forth in Schedule A hereto be enabled to invest in portfolios of the Company, and

     WHEREAS Insurance Company, Distributors, INVESCO, and the Company desire to have the portfolios of the Company offered in additional insurance contracts underwritten and distributed by Insurance Company as set forth in Schedule B hereto, and

     NOW, THEREFORE Insurance Company, INVESCO, and the Company agree as follows:

          1. Schedule A of the Participation Agreement, which designates the Insurance Company Accounts which invest in portfolios of the Company, and Schedule B of the Participation Agreement, which designates the contracts offered by Insurance Company, are superseded and replaced by Schedules A and B attached hereto.

          2. All of the other provisions contained in the participation agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Participation Agreement to be executed in its name and on behalf of its duly authorized representatives.

United Investors Life Insurance Company


By:    _________________________________

Title: _________________________________

Date:  _________________________________

INVESCO Funds Group, Inc./INVESCO Distributors, Inc.

By:    _________________________________
       Ronald L. Grooms
       Senior Vice President and Treasurer

Date:  _________________________________

INVESCO Variable Investment Funds, Inc.

By:    _________________________________
       Ronald L. Grooms
       Treasurer and Chief Financial and Accounting Officer

Date:  _________________________________

                            PARTICIPATION AGREEMENT


     THIS AGREEMENT, is made as of _____________, 1998, by and among United Investors Life Insurance Company ("Company"), on its own behalf and on behalf of ____________________________________ Separate Account ___, a segregated asset account of the Company ("Account"), Strong Variable Insurance Funds, Inc. ("Strong Variable") on behalf of the Portfolios of Strong Variable listed on the attached Exhibit A as such Exhibit may be amended from time to time (the "Designated Portfolios"), Strong Opportunity Fund II, Inc. ("Opportunity Fund II"), Strong Capital Management, Inc. (the "Adviser"), the investment adviser and transfer agent for the Opportunity Fund II and Strong Variable, and Strong Investments, Inc. ("Distributors"), the distributor for Strong Variable and the Opportunity Fund II (each, a "Party" and collectively, the "Parties").


                            PRELIMINARY STATEMENTS


     A. Beneficial interests in Strong Variable are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (each, a "Portfolio").

     B. To the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares of Opportunity Fund II and the Designated Portfolios ("Fund" or "Funds" shall be deemed to refer to each Designated Portfolio and to the Opportunity Fund II to the extent the context requires), on behalf of the Account to fund the variable annuity contracts that use the Funds as an underlying investment medium (the "Contracts").

     C. The Company, Adviser and Distributors desire to facilitate the purchase and redemption of shares of the Funds by the Company for the Account through one or more accounts, which number shall be as mutually agreed upon by the parties, in each Fund (each an "Omnibus Account"), to be maintained of record by the Company, subject to the terms and conditions of this Agreement.

     D. The Company desires to provide administrative services and functions (the "Services") for purchasers of Contracts ("Owners") who are beneficial owners of shares of the Funds on the terms and conditions set forth in this Agreement.

                                  AGREEMENTS


The parties to this Agreement agree as follows:

1.  Performance of Services.  Company agrees to perform the administrative
    -----------------------
functions and services specified in Exhibit B attached to this Agreement with respect to the shares of the Funds beneficially owned by the Owners and included in the Account. Nothing in this Agreement shall limit Company's right to engage one or more of its wholly owned subsidiaries (each, a "Designee") to provide all or any portion of the Services, but no such engagement shall relieve Company of its duties, responsibilities or liabilities under this Agreement.

2.  The Omnibus Accounts.
    --------------------

     2.1 Each Omnibus Account will be opened based upon the information contained in Exhibit C to this Agreement. In connection with each Omnibus Account, Company represents and warrants that it is authorized to act on behalf of each Owner effecting transactions in the Omnibus Account and that the information specified on Exhibit C to this Agreement is correct.

     2.2 Each Fund shall designate each Omnibus Account with an account number. These account numbers will be the means of identification when the Parties are transacting in the Omnibus Accounts. The assets in the Accounts are segregated from the Company's own assets. The Adviser agrees to cause the Omnibus Accounts to be kept open on each Fund's books, as applicable, regardless of a lack of activity or small position size except to the extent the Company takes specific action to close an Omnibus Account or to the extent a Fund's prospectus reserves the right to close accounts which are inactive or of a small position size. In the latter two cases, the Adviser will give prior notice to the Company before closing an Omnibus Account.

     2.3 The Company agrees to provide Adviser such information as Adviser or Distributors may reasonably request concerning Owners as may be necessary or advisable to enable Adviser and Distributors to comply with applicable laws, including state "Blue Sky" laws relating to the sales of shares of the Funds to the Accounts.

3.  Fund Shares Transactions.
    ------------------------

     3.1  In General.  Shares of the Funds shall be sold on behalf of the Funds
          ----------
by Distributors and purchased by Company for the Account and, indirectly for the appropriate subaccount thereof at the net asset value next computed after receipt by Distributors of each order of the Company or its Designee, in accordance with the provisions of this Agreement, the then current prospectuses of the Funds, and the Contracts. Company may purchase shares of the Funds for its own account subject to (a) receipt of prior written approval by Distributors; and (b) such purchases being in accordance with the then current prospectuses of the Fund and the Contracts. The Board of Directors of each Fund ("Directors") may refuse to sell shares of the applicable Fund to any person, or suspend or terminate the offering of shares of the Fund if such action is required by law or by regulatory authorities having jurisdiction. Company agrees to purchase and redeem the shares of the Funds in accordance with the provisions of this Agreement, of the Contracts and of the then current prospectuses for the Contracts and Funds. Except as necessary to implement transactions initiated by Owners, or as otherwise permitted by state or federal laws or regulations, Company shall not redeem shares of Funds attributable to the Contracts.

     3.2  Purchase and Redemption Orders.  On each day that a Fund is open for
          ------------------------------
business (a "Business Day"), the Company or its Designee shall aggregate and calculate the net purchase or redemption order it receives for the Account from the Owners for shares of the Fund that it received prior to the close of trading on the New York Stock Exchange (the "NYSE") (i.e. 3:00 p.m., Central time, unless the NYSE closes at an earlier time in which case such earlier time shall apply) and communicate to Distributors, by telephone or facsimile (or by such other means as the Parties to this Agreement may agree to in writing), the net aggregate purchase or redemption order (if any) for the Omnibus Account for such Business Day (such Business Day is sometimes referred to herein as the "Trade Date"). The Company or its Designee will communicate such orders to Distributors prior to 9:00 a.m., Central time, on the next Business Day following the Trade Date. All trades communicated to Distributors by the foregoing deadline shall be treated by Distributors as if they were received by Distributors prior to the close of trading on the Trade Date.

     3.3  Settlement of Transactions.
          --------------------------

          (a)  Purchases.  Company or its Designee will wire, or arrange for
               ---------
 the wire of, the purchase price of each purchase order to the custodian for the Fund in accordance with written instructions provided by Distributors to the Company so that either (i) such funds are received by the custodian for the Fund prior to 10:30 a.m., Central time, on the next Business Day following the Trade Date, or (ii) Distributors is provided with a Federal Funds wire system reference number prior to such 10:30 a.m. deadline evidencing the entry of the wire transfer of the purchase price to the applicable custodian into the Federal Funds wire system prior to such time. Company agrees that if it fails to provide funds to the Fund's custodian by the close of business on the next Business Day following the Trade Date, then, at the option of Distributors, (A) the transaction may be canceled, or (B) the transaction may be processed at the next-determined net asset value for the applicable Fund after purchase order funds are received. In such event, the Company shall indemnify and hold harmless Distributors, Adviser and the Funds from any liabilities, costs and damages either may suffer as a result of such failure.

          (b)  Redemptions.  The Adviser will use its best efforts to cause to
               -----------
be transmitted to such custodial account as Company shall direct in writing, the proceeds of all redemption orders placed by Company or its Designee by 9:00 a.m., Central time, on the Business Day immediately following the Trade Date, by wire transfer on that Business Day. Should Adviser need to extend the settlement on a trade, it will contact Company to discuss the extension. For purposes of determining the length of settlement, Adviser agrees to treat the Account no less favorably than other shareholders of the Funds. Each wire transfer of redemption proceeds shall indicate, on the Federal Funds wire system, the amount thereof attributable to each Fund; provided, however, that if
                                                      --------  -------
the number of entries would be too great to be transmitted through the Federal Funds wire system, the Adviser shall, on the day the wire is sent, fax such entries to Company or if possible, send via direct or indirect systems access until otherwise directed by the Company in writing.

     3.4  Book Entry Only.  Issuance and transfer of shares of a Fund will be by
          ---------------
book entry only. Stock certificates will not be issued to the Company or the Account. Shares of the Funds ordered from Distributors will be recorded in the appropriate book entry title for the Account.

     3.5  Distribution Information. The Adviser or Distributors shall provide
          ------------------------
the Company with all distribution announcement information as soon as it is announced by the Funds. The distribution information shall set forth, as applicable, ex-dates, record date, payable date, distribution rate per share, record date share balances, cash and reinvested payment amounts and all other information reasonably requested by the Company. Where possible, the Adviser or Distributors shall provide the Company with direct or indirect systems access to the Adviser's systems for obtaining such distribution information.

     3.6  Reinvestment.  All dividends and capital gains distributions will be
          ------------
automatically reinvested on the payable date in additional shares of the applicable Fund at net asset value in accordance with each Fund's then current prospectus.

     3.7  Pricing Information. Distributors shall use its best efforts to
          -------------------
furnish to the Company prior to 6:00 p.m., Central time, on each Business Day each Fund's closing net asset value for that day, and for those Funds for which such information is calculated, the daily accrual for interest rate factor (mil rate). Such information shall be communicated via fax, or indirect or direct systems access acceptable to the Company.

     3.8  Price Errors.
          ------------

          (a)  Notification.  If an adjustment is required in accordance with a
               ------------
 Fund's then current policies on reimbursement ("Fund Reimbursement Policies") to correct any error in the computation of the net asset value of Fund shares ("Price Error"), Adviser or Distributors shall notify Company as soon as practicable after discovering the Price Error. Notice may be made via facsimile or via direct or indirect systems access and shall state the incorrect price, the correct price and, to the extent communicated to the Fund's shareholders, the reason for the price change.

          (b)  Underpayments.  If a Price Error causes an Account to receive
               -------------
less than the amount to which it otherwise would have been entitled, Adviser shall make all necessary adjustments (subject to the Fund Reimbursement Policies) so that the Account receives the amount to which it would have been entitled.

          (c)  Overpayments.  If a Price Error causes an Account to receive
               ------------
the amount to which it otherwise would have been entitled, Company, when requested by Adviser (in accordance with the Fund Reimbursement Policies), will use its best efforts to collect such excess amounts from the applicable Owners.

          (d)  Fund Reimbursement Policies.  Adviser agrees to treat Company's
               ---------------------------
customers no less favorably than Adviser treats its retail shareholders in applying the provisions of paragraphs 3.8(b) and 3.8(c).

          (e)  Expenses.  Adviser shall reimburse Company for all reasonable and
               --------
necessary out-of-pocket expenses incurred by Company for payroll overtime, stationery and postage in adjusting Owner accounts affected by a Price Error described in paragraphs 3.8(b) and 3.8(c). Company shall use its best efforts to mitigate all expenses which may be reimbursable under this section 3.8(e) and agrees that payroll overtime shall not include any time spent programming computers or otherwise customizing Company's recordkeeping system. Upon requesting reimbursement, Company shall present an itemized bill to Adviser detailing the costs for which it seeks reimbursement.

     3.9  Agency.  Distributors hereby appoints the Company or its Designee as
          ------
its agents for the limited purpose of accepting purchase and redemption instructions from the Owners for the purchase and redemption of shares of the Funds by the Company on behalf of Account.

     3.10 Quarterly Reports.  Adviser agrees to provide Company a statement of
          -----------------
Fund assets as soon as practicable and in any event within 30 days after the end of each fiscal quarter, and a statement certifying the compliance by the Funds during that fiscal quarter with the diversification requirements and qualification as a regulated investment company. In the event of a breach of
Section 6.4(a), Adviser will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Treasury Regulation 1.817-5.

4.   Proxy Solicitations and Voting.  The Company shall, at its expense,
     ------------------------------
distribute or arrange for the distribution of all proxy materials furnished by the Funds to the Account and shall: (a) solicit voting instructions from Owners;
(b) vote the Fund shares in accordance with instructions received from Owners; and (c) vote the Fund shares for which no instructions have been received, as well as shares attributable to it, in the same proportion as Fund shares for which instructions have been received from Owners, so long as and to the extent that the Securities and Exchange Commission (the "SEC") continues to interpret the Investment Company Act of 1940, as amended (the "1940 Act"), to require pass-through voting privileges for various contract owners. The Company and its Designees will not recommend action in connection with, or oppose or interfere with, the solicitation of proxies for the Fund shares held for Owners.

5.   Customer Communications.
     -----------------------

     5.1  Prospectuses.  The Adviser or Distributors, at its expense, will
          ------------
provide the Company with as many copies of the current prospectus for the Funds as the Company may reasonably request for distribution, at the Company's expense, to existing or prospective Owners.

     5.2  Shareholder Materials.   The Adviser and Distributors shall, as
          ---------------------
applicable, provide in bulk to the Company or its authorized representative, at a single address and at no expense to the Company, the following shareholder communications materials prepared for circulation to Owners in quantities requested by the Company which are sufficient to allow mailing thereof by the Company and, to the extent required by applicable law, to all Owners: proxy or information statements, annual reports, semi-annual reports, and all initial and updated prospectuses, supplements and amendments thereof. None of the Funds, the Adviser or Distributors shall be responsible for the cost of distributing such materials to Owners.

6.  Representations and Warranties.
    ------------------------------

    6.1   The Company represents and warrants that:

          (a) It is an insurance company duly organized and in good standing under the laws of the State of _________________ and that it has legally and validly established the Account prior to any issuance or sale thereof as a segregated asset account and that the Company has and will maintain the capacity to issue all Contracts that may be sold; and that it is and will remain duly registered, licensed, qualified and in good standing to sell the Contracts in all the jurisdictions in which such Contracts are to be offered or sold;

          (b) It and each of its Designees is and will remain duly registered and licensed in all material respects under all applicable federal and state securities and insurance laws and shall perform its obligations under this Agreement in compliance in all material respects with any applicable state and federal laws;

          (c) The Contracts are and will be registered under the Securities Act of 1933, as amended (the "1933 Act"), and are and will be registered and qualified for sale in the states where so required; and the Account is and will be registered as a unit investment trust in accordance with the 1940 Act and shall be a segregated investment account for the Contracts;

          (d) The Contracts are currently treated as annuity contracts, under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and the Company will maintain such treatment and will notify Adviser, Distributors and Funds promptly upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future;

          (e) It and each of its Designees is registered as a transfer agent pursuant to Section 17A of the Securities Exchange Act of 1934, as amended (the "1934 Act"), or is not required to be registered as such;

          (f) The arrangements provided for in this Agreement will be disclosed to the Owners; and

          (g) It is registered as a broker-dealer under the 1934 Act and any applicable state securities laws, including as a result of entering into and performing the Services set forth in this Agreement, or is not required to be registered as such.

     6.2 The Funds each represent and warrant that Fund shares sold pursuant to this Agreement are and will be registered under the 1933 Act and the Fund is and will be registered as a registered investment company under the Investment Company Act of 1940, in each case, except to the extent the Company is so notified in writing;

     6.3  Distributors represents and warrants that:

          (a) It is and will be a member in good standing of the National Association of Securities Dealers, Inc. ("NASD")and is and will be registered as a broker-dealer with the SEC; and

          (b) It will sell and distribute Fund shares in accordance with all applicable state and federal laws and regulations.

     6.4  Adviser represents and warrants that:

          (a) It will cause each Fund to invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable annuity contracts under the Code and the regulations issued thereunder, and that each Fund will comply with Section 817(h) of the Code as amended from time to time and with all applicable regulations promulgated thereunder; and

          (b) It is and will remain duly registered and licensed in all material respects under all applicable federal and state securities and insurance laws and shall perform its obligations under this Agreement in compliance in all material respects with any applicable state and federal laws.

     6.5 Each of the Parties to this Agreement represents and warrants to the others that:

          (a) It has full power and authority under applicable law, and has taken all action necessary, to enter into and perform this Agreement and the person executing this Agreement on its behalf is duly authorized and empowered to execute and deliver this Agreement;

          (b) This Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and it shall comply in all material respects with all laws, rules and regulations applicable to it by virtue of entering into this Agreement;

          (c) No consent or authorization of, filing with, or other act by or in respect of any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

          (d) The execution, performance and delivery of this Agreement will not result in it violating any applicable law or breaching or otherwise impairing any of its contractual obligations;

          (e) Each Party to this Agreement is entitled to rely on any written records or instructions provided to it by another Party; and

          (f) Its directors, officers, employees, and investment advisers, and other individuals/entities dealing with the money or securities of a Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the amount required by the applicable rules of the NASD and the federal securities laws, which bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

7.   Sales Material and Information
     ------------------------------

     7.1  NASD Filings.  The Company shall promptly inform Distributors as to
          ------------
the status of all sales literature filings pertaining to the Funds and shall promptly notify Distributors of all approvals or disapprovals of sales literature filings with the NASD. For purposes of this Section 7, the phrase "sales literature or other promotional material" shall be construed in accordance with all applicable securities laws and regulations.

     7.2  Company Representations.  Neither the Company nor any of its Designees
          -----------------------
shall make any material representations concerning the Adviser, the Distributors, or a Fund other than the information or representations contained in: (a) a registration statement of the Fund or prospectus of a Fund, as amended or supplemented from time to time; (b) published reports or statements of the Funds which are in the public domain or are approved by Distributors or the Funds; or (c) sales literature or other promotional material of the Funds.

     7.3  Adviser, Distributors and Fund Representations.  None of Adviser,
          ----------------------------------------------
Distributors or any Fund shall make any material representations concerning the Company or its Designees other than the information or representations contained in: (a) a registration statement or prospectus for the Contracts, as amended or supplemented from time to time; (b) published reports or statements of the Contracts or the Account which are in the public domain or are approved by the Company; or (c) sales literature or other promotional material of the Company.

     7.4  Trademarks, etc.  Except to the extent required by applicable law, no
          ---------------
Party shall use any other Party's names, logos, trademarks or service marks, whether registered or unregistered, without the prior consent of such Party.

     7.5  Information From Distributors and Adviser.  Upon request, Distributors
          -----------------------------------------
or Adviser will provide to Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, solicitations for voting instructions, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Funds, in final form as filed with the SEC, NASD and other regulatory authorities.

     7.6  Information From Company.  Company will provide to Distributors at
          ------------------------
least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters and all amendments to any of the above, that relate to a Fund and the Contracts, in final form as filed with the SEC, NASD and other regulatory authorities.

     7.7  Review of Marketing Materials.  If so requested by Company, the
          -----------------------------
Adviser or Distributors will use its best efforts to review sales literature and other marketing materials prepared by Company which relate to the Funds, the Adviser or Distributors for factual accuracy as to such entities, provided that the Adviser or Distributors is provided at least five (5) Business Days to review such materials. Neither the Adviser nor Distributors will review such materials for compliance with applicable laws. Company shall provide the Adviser with copies of all sales literature and other marketing materials which refer to the Funds, the Adviser or Distributors within five (5) Business Days after their first use, regardless of whether the Adviser or Distributors has previously reviewed such materials. If so requested by the Adviser or Distributors, Company shall cease to use any sales literature or marketing materials which refer to the Funds, the Adviser or Distributors that the Adviser or Distributors determines to be inaccurate, misleading or otherwise unacceptable.

8.   Fees and Expenses.
     -----------------

     8.1  Fund Registration Expenses.  Fund or Distributors shall bear the cost
          --------------------------
of registration and qualification of Fund shares; preparation and filing of Fund prospectuses and registration statements, proxy materials and reports; preparation of all other statements and notices relating to the Fund or Distributors required by any federal or state law; payment of all applicable fees, including, without limitation, any fees due under Rule 24f-2 of the 1940 Act, relating to a Fund; and all taxes on the issuance or transfer of Fund shares on the Fund's records.

     8.2  Contract Registration Expenses.  The Company shall bear the expenses
          ------------------------------
for the costs of preparation and filing of the Company's prospectus and registration statement with respect to the Contracts; preparation of all other statements and notices relating to the Account or the Contracts required by any federal or state law; expenses for the solicitation and sale of the Contracts including all costs of printing and distributing all copies of advertisements, prospectuses, Statements of Additional Information, proxy materials, and reports to Owners or potential purchasers of the Contracts as required by applicable state and federal law; payment of all applicable fees relating to the Contracts; all costs of drafting, filing and obtaining approvals of the Contracts in the various states under applicable insurance laws; filing of annual reports on form N-SAR, and all other costs associated with ongoing compliance with all such laws and its obligations under this Agreement.

9.   Indemnification.
     ---------------

     9.1  Indemnification By Company.
          --------------------------

          (a) Company agrees to indemnify and hold harmless the Funds, Adviser and Distributors and each of their directors, officers, employees and agents, and each person, if any, who controls any of them within the meaning of Section 15 of the 1933 Act (each, an "Indemnified Party" and collectively, the "Indemnified Parties" for purposes of this Section 9.1) from and against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Company), and expenses including reasonable legal fees and expenses, (collectively, hereinafter "Losses"), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise insofar as such Losses:

               (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus or sales literature for the Contracts or contained in the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this paragraph 9.1(a) shall not apply as
                        --------
to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to Company by or on behalf of a Fund, Distributors or Adviser for use in the registration statement or prospectus for the Contracts or in the Contracts (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

               (ii) arise out of, or as a result of, statements or representations or wrongful conduct of Company, its Designees or its agents, with respect to the sale or distribution of the Contracts or Fund shares; or

               (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering a Fund or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon written information furnished to a Fund, Adviser or Distributors by or on behalf of Company; or

               (iv) arise out of, or as a result of, any failure by Company, its Designees or persons under the Company's or Designees' control to provide the Services and furnish the materials contemplated under the terms of this Agreement; or

               (v) arise out of, or result from, any material breach of any representation or warranty made by Company, its Designees or persons under the Company's or Designees' control in this Agreement or arise out of or result from any other material breach of this Agreement by Company. its Designees or persons under the Company's or Designees' control; as limited by and in accordance with the provisions of Sections 9.1(b) and 9.1(c) hereof; or

               (vi) arise out of, or as a result of, adherence by Adviser or Distributors to instructions that it reasonably believes were originated by authorized agents of Company.

          This indemnification provision is in addition to any liability which the Company or its Designees may otherwise have.

          (b) Company shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

          (c) Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Company of any such claim shall not relieve Company from any liability which it may have to the Indemnified Party otherwise than on account of this indemnification provision. In case any such action is brought against any Indemnified Party, and it notified the indemnifying Party of the commencement thereof, the indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from the indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and the indemnifying Party shall not be liable to such Indemnified Party under this Section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. The Indemnified Party may not settle any action without the written consent of the indemnifying Party. The indemnifying Party may not settle any action without the written consent of the Indemnified Party unless such settlement completely and finally releases the Indemnified Party from any and all liability. In either event, consent shall not be unreasonably withheld.

          (d) The Indemnified Parties will promptly notify Company of the commencement of any litigation or proceedings against the Indemnified Parties in connection with the issuance or sale of Fund shares or the Contracts or the operation of a Fund.

     9.2  Indemnification by Adviser and Distributors.
          -------------------------------------------

          (a) Adviser and Distributors agrees to indemnify and hold harmless Company and each of its directors, officers, employees and agents and each person, if any, who controls Company within the meaning of Section 15 of the 1933 Act (each, an "Indemnified Party" and collectively, the "Indemnified Parties" for purposes of this Section 9.2) from and against any and all Losses to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such Losses:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of a Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this
                                                         --------
Section 9.2(a) shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to a Fund, Adviser or Distributors by or on behalf of Company for use in the registration statement or prospectus for a Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

          (ii) arise out of, or as a result of, statements or representations or wrongful conduct of Adviser or Distributors or persons under its control, with respect to the sale or distribution of Fund shares; or

          (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to Company by or on behalf of Adviser or Distributors; or

          (iv) arise out of, or as a result of, any failure by Adviser or Distributors or persons under its control to provide the services and furnish the materials contemplated under the terms of this Agreement; or

          (v) arise out of or result from any material breach of any representation or warranty made by Adviser or Distributors or persons under its control in this Agreement or arise out of or result from any other material breach of this Agreement by Adviser or Distributors or persons under its control; as limited by and in accordance with the provisions of Sections 9.2(b) and 9.2(c) hereof.

          This indemnification provision is in addition to any liability which Adviser and Distributors may otherwise have.

          (b) Adviser and Distributors shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

          (c) Adviser and Distributors shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified Adviser and Distributors in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Adviser and Distributors of any such claim shall not relieve Adviser and Distributors from any liability which it may have to the Indemnified Party otherwise than on account of this indemnification provision. In case any such action is brought against any Indemnified Party, and it notified the indemnifying Party of the commencement thereof, the indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from the indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and the indemnifying Party shall not be liable to such Indemnified Party under this Section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. The Indemnified Party may not settle any action without the written consent of the indemnifying Party. The indemnifying Party may not settle any action without the written consent of the Indemnified Party unless such settlement completely and finally releases the Indemnified Party from any and all liability. In either event, consent shall not be unreasonably withheld.

          (d) The Indemnified Parties will promptly notify Adviser and Distributors of the commencement of any litigation or proceedings against the Indemnified Parties in connection with the issuance or sale of the Contracts or the operation of the Account.

10.  Potential Conflicts.
     -------------------

     10.1 Monitoring by Directors for Conflicts of Interest.  The Directors of
          -------------------------------------------------
each Fund will monitor the Fund for any potential or existing material irreconcilable conflict of interest between the interests of the contract owners of all separate accounts investing in the Fund, including such conflict of interest with any other separate account of any other insurance company investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority;
(b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretive letter, or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of the Fund are being managed; (e) a difference in voting instructions given by variable annuity contract owners and variable life insurance contract owners or by contract owners of different life insurance companies utilizing the Fund; or (f) a decision by Company to disregard the voting instructions of Owners. The Directors shall promptly inform the Company, in writing, if they determine that an irreconcilable material conflict exists and the implications thereof.

     10.2  Monitoring by the Company for Conflicts of Interest.  The Company
           ---------------------------------------------------
will promptly notify the Directors, in writing, of any potential or existing material irreconcilable conflicts of interest, as described in Section 10.1 above, of which it is aware. The Company will assist the Directors in carrying out their responsibilities under any applicable provisions of the federal securities laws and any exemptive orders granted by the SEC ("Exemptive Order"), by providing the Directors, in a timely manner, with all information reasonably necessary for the Directors to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Directors whenever Owner voting instructions are disregarded.

     10.3  Remedies.  If it is determined by a majority of the Directors, or a
           --------
majority of disinterested Directors, that a material irreconcilable conflict exists, as described in Section 10.1 above, the Company shall, at its own expense take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including, but not limited to: (a) withdrawing the assets allocable to some or all of the separate accounts from the applicable Fund and reinvesting such assets in a different investment medium, including (but not limited to) another fund managed by the Adviser, or submitting the question whether such segregation should be implemented to a vote of all affected Owners and, as appropriate, segregating the assets of any particular group that votes in favor of such segregation, or offering to the affected owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account.

     10.4  Causes of Conflicts of Interest.
           -------------------------------

           (a) State Insurance Regulators.  If a material irreconcilable
               --------------------------
conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the applicable Fund and terminate this Agreement with respect to such Account within the period of time permitted by such decision, but in no event later than six months after the Directors inform the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided,
                                                                    --------
however, that such withdrawal and termination shall be limited to the extent
-------
required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Directors. Until the end of the foregoing period, the Distributors and Funds shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund to the extent such actions do not violate applicable law.

          (b)  Disregard of Owner Voting.  If a material irreconcilable conflict
               -------------------------
arises because of Company's decision to disregard Owner voting instructions and that decision represents a minority position or would preclude a majority vote, Company may be required, at the applicable Fund's election, to withdraw the Account's investment in said Fund. No charge or penalty will be imposed against the Account as a result of such withdrawal.

     10.5 Limitations on Consequences.  For purposes of Sections 10.3 through
          ---------------------------
10.5 of this Agreement, a majority of the disinterested Directors shall determine whether any proposed action adequately remedies any irreconcilable material conflict. In no event will a Fund, the Adviser or the Distributors be required to establish a new funding medium for any of the Contracts. The Company shall not be required by Section 10.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Owners affected by the irreconcilable material conflict. In the event that the Directors determine that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the applicable Fund and terminate this Agreement as quickly as may be required to comply with applicable law, but in no event later than six (6) months after the Directors inform the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be
               --------  -------
limited to the extent required by any such material irreconcilable conflict.

     10.6 Changes in Laws.  If and to the extent that Rule 6e-2 and Rule 6e-
          ---------------
3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Funds' Exemptive Order) on terms and conditions materially different from those contained in the Funds' Exemptive Order, then (a) the Funds and/or the Adviser, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 10.1, 10.2, 10.3 and 10.4 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

11.  Maintenance of Records.
     ----------------------

          (a) Recordkeeping and other administrative services to Owners shall be the responsibility of the Company and shall not be the responsibility of the Funds, Adviser or Distributors. None of the Funds, the Adviser or Distributors shall maintain separate accounts or records for Owners. Company shall maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Services and in making shares of the Funds available to the Account.

          (b) Upon the request of the Adviser or Distributors, the Company shall provide copies of all the historical records relating to transactions between the Funds and the Account, written communications regarding the Funds to or from the Account and other materials, in each case (1) as are maintained by the Company in the ordinary course of its business and in compliance with applicable law, and (2) as may reasonably be requested to enable the Adviser and Distributors, or its representatives, including without limitation its auditors or legal counsel, to (A) monitor and review the Services, (B) comply with any request of a governmental body or self-regulatory organization or the Owners,
(C) verify compliance by the Company with the terms of this Agreement, (D) make required regulatory reports, (E) verify to Advisor's reasonable satisfaction that all purchase and redemption orders aggregated for each Trade Date were received by Company prior to the close of trading on the NYSE on such Trade Date, or (F) perform general customer supervision. The Company agrees that it will permit the Adviser and Distributors or such representatives of either to have reasonable access to its personnel and records in order to facilitate the monitoring of the quality of the Services.

          (c) Upon the request of the Company, the Adviser and Distributors shall provide copies of all the historical records relating to transactions between the Funds and the Account, written communications regarding the Funds to or from the Account and other materials, in each case (1) as are maintained by the Adviser and Distributors, as the case may be, in the ordinary course of its business and in compliance with applicable law, and (2) as may reasonably be requested to enable the Company, or its representatives, including without limitation its auditors or legal counsel, to (A) comply with any request of a governmental body or self-regulatory organization or the Owners, (B) verify compliance by the Adviser and Distributors with the terms of this Agreement, (C) make required regulatory reports, or (D) perform general customer supervision.

          (d) The Parties agree to cooperate in good faith in providing records to one another pursuant to this Section 11.

12.  Term and Termination.
     --------------------

     12.1 Term and Termination Without Cause.  The initial term of this
          ----------------------------------
Agreement shall be for a period of one year from the date hereof. Unless terminated as to any Fund upon not less than thirty (30) days prior written notice to the other Parties, this Agreement shall thereafter automatically renew for the remaining Funds from year to year, subject to termination at the next applicable renewal date upon not less than 30 days prior written notice. Any Party may terminate this Agreement as to any Fund following the initial term upon six (6) months advance written notice to the other Parties.

     12.2 Termination by Fund, Distributors or Adviser for Cause.  Adviser,
          ------------------------------------------------------
Fund or Distributors may terminate this Agreement by written notice to the Company, if any of them shall determine, in its sole judgment exercised in good faith, that (a) the Company has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or (b) any of the Contracts are not registered, issued or sold in accordance with applicable state and federal law or such law precludes the use of Fund shares as the underlying investment media of the Contracts issued or to be issued by the Company.

     12.3  Termination by Company for Cause.  Company may terminate this
           --------------------------------
Agreement by written notice to the Adviser, Funds and Distributors in the event that (a) any of the Fund shares are not registered, issued or sold in accordance with applicable state or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; (b) the Funds cease to qualify as Regulated Investment Companies under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Funds may fail to so qualify; or (c) a Fund fails to meet the diversification requirements specified in Section 6.4(a).

     12.4  Termination by any Party.  This Agreement may be terminated as to any
           ------------------------
Fund by any Party at any time (a) by giving 30 days' written notice to the other Parties in the event of a material breach of this Agreement by the other Party or Parties that is not cured during such 30-day period, and (b) (i) upon institution of formal proceedings relating to the legality of the terms and conditions of this Agreement against the Account, Company, any Designee, the Funds, Adviser or Distributors by the NASD, the SEC or any other regulatory body provided that the terminating Party has a reasonable belief that the institution of formal proceedings is not without foundation and will have a material adverse impact on the terminating Party, (ii) by the non-assigning Party upon the assignment of this Agreement in contravention of the terms hereof, or (iii) as is required by law, order or instruction by a court of competent jurisdiction or a regulatory body or self-regulatory organization with jurisdiction over the terminating Party.

     12.5  Limit on Termination.  Notwithstanding the termination of this
           --------------------
Agreement with respect to any or all Funds, for so long as any Contracts remain outstanding and invested in a Fund each Party to this Agreement shall continue to perform such of its duties under this Agreement as are necessary to ensure the continued tax deferred status thereof and the payment of benefits thereunder, except to the extent proscribed by law, the SEC or other regulatory body. Notwithstanding the foregoing, nothing in this Section 12.5 obligates a Fund to continue in existence. In the event that any Fund elects to terminate its operations, the Company shall, as soon as practicable, obtain an exemptive order or order of substitution from the SEC to remove all Owners from the applicable Fund.

13.  Notices.
     -------

     All notices under this Agreement shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to the respective Parties as follows:

          If to Strong Variable:

               Strong Variable Insurance Funds, Inc.
               100 Heritage Reserve
               Milwaukee, WI 53051
               Attention: General Counsel
               Facsimile No.: 414/359-3948

          If to Opportunity Fund II:

               Strong Opportunity Fund II, Inc.
               100 Heritage Reserve
               Milwaukee, WI 53051
               Attention: General Counsel
               Facsimile No.: 414/359-3948

          If to Adviser:

               Strong Capital Management, Inc.
               100 Heritage Reserve
               Milwaukee, WI 53051
               Attention: General Counsel
               Facsimile No.: 414/359-3948

          If to Distributors:

               Strong Investments, Inc.
               100 Heritage Reserve
               Milwaukee, WI 53051
               Attention: General Counsel
               Facsimile No.: 414/359-3948

          If to Company:

               United Investors Life Insurance Company
               2001 Third Avenue South
               Birmingham, AL 35202-0207
               Attention: Ms. Cathy Pilcher
               Facsimile No.: (281) 997-1928

14.  Miscellaneous.
     -------------

     14.1.  Captions.  The captions in this Agreement are included for
            --------
convenience of reference only and in no way affect the construction or effect of any provisions hereof.

     14.2.  Enforceability.  If any portion of this Agreement shall be held or
            --------------
made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     14.3.  Counterparts.  This Agreement may be executed simultaneously in two
            ------------
or more counterparts, each of which taken together shall constitute one and the same instrument.

     14.4.  Remedies not Exclusive.  The rights, remedies and obligations
            ----------------------
contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the Parties to this Agreement are entitled to under state and federal laws.

     14.5.  Confidentiality.  Subject to the requirements of legal process and
            ---------------
regulatory authority, the Funds and Distributors shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by the Company to this Agreement and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the Company until such time as it may come into the public domain.

     14.6.  Governing Law. This Agreement shall be governed by and interpreted
            -------------
in accordance with the internal laws of the State of Wisconsin applicable to agreements fully executed and to be performed therein; exclusive of conflicts of laws.

     14.7.  Survivability.  Sections 6, 7.2, 7.3, 7.4, 9, 11 and 12.5 hereof
            -------------
shall survive termination of this Agreement. In addition, all provisions of this Agreement shall survive termination of this Agreement in the event that any Contracts are invested in a Fund at the time the termination becomes effective and shall survive for so long as such Contracts remain so invested.

     14.8.  Amendment and Waiver.  No modification of any provision of this
            --------------------
Agreement will be binding unless in writing and executed by the Party to be bound thereby. No waiver of any provision of this Agreement will be binding unless in writing and executed by the Party granting such waiver. Notwithstanding anything in this Agreement to the contrary, the Adviser may unilaterally amend Exhibit A to this Agreement to add additional series of Strong Variable Funds ("New Funds") as Funds by sending to the Company a written notice of the New Funds. Any valid waiver of a provision set forth herein shall not constitute a waiver of any other provision of this Agreement. In addition, any such waiver shall constitute a present waiver of such provision and shall not constitute a permanent future waiver of such provision.

     14.9.  Assignment.  This Agreement shall be binding upon and shall inure to
            ----------
the benefit of the Parties and their respective successors and assigns; provided, however, that neither this
--------  -------

Agreement nor any rights, privileges, duties or obligations of the Parties may be assigned by any Party without the written consent of the other Parties or as expressly contemplated by this Agreement.

     14.10.  Entire Agreement.  This Agreement contains the full and complete
             ----------------
understanding between the Parties with respect to the transactions covered and contemplated under this Agreement, and supersedes all prior agreements and understandings between the Parties relating to the subject matter hereof, whether oral or written, express or implied.

     14.11.  Relationship of Parties; No Joint Venture, Etc.  Except for the
             -----------------------------------------------
limited purpose provided in Section 3.8, it is understood and agreed that the Company and each of its Designees shall be acting as an independent contractor and not as an employee or agent of the Adviser, Distributors or the Funds, and none of the Parties shall hold itself out as an agent of any other Party with the authority to bind such Party. Neither the execution nor performance of this Agreement shall be deemed to create a partnership or joint venture by and among any of the Company, any Designees, Funds, Adviser, or Distributors.

     14.12.  Expenses.  All expenses incident to the performance by each Party
             --------
of its respective duties under this Agreement shall be paid by that Party.

     14.13.  Time of Essence.  Time shall be of the essence in this Agreement.
             ---------------

     14.14.  Non-Exclusivity.  Each of the Parties acknowledges and agrees that
             ---------------
this Agreement and the arrangements described herein are intended to be non-exclusive and that each of the Parties is free to enter into similar agreements and arrangements with other entities.

     14.15.  Operations of Funds.  In no way shall the provisions of this
             -------------------
Agreement limit the authority of the Funds, the Adviser or Distributors to take such action as it may deem appropriate or advisable in connection with all matters relating to the operation of such Fund and the sale of its shares. In no way shall the provisions of this Agreement limit the authority of the Company to take such action as it may deem appropriate or advisable in connection with all matters relating to the provision of Services or the shares of funds other than the Funds offered to the Account.

                                UNITED INVESTORS LIFE INSURANCE CO.

                                ________________________________________
                                By:
                                Name:
                                Title:


                                STRONG CAPITAL MANAGEMENT, INC.


                                ________________________________________

                                Stephen J. Shenkenberg, Vice President

                                STRONG INVESTMENTS, INC.


                                ________________________________________
                                Stephen J. Shenkenberg, Vice President

                                STRONG VARIABLE INSURANCE FUNDS, INC. on behalf of the Designated Portfolios


                                ________________________________________
                                Stephen J. Shenkenberg, Vice President

                                STRONG OPPORTUNITY FUND II, INC.


                                ________________________________________
                                Stephen J. Shenkenberg, Vice President


                                   EXHIBIT A

The following is a list of Designated Portfolios under this Agreement:

Strong Discovery Fund II
Strong Mid-Cap Growth Fund II

                                   EXHIBIT B
                                 The Services

          Company or its Designees shall perform the following services. Such services shall be the responsibility of the Company and shall not be the responsibility of the Funds, Adviser or Distributors.

     1. Maintain separate records for each Account, which records shall reflect Fund shares ("Shares") purchased and redeemed, including the date and price for all transactions, Share balances, and the name and address of each Owner, including zip codes and tax identification numbers.

     2. Credit contributions to individual Owner accounts and invest such contributions in shares of the Funds to the extent so designated by the Owner.

     3. Disburse or credit to the Owners, and maintain records of, all proceeds of redemptions of Fund shares and all other distributions not reinvested in shares.

     4. Prepare and transmit to the Owners, periodic account statements showing, among other things, the total number of Fund shares owned as of the statement closing date, purchases and redemptions of shares during the period covered by the statement, the net asset value of the Funds as of a recent date, and the dividends and other distributions paid during the statement period (whether paid in cash or reinvested in shares).

     5. Transmit to the Owners, as required by applicable law, prospectuses, proxy materials, shareholder reports, and other information provided by the Adviser, Distributors or Funds and required to be sent to shareholders under the Federal securities laws.

     6. Transmit to Distributors purchase orders and redemption requests placed by the Account and arrange for the transmission of funds to and from the Funds.

     7. Transmit to Distributors such periodic reports as Distributors shall reasonably conclude is necessary to enable the Funds to comply with applicable Federal securities and state Blue Sky requirements.

     8. Transmit to each Account confirmations of purchase orders and redemption requests placed by each Account.

     9. Maintain all account balance information for the Account and daily and monthly purchase summaries expressed in shares and dollar amounts.

     10. Prepare, transmit and file any Federal, state and local government reports and returns as required by law with respect to each account maintained on behalf of the Account.

     11. Respond to Owners' inquiries regarding, among other things, share prices, account balances, dividend options, dividend amounts, and dividend payment dates.

                        Schedule C--Account Information
  (for Accounts to have Dividends and Capital Gains Reinvested automatically)


1.   Entity in whose name each Account will be opened:__________________________
     Mailing address:                                 __________________________
                                                      __________________________
                                                      __________________________


2.   Employer ID number (For internal usage only):    __________________________

3. Authorized contact persons: The following persons are authorized on behalf of the Recordkeeper to effect transactions in each Account:

Name:____________________________  Phone:____________________________
Name:____________________________  Phone:____________________________
Name:____________________________  Phone:____________________________
Name:____________________________  Phone:____________________________


4.   Will the Accounts have telephone exchange?     ____ Yes  ____ No
     (This option lets Company redeem shares by telephone and apply the proceeds for purchase in another identically registered Account.)

5.   Will the Accounts have telephone redemption?   ____ Yes  ____ No
     (This option lets Company sell shares by telephone. The proceeds will be wired to the bank account specified below.)

6.   All dividends and capital gains will be reinvested automatically.

7.   Instructions for all outgoing wire transfers:    __________________________
                                                      __________________________
                                                      __________________________
                                                      __________________________

8. If this Account Information Form contains changed information, the undersigned authorized officer has executed this amended Account Information Form as of the date set forth below and acknowledges the agreements and representations set forth in the Services Agreement between the Recordkeeper, Strong Capital Management, Inc. and Strong Funds Strong Distributors, Inc.

9.  Company certifies under penalty of perjury that:

     (i) The number shown on this form is the correct Employer ID number (or that Company is waiting to be issued an Employer ID number), and

     (ii) Company is not subject to backup withholding because (a) Company is exempt from backup withholding, or (b) Company has not been notified by the Internal Revenue Service ("IRS") that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified the Company that it is no longer subject to backup withholding.

(Cross out (ii) if Company has been notified by the IRS that it is subject to backup withholding because of underreporting interest or dividends on its tax return.)

     The IRS does not require Company's consent to any provision of this document other than the certifications required to avoid backup withholding.


  ______________________________________           ___________________________
  (Signature of Authorized Officer)                (Date)

(Company shall inform Adviser and Distributors of any changes to information provided in this Account Information Form pursuant to Section 23 of the Agreement.)

Please Note: Distributors employs reasonable procedures to confirm that instructions communicated by telephone are genuine and may not be liable for losses due to unauthorized or fraudulent instructions. Please see the prospectus for the applicable Fund for more information on the telephone exchange and redemption privileges.

                        Schedule C--Account Information
          (for Accounts to have Dividends and Capital Gains Paid Out)

1.  Entity in whose name each Account will be opened:_____________________
    Mailing address:                                 _____________________
                                                     _____________________
                                                     _____________________

2.  Employer ID number (For internal usage only):    _____________________

3. Authorized contact persons: The following persons are authorized on behalf of the Recordkeeper to effect transactions in each Account:

Name:____________________________  Phone:____________________________
Name:____________________________  Phone:____________________________
Name:____________________________  Phone:____________________________
Name:____________________________  Phone:____________________________

4.  Will the Accounts have telephone exchange?   ____ Yes   ____ No
    (This option lets Servicer redeem shares by telephone and apply the proceeds for purchase in another identically registered Account.)

5.  Will the Accounts have telephone redemption? ____ Yes   ____ No
    (This option lets Servicer sell shares by telephone. The proceeds will be wired to the bank account specified below.)

6.  All dividends and capital gains will NOT be reinvested automatically.
                                         ---

7.  Instructions for all outgoing wire transfers:   ________________________
                                                    ________________________
                                                    ________________________
                                                    ________________________

8. If this Account Information Form contains changed information, the undersigned authorized officer has executed this amended Account Information Form as of the date set forth below and acknowledges the agreements and representations set forth in the Services Agreement between the Recordkeeper, Strong Capital Management, Inc. and Strong Funds Strong Distributors, Inc.

9. Servicer certifies under penalty of perjury that:

     (i) The number shown on this form is the correct Employer ID number (or that Servicer is waiting to be issued an Employer ID number), and

     (ii) Servicer is not subject to backup withholding because (a) Servicer is exempt from backup withholding, or (b) Servicer has not been notified by the Internal Revenue Service ("IRS") that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified the Servicer that it is no longer subject to backup withholding.

(Cross out (ii) if Servicer has been notified by the IRS that it is subject to backup withholding because of underreporting interest or dividends on its tax return.)

     The IRS does not require Servicer's consent to any provision of this document other than the certifications required to avoid backup withholding.


    ______________________________________             ______________________
    (Signature of Authorized Officer)                  (Date)

(Servicer shall inform Company and Distributors of any changes to information provided in this Account Information Form pursuant to Section 23 of this Agreement.)

Please Note: Distributors employs reasonable procedures to confirm that instructions communicated by telephone are genuine and may not be liable for losses due to unauthorized or fraudulent instructions. Please see the prospectus for the applicable Fund for more information on the telephone exchange and redemption privileges.

                                  Schedule D

                         Billing and Count Information


1.   Contact person to receive administrative fees:

     Name:                    ________________________
     Title:                   ________________________
     Company Name:            ________________________
     Address:                 ________________________
     City, State, Zip:        ________________________
     Phone Number:            ________________________
     Fax Number:              ________________________
     E-mail address:          ________________________


2.   Contact person that will furnish participant/shareholder counts:

     Name:                    ________________________
     Title:                   ________________________
     Company Name:            ________________________
     Address:                 ________________________
     City, State, Zip:        ________________________
     Phone Number:            ________________________
     Fax Number:              ________________________
     E-mail address:          ________________________

       Re:  Fee Letter Relating to the [Company] Participation Agreement.

Dear ________________:

     Pursuant to the Participation Agreement by and among Strong Capital Management, Inc. ("Strong"), ____________________ (the "Company"), Strong Variable Insurance Funds, Inc., Strong Opportunity Fund II, Inc. and Strong Investments, Inc. ("Distributors") dated _________ __, 1998 (the "Participation Agreement"), the Company will provide certain administrative services on behalf of the registered investment companies or series thereof specified in Exhibit A (each a "Fund" and collectively the "Funds").

     In recognition of the reduction in administrative expenses that derives from the performance of said administrative services, Strong agrees to pay the Company the fee specified below for each Fund specified in Exhibit A to this Agreement.

          (a) For average aggregate amounts (as calculated in paragraph (b), below) invested through variable insurance products issued by the Company with the Funds, the monthly fee shall equal the percentage (calculated in paragraph (b), below) of the applicable annual fee for each Fund specified in Exhibit A.

          (b) For purposes of computing the fee contemplated in paragraph (a) above, Strong shall calculate and pay to the Company an amount with respect to each Fund equal to the product of: (a) the product of (i) the number of calendar days in the applicable month divided by the number of calendar days in that year (365 or 366 as applicable) and (ii) the applicable percentage specified in Exhibit A, to this Agreement, multiplied by (b) the average daily market value of the investments held in such Fund pursuant to the Participation Agreement computed by totaling the aggregate investment (share net asset value multiplied by the total number of shares held) on each day during the calendar month and dividing by the total number of days during such month.

          (c) Strong shall calculate the amount of the payment to be made pursuant to this Letter Agreement at the end of each calendar month and will make such payment to the Company within 30 days after receiving the report referenced in paragraph (e), below. Fees will be paid, at Strong's election, by wire transfer or by check. All payments under this Agreement shall be considered final unless disputed by the Company in writing within 60 days of receipt.

          (d) The parties agree that the fees contemplated herein are solely for shareholder servicing and other administrative services provided by the Company and do not constitute payment in any manner for investment advisory, distribution, trustee, or custodial services.

          (e) The Company agrees to provide Strong by the 15th day of each month with a report which indicates the number of Owners that hold through a Contract interests in each Account as of the last day of the prior month.

          (f) If requested in writing by Strong, and at Strong's expense, the Company shall provide to Strong, by February 14th of each year, a "Special Report" from a nationally recognized accounting firm reasonably acceptable to Strong which substantiates for each month of the prior calendar year:
     (a) the number of Owners that hold, through an Account, interests in each Account maintained by the Company on the last day of each month which held shares for which the fee provided for in this Letter Agreement was received by the Company, (b) that any fees billed to Strong for such month were accurately determined in accordance with this Letter Agreement, and
     (c) such other information in connection with this Agreement and the Participation Agreement as may be reasonably requested by Strong.

          (g) The parties to the Participation Agreement agree that Strong may unilaterally amend Schedule A to the Participation Agreement to add additional investment companies or series thereof ("New Funds") as Funds subject to the provisions of this Letter Agreement by sending to the Company a written notice of the New Funds and indicating therein the fees to be paid to the Company with respect to the administrative services provided pursuant to the Participation Agreement in connection with such New Funds.

          (h) The obligation to pay the fees specified in this Letter Agreement shall survive the termination of the Participation Agreement for a period of one year from the date of termination, provided that Company continues to provide Services to the Owners with respect to those assets invested in the Funds and provided that the Participation Agreement has not been terminated because of an event described in Sections 12.2, 12.3 or 12.4 of the Participation Agreement. Company agrees that in the event of termination it will provide the Adviser with any reports and certificates as requested by the Adviser to determine that the continued payment of fees has been calculated in accordance with this Letter Agreement.

          (i) Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Participation Agreement.

     If you are in agreement with the foregoing, please sign and date below where indicated and return one copy of this signed letter agreement to me.

                                                Very truly yours,


                                                Stephen J. Shenkenberg
                                                Strong Capital Management, Inc.

Accepted and agreed to as of _________, 1998.

[COMPANY]


_____________________________
By:
Name:
Title:

                            EXHIBIT A to Fee Letter

The Funds subject to this Agreement and applicable annual fees are as follows:

     Fund                                              Annual Fee
     ----                                              ----------

     Strong Opportunity Fund II, Inc.                  0.25%
     Strong Variable Insurance Funds, Inc.
        Strong Discovery Fund II                       0.25%
        Strong Mid-Cap Growth Fund II                  0.25%

                            PARTICIPATION AGREEMENT
                AMONG TEMPLETON VARIABLE PRODUCTS SERIES FUND,
                   FRANKLIN TEMPLETON DISTRIBUTORS, INC. and
                            [  ] INSURANCE COMPANY

     THIS AGREEMENT made as of [ ], 1999, among Templeton Variable Products Series Fund (the "Trust"), an open-end management investment company organized as a business trust under Massachusetts law, Franklin Templeton Distributors, Inc., a California corporation, the Trust's principal underwriter ("Underwriter"), and [ ] Insurance Company, a life insurance company organized as a corporation under [ ] law (the "Company"), on its own behalf and on behalf of each segregated asset account of the Company set forth in Schedule A, as may be amended from time to time (the "Accounts").

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has an effective registration statement relating to the offer and sale of the various series of its shares under the Securities Act of 1933, as amended (the "1933 Act");

     WHEREAS, the Trust and the Underwriter desire that Trust shares be used as an investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts to be offered by life insurance companies which have entered into fund participation agreements with the Trust (the "Participating Insurance Companies");

     WHEREAS, the beneficial interest in the Trust is divided into several series of shares, each series representing an interest in a particular managed portfolio of securities and other assets, and certain of those series, named in Schedule A, (the "Portfolios") are to be made available for purchase by the Company for the Accounts; and

     WHEREAS, the Trust has received an order from the SEC, dated November 16, 1993 (File No. 812-8546), granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2 (b) (15) and 6e-3 (T) (b) (15)
thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and certain qualified pension and retirement plans (the "Shared Funding Exemptive Order");

     WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act unless an exemption from registration under the 1940 Act is available and the Trust has been so advised; and has registered or will register certain variable annuity contracts and variable life insurance policies, listed on Schedule A attached hereto, under which the portfolios are to be made available as investment vehicles (the

"Contracts") under the 1933 Act unless such interests under the Contracts in the Accounts are exempt from registration under the 1933 Act and the Trust has been so advised;

     WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such account on Schedule A hereto, to set aside and invest assets attributable to one or more Contracts; and

     WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"); and

     WHEREAS, each investment adviser listed on Schedule A (each, an "Adviser") is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") and any applicable state securities laws;

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid Contracts and the Underwriter is authorized to sell such shares to separate accounts such as each Account at net asset value;

     NOW THEREFORE, in consideration of their mutual promises, the parties agree as follows:


                                  ARTICLE I.
               Purchase and Redemption of Trust Portfolio Shares
               -------------------------------------------------

     1.1 For purposes of this Article I, the Company shall be the Trust's agent for receipt of purchase orders and requests for redemption relating to each Portfolio from each Account, provided that the Company notifies the Trust of such purchase orders and requests for redemption by 9:00 a.m. Eastern time on the next following Business Day, as defined in Section 1.3.

     1.2 The Trust agrees to make shares of the Portfolios available to the Accounts for purchase at the net asset value per share next computed after receipt of a purchase order by the Trust (or its agent), as established in accordance with the provisions of the then current prospectus of the Trust describing Portfolio purchase procedures on those days on which the Trust calculates its net asset value pursuant to rules of the SEC, and the Trust shall use its best efforts to calculate such net asset value on each day on which the New York Stock Exchange ("NYSE") is open for trading. The Company will transmit orders from time to time to the Trust for the purchase of shares of the Portfolios. The Trustees of the Trust (the "Trustees") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, such action is deemed in the best interests of the shareholders of such Portfolio. Without limiting the foregoing, the Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors whose purchase and redemption activity follows a market timing pattern, and have authorized the Trust, the Underwriter and the Trust's transfer agent to adopt procedures and take other action (including without limitation rejecting specific purchase orders) as they deem necessary to reduce, discourage or eliminate market timing activity. The Company agrees to cooperate with the Trust to assist the Trust in implementing the Trust's restrictions on Market Timers.

     1.3 The Company shall submit payment for the purchase of shares of a Portfolio on behalf of an Account no later than the close of business on the next Business Day after the Trust receives the purchase order. Payment shall be made in federal funds transmitted by wire to the Trust or its designated custodian. Upon receipt by the Trust of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Trust for this purpose. "Business Day" shall mean any day on which the NYSE is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC.

     1.4 The Trust will redeem for cash any full or fractional shares of any Portfolio, when requested by the Company on behalf of an Account, at the net asset value next computed after receipt by the Trust (or its agent) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust describing Portfolio redemption procedures. The Trust shall make payment for such shares in the manner established from time to time by the Trust. Redemption with respect to a Portfolio will normally be paid to the Company for an Account in federal funds transmitted by wire to the Company before the close of business on the next Business Day after the receipt of the request for redemption. Such payment may be delayed if, for example, the Portfolio's cash position so requires or if extraordinary market conditions exist, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act.

     1.5 Payments for the purchase of shares of the Trust's Portfolios by the Company under Section 1.3 and payments for the redemption of shares of the Trust's Portfolios under Section 1.4 may be netted against one another on any Business Day for the purpose of determining the amount of any wire transfer on that Business Day.

     1.6 Issuance and transfer of the Trust's Portfolio shares will be by book entry only. Stock certificates will not be issued to the Company or the Account. Portfolio Shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

     1.7 The Trust shall furnish, on or before the ex-dividend date, notice to the Company of any income dividends or capital gain distributions payable on the shares of any Portfolio of the Trust. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of the Portfolio. The Trust shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

     1.8 The Trust shall calculate the net asset value of each Portfolio on each Business Day, as defined in Section 1.3. The Trust shall make the net asset value per share for each Portfolio available to the Company or its designated agent on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Eastern time) and shall use reasonable efforts to make such net asset value per share available by 7:00 p.m. Eastern time each Business Day.

     1.9 The Trust agrees that its Portfolio shares will be sold only to Participating Insurance Companies and their separate accounts and to certain qualified pension and retirement plans to the extent permitted by the Shared Funding Exemptive Order. No shares of any Portfolio will be sold directly to the general public. The Company agrees that it will use Trust shares only for the purposes of funding the Contracts through the Accounts listed in Schedule A, as amended from time to time.

     1.10 The Company agrees that all net amounts available under the Contracts shall be invested in the Trust, in such other Funds advised by an Adviser or its affiliates as may be mutually agreed to in writing by the parties hereto, or in the Company's general account, provided that such amounts may also be invested in an investment company other than the Trust if: (a) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of the Portfolios; or (b) the Company gives the Trust and the Underwriter 45 days written notice of its intention to make such other investment company available as a funding vehicle for the Contracts; or (c) such other investment company is available as a funding vehicle for the Contracts at the date of this Agreement and the Company so informs the Trust and the Underwriter prior to their signing this Agreement (a list of such investment companies appearing on Schedule A to this Agreement); or (d) the Trust or Underwriter consents to the use of such other investment company.

     1.11 The Trust agrees that all Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding to those contained in Section 2.10 and Article IV of this Agreement.



                                  ARTICLE II.
                 Obligations of the Parties; Fees and Expenses
                 ---------------------------------------------

     2.1 The Trust shall prepare and be responsible for filing with the SEC and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of the Trust. The Trust shall bear the costs of registration and qualification of its shares of the Portfolios, preparation and filing of the documents listed in this Section 2.1 and all taxes to which an issuer is subject on the issuance and transfer of its shares.

     2.2 At the option of the Company, the Trust or the Underwriter shall either (a) provide the Company with as many copies of portions of the Trust's current prospectus, annual report, semi-annual report and other shareholder communications, including any amendments or supplements to any of the foregoing, pertaining specifically to the Portfolios as the Company shall reasonably request; or (b) provide the Company with a camera ready copy of such documents in a form suitable for printing and from which information relating to series of the Trust other than the Portfolios has been deleted to the extent practicable. The Trust or the Underwriter shall provide the Company with a copy of its current statement of additional information, including any amendments or supplements, in a form suitable for duplication by the Company. Expenses of furnishing such documents for marketing purposes shall be borne by the Company and expenses of furnishing such documents for current contract owners invested in the Trust shall be borne by the Trust or the Underwriter.

     2.3 The Trust (at its expense) shall provide the Company with copies of any Trust-sponsored proxy materials in such quantity as the Company shall reasonably require for distribution to Contract owners. The Company shall bear the costs of distributing proxy materials (or similar materials such as voting solicitation instructions), prospectuses and statements of additional information to Contract owners. The Company assumes sole responsibility for ensuring that such materials are delivered to Contract owners in accordance with applicable federal and state securities laws.

     2.4 If and to the extent required by law, the Company shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and (iii) vote Trust shares for which no instructions have been received in the same proportion as Trust shares of such Portfolio for which instructions have been received; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Trust shares held in any segregated asset account in its own right, to the extent permitted by law.

     2.5 Except as provided in section 2.6, the Company shall not use any designation comprised in whole or part of the names or marks "Franklin" or "Templeton" or any other Trademark relating to the Trust or Underwriter without prior written consent, and upon termination of this Agreement for any reason, the Company shall cease all use of any such name or mark as soon as reasonably practicable.

     2.6 The Company shall furnish, or cause to be furnished to the Trust or its designee, at least one complete copy of each registration statement, prospectus, statement of additional information, retirement plan disclosure information or other disclosure documents or similar information, as applicable (collectively "disclosure documents"), as well as any report, solicitation for voting instructions, sales literature and other promotional materials, and all amendments to any of the above that relate to the Contracts or the Accounts prior to its first use. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee each piece of sales literature or other promotional material in which the Trust or an Adviser is named, at least 15 Business Days prior to its use. No such material shall be used if the Trust or its designee reasonably objects to such use within five Business Days after receipt of such material. For purposes of this paragraph, "sales literature or other promotional material" includes, but is not limited to, portions of the following that use any Trademark related to the Trust or Underwriter or refer to the Trust or affiliates of the Trust: advertisements (such as material published or designed for use in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or electronic communication or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts or any other advertisement, sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and disclosure documents, shareholder reports and proxy materials.

     2.7 The Company and its agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust, the Underwriter or an Adviser in connection with the sale of the Contracts other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in sales literature or other promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee.

     2.8 The Trust shall use reasonable efforts to provide the Company, on a timely basis, with such information about the Trust, the Portfolios and each Adviser, in such form as the Company may reasonably require, as the Company shall reasonably request in connection with the preparation of disclosure documents and annual and semi-annual reports pertaining to the Contracts.

     2.9 The Trust shall not give any information or make any representations or statements on behalf of the Company or concerning the Company, the Accounts or the Contracts other than information or representations contained in and accurately derived from disclosure documents for the Contracts (as such disclosure documents may be amended or supplemented from time to time), or in materials approved by the Company for distribution including sales literature or other promotional materials, except as required by legal process or regulatory authorities or with the written permission of the Company.

     2.10 So long as, and to the extent that, the SEC interprets the 1940 Act to require pass-through voting privileges for Contract owners, the Company will provide pass-through voting privileges to Contract owners whose Contract values are invested, through the registered

Accounts, in shares of one or more Portfolios of the Trust. The Trust shall require all Participating Insurance Companies to calculate voting privileges in the same manner and the Company shall be responsible for assuring that the Accounts calculate voting privileges in the manner established by the Trust. With respect to each registered Account, the Company will vote shares of each Portfolio of the Trust held by a registered Account and for which no timely voting instructions from Contract owners are received in the same proportion as those shares held by that registered Account for which voting instructions are received. The Company and its agents will in no way recommend or oppose or interfere with the solicitation of proxies for Portfolio shares held to fund the Contracts without the prior written consent of the Trust, which consent may be withheld in the Trust's sole discretion.

     2.11 The Trust and Underwriter shall pay no fee or other compensation to the Company under this Agreement except as provided on Schedule A, if attached. Nevertheless, the Underwriter or an affiliate may make payments (other than pursuant to a Rule 12b-1 Plan) to the Company or its affiliates or to the Contracts' underwriter in amounts agreed to by the Underwriter or an affiliate in writing and such payments may be made out of fees otherwise payable to the Underwriter or its affiliates, profits of the Underwriter or its affiliates, or other resources available to the Underwriter or its affiliates.


                                 ARTICLE III.
                        Representations and Warranties
                        ------------------------------


     3.1 The Company represents and warrants that it is an insurance company duly organized and in good standing under the laws of its state of incorporation and that it has legally and validly established each Account as a segregated asset account under such law as of the date set forth in Schedule A.

     3.2 The Company represents and warrants that, with respect to each Account, (1) the Company has registered or, prior to any issuance or sale of the Contracts, will register the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated asset account for the Contracts, or (2) if the Account is exempt from registration as an investment company under Section 3(c) of the 1940 Act, the Company will make every effort to maintain such exemption and will notify the Trust and the Adviser immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

     3.3 The Company represents and warrants that, with respect to each Contract, (1) the Contract will be registered under the 1933 Act, or (2) if the Contract is exempt from registration under Section 3(a)(2) of the 1933 Act or under Section 4(2) and Regulation D of the 1933 Act, the Company will make every effort to maintain such exemption and will notify the Trust and the Adviser immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future. The Company further represents and warrants that the Contracts will be sold by broker-dealers, or their registered representatives, who are registered with the SEC under the 1934 Act and who are members in good standing of the NASD; the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws; and the sale of the Contracts shall comply in all material respects with state insurance suitability requirements.

     For any unregistered Accounts which are exempt from registration under the `40 Act in reliance upon Sections 3(c)(1) or 3(c)(7) thereof, the Company represents and warrants that:

     (a) each Account and sub-account thereof has a principal underwriter which is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended;

     (b) Trust shares are and will continue to be the only investment securities held by the corresponding Account sub-accounts; and

     (c) with regard to each Portfolio, the Company, on behalf of the corresponding sub-account, will:

          (1) seek instructions from all Contract owners with regard to the voting of all proxies with respect to Trust shares and vote such proxies only in accordance with such instructions or vote such shares held by it in the same proportion as the vote of all other holders of such shares; and

          (2) refrain from substituting shares of another security for such shares unless the SEC has approved such substitution in the manner provided in Section 26 of the `40 Act.

     3.4 The Trust represents and warrants that it is duly organized and validly existing under the laws of the State of Massachusetts and that it does and will comply in all material respects with the 1940 Act and the rules and regulations thereunder.

     3.5 The Trust represents and warrants that the Portfolio shares offered and sold pursuant to this Agreement will be registered under the 1933 Act and the Trust shall be registered under the 1940 Act prior to and at the time of any issuance or sale of such shares. The Trust shall amend its registration statement under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust or the Underwriter.

     3.6 The Trust represents and warrants that the investments of each Portfolio will comply with the diversification requirements for variable annuity, endowment or life insurance contracts set forth in Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code"), and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify the Company immediately upon having a reasonable basis for believing any Portfolio has ceased to comply or might not so comply and will in that event immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance within the grace period afforded by Regulation 1.817-5.

     3.7 The Trust represents and warrants that it is currently qualified as a "regulated investment company" under Subchapter M of the Code, that it will make every effort to maintain such qualification and will notify the Company immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

     3.8 The Trust represents and warrants that should it ever desire to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Trustees, including a majority who are not "interested persons" of the Trust under the 1940 Act ("disinterested Trustees"), will formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

     3.9 The Trust represents and warrants that it, its directors, officers, employees and others dealing with the money or securities, or both, of a Portfolio shall at all times be covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less that the minimum coverage required by Rule 17g-1 or other regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company.

     3.10 The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Trust are and shall be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust, in an amount not less than $5 million. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Trust and the Underwriter in the event that such coverage no longer applies.

     3.11 The Underwriter represents that each Adviser is duly organized and validly existing under applicable corporate law and that it is registered and will during the term of this Agreement remain registered as an investment adviser under the Advisers Act.

     3.12 The Trust currently intends for one or more classes of shares (each, a "Class") to make payments to finance its distribution expenses, including service fees, pursuant to a Plan adopted under Rule 12b-1 under the 1940 Act ("Rule 12b-1"), although it may determine to discontinue such practice in the future. To the extent that any Class of the Trust finances its distribution expenses pursuant to a Plan adopted under Rule 12b-1, the Trust undertakes to comply with any then current SEC and SEC staff interpretations concerning Rule 12b-1 or any successor provisions.

                                  ARTICLE IV.

                              Potential Conflicts
                              -------------------

     4.1 The parties acknowledge that a Portfolio's shares may be made available for investment to other Participating Insurance Companies. In such event, the Trustees will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all Participating Insurance Companies. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Trust shall promptly inform the Company of any determination by the Trustees that an irreconcilable material conflict exists and of the implications thereof.

     4.2 The Company agrees to promptly report any potential or existing conflicts of which it is aware to the Trustees. The Company will assist the Trustees in carrying out their responsibilities under the Shared Funding Exemptive Order by providing the Trustees with all information reasonably necessary for the Trustees to consider any issues raised including, but not limited to, information as to a decision by the Company to disregard Contract owner voting instructions. All communications from the Company to the Trustees may be made in care of the Trust.

     4.3 If it is determined by a majority of the Trustees, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists that affects the interests of Contract owners, the Company shall, in cooperation with other Participating Insurance Companies whose contract owners are also affected, at its own expense and to the extent reasonably practicable (as determined by the Trustees) take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, which steps could include: (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting the question of whether or not such withdrawal should be implemented to a vote of all affected Contract owners and, as appropriate, withdrawing the assets of any appropriate group (i.e. , annuity contract owners, life insurance policy owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such withdrawal, or offering to the affected Contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account.

     4.4 If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Trust's election, to withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

     4.5 If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with a majority of other state regulators, then the Company will withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account within six (6) months after the Trustees inform the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

     4.6 For purposes of Sections 4.3 through 4.6 of this Agreement, a majority of the disinterested Trustees shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Trust be required to establish a new funding medium for the Contracts. In the event that the Trustees determine that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Trust and terminate this Agreement within six (6) months after the Trustees inform the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested Trustees.

     4.7 The Company shall at least annually submit to the Trustees such reports, materials or data as the Trustees may reasonably request so that the Trustees may fully carry out the duties imposed upon them by the Shared Funding Exemptive Order, and said reports, materials and data shall be submitted more frequently if reasonably deemed appropriate by the Trustees.

     4.8 If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable.

                                  ARTICLE V.
                                Indemnification
                                ---------------

     5.1  Indemnification By the Company
          ------------------------------

               (a) The Company agrees to indemnify and hold harmless the Underwriter, the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually the "Indemnified Party" for purposes of this
          Article V) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of Trust Shares or the Contracts and

                    (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a disclosure document for the Contracts or in the Contracts themselves or in sales literature generated or approved by the Company on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Article V), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Company by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                    (ii) arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Trust Documents as defined in Section 5.2 (a)(i)) or wrongful conduct of the Company or persons under its control, with respect to the sale or acquisition of the Contracts or Trust shares; or

                    (iii) arise out of or result from any untrue statement or
               alleged untrue statement of a material fact contained in Trust Documents as defined in Section 5.2(a)(i) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of the Company; or

                    (iv) arise out of or result from any failure by the Company to provide the services or furnish the materials required under the terms of this Agreement; or

                    (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company.

               (b) The Company shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust or Underwriter, whichever is applicable.
          The Company shall also not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. Unless the Indeminfied Party releases the Company from any further obligations under this Section 5.1, the Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

               (c) The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

     5.2  Indemnification By The Underwriter
          ----------------------------------

          (a) The Underwriter agrees to indemnify and hold harmless the Company, the underwriter of the Contracts and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually an "Indemnified Party" for purposes of this
     Section 5.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Trust's Shares or the Contracts and:

               (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement, prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing) (collectively, the "Trust Documents") or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission of such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Trust by or on behalf of the Company for use in the Registration Statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

               (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the disclosure documents or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Trust, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Trust shares; or

               (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a disclosure document or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Trust; or

               (iv) arise as a result of any failure by the Trust to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification representation specified in Section 3.7 of this Agreement and the diversification requirements specified in Section 3.6 of this Agreement); or

               (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 5.2(b) and 5.2(c) hereof.

          (b) The Underwriter shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

          (c) The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemified Party releases the Underwriter from any further obligations under this Section 5.2, the Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          (d) The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

     5.3  Indemnification By The Trust
          ----------------------------

          (a) The Trust agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 5.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust, which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust, and arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; as limited by and in accordance with the provisions of Section 5.3(b) and 5.3(c) hereof. It is understood and expressly stipulated that neither the holders of shares of the Trust nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

          (b) The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against any Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Trust, the Underwriter or each Account, whichever is applicable.

          (c) The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claims shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Trust from any further obligations under this Section 5.3, the Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          (d) The Company and the Underwriter agree promptly to notify the Trust of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either the Account, or the sale or acquisition of share of the Trust.

                                  ARTICLE VI.
                                  Termination
                                  -----------

     6.1 This Agreement may be terminated by any party in its entirety or with respect to one, some or all Portfolios for any reason by sixty (60) days advance written notice delivered to the other parties, and shall terminate immediately in the event of its assignment, as that term is used in the 1940 Act.

     6.2 This Agreement may be terminated immediately by either the Trust or the Underwriter upon written notice to the Company if:

          (a) the Company notifies the Trust or the Underwriter that the exemption from registration under Section 3(c) of the 1940 Act no longer applies, or might not apply in the future, to the unregistered Accounts, or that the exemption from registration under Section 4(2) or Regulation D promulgated under the 1933 Act no longer applies or might not apply in the future, to interests under the unregistered Contracts; or

          (b) either one or both of the Trust or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

          (c) the Company gives the Trust and the Underwriter the written notice specified in Section 1.10 hereof and at the same time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however, that any termination under this Section 6.2(c) shall be effective forty-five (45) days after the notice specified in Section 1.10 was given; or

     6.3 If this Agreement is terminated for any reason, except under Article IV (Potential Conflicts) above, the Trust shall, at the option of the Company, continue to make available additional shares of any Portfolio and redeem shares of any Portfolio pursuant to all of the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement. If this Agreement is terminated pursuant to Article IV, the provisions of Article IV shall govern.

     6.4 The provisions of Articles II (Representations and Warranties) and V (Indemnification) shall survive the termination of this Agreement. All other applicable provisions of this Agreement shall survive the termination of this Agreement, as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 6.3, except that the Trust and the Underwriter shall have no further obligation to sell Trust shares with respect to Contracts issued after termination.

     6.5 The Company shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract owner initiated or approved transactions, (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"), or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Trust and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Trust and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Trust or the Underwriter 90 days notice of its intention to do so.


                                 ARTICLE VII.
                                   Notices.
                                   --------

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

          If to the Trust:

               Templeton Variable Products Series Fund
               500 E. Broward Boulevard
               Fort Lauderdale, FL 33394-3091
                    Attention: Barbara J. Green, Trust Secretary

          With a copy to:

               Franklin Resources, Inc.
               777 Mariners Island Boulevard
               San Mateo, CA  94404

                    Attention: Karen L. Skidmore, Associate General Counsel

          If to the Underwriter:

               Franklin Templeton Distributors, Inc.
               777 Mariners Island Boulevard
               San Mateo, CA 94404
                    Attention: Deborah R. Gatzek, Senior Vice President and Assistant Secretary

          If to the Company:

               [_] Insurance Company

                    Attention:  [_]


                                 ARTICLE VIII.
                                 Miscellaneous
                                 -------------

     8.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     8.2 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     8.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     8.4 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Florida. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the SEC on behalf of the Trust granting exemptive relief therefrom and the conditions of such orders. Copies of any such orders shall be promptly forwarded by the Trust to the Company.

     8.5 The parties to this Agreement acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and that no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

     8.6 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

     8.7 Each party hereto shall treat as confidential the names and addresses of the Contract owners and all information reasonably identified as confidential in writing by any other party hereto, and, except as permitted by this Agreement or as required by legal process or regulatory authorities, shall not disclose, disseminate, or utilize such names and addresses and other confidential information until such time as they may come into the public domain, without the express written consent of the affected party. Without limiting the foregoing, no party hereto shall disclose any information that such party has been advised is proprietary, except such information that such party is required to disclose by any appropriate governmental authority (including, without limitation, the SEC, the NASD, and state securities and insurance regulators).

     8.8 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     8.9 The parties to this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect, except as provided in Section 1.10.

     8.10 Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written approval of the other party.

     8.11 No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

          IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Participation Agreement as of the date and year first above written.


                         The Company:
                         [_] Insurance Company
                         ---------------------
                         By its authorized officer

                         By:____________________________________
                         Name:
                         Title:

                         The Trust:
                         Templeton Variable Products Series Fund
                         ---------------------------------------
                         By its authorized officer

                         By:____________________________________
                         Name:  Karen L. Skidmore
                         Title: Assistant Vice President, Assistant Secretary

                         The Underwriter:
                         Franklin Templeton Distributors, Inc.
                         -------------------------------------
                         By its authorized officer


                         By:____________________________________
                         Name:  Deborah R. Gatzek
                         Title: Senior Vice President, Assistant Secretary

                                  SCHEDULE A

                   Contracts Issued by [_] Insurance Company
                   -----------------------------------------

--------------------------------------------------------------------------------------------------------
                              Contract 1                 Contract 2             Contract 3
--------------------------------------------------------------------------------------------------------
Contract/Product
Name
--------------------------------------------------------------------------------------------------------
Registered (Y/N)
--------------------------------------------------------------------------------------------------------
SEC Registration
Number - 1933 Act
--------------------------------------------------------------------------------------------------------
Representative
Form Numbers
--------------------------------------------------------------------------------------------------------
Separate Account
Name/Date
Established
--------------------------------------------------------------------------------------------------------
SEC Registration
Number - 1940 Act
--------------------------------------------------------------------------------------------------------
Templeton Variable       TVP - Templeton
Products Series Fund     International Fund - Class
                         2 - Templeton Investment
                         Counsel, Inc.

("TVP") - Portfolios     TVP - Templeton Asset
and Classes - Adviser    Allocation Fund - Class 2
                         - Templeton Investment
                         Counsel, Inc.
--------------------------------------------------------------------------------------------------------

                                  SCHEDULE B


                Other Portfolios Available under the Contracts
                ----------------------------------------------

                                  SCHEDULE  C

                              RULE  12B-1  PLANS

                             Compensation Schedule
                             ---------------------

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan, stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.

Portfolio Name                               Maximum Annual Payment Rate
------------------------------------------------------------------------
Templeton International Fund                           0.25%
Templeton Asset Allocation Fund                        0.25%

                             Agreement Provisions
                             --------------------

     If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 Plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

     To the extent the Company or its affiliates, agents or designees (collectively "you") you provide administrative and other services which assist in the promotion and distribution of Eligible Shares or Variable Contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Administrative and other services" may include, but are not limited to, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, maintaining customer accounts and records, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus).

     You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

     The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty
(60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. or Templeton Investment Counsel, Inc. or their affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule A relating to the Plans will also terminate.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Fund.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule A, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the contracts.